UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock FundsSM

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Core Fund

BlackRock Energy Opportunities Fund (Formerly BlackRock All-Cap Energy & Resources Portfolio)

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2020

Date of reporting period: 05/31/2020

Item 1 – Report to Stockholders

MAY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Advantage Large Cap Growth Fund

•	BlackRock Advantage Small Cap Core Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were muted due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. We are encouraged by the strong coordinated monetary and fiscal response that is underway, both in the United States and abroad. However, there remains a risk that policy fatigue and recent improvements in economic indicators could lead lawmakers to retreat from needed stimulus measures too soon.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the path to recovery. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(2.10)%	12.84%
U.S. small cap equities (Russell 2000® Index)	(13.53)	(3.44)
International equities (MSCI Europe, Australasia, Far East Index)	(11.48)	(2.81)
Emerging market equities (MSCI Emerging Markets Index)	(9.69)	(4.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.73	1.84
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	11.55	15.87
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.40	9.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.52	3.87
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	1.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2020	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2019 to May 31, 2020, the Fund’s Institutional, Investor A, Investor C, Class K and Class R Shares returned (7.45)%, (7.61)%, (8.05)%, (7.40)% and (7.75)%, respectively, underperforming its benchmark, the MSCI EAFE® Index, which returned (7.26)%.

What factors influenced performance?

The Fund struggled in the highly volatile market backdrop that created a sharp bifurcation in equity returns during the period. Markets initially reached new highs in a strong risk-on rally that lasted through mid-February, driven by anticipation of the resolution of trade disputes between the United States and China and excitement about the resulting phase-one trade deal. However, the spread of the coronavirus across the globe was an inflection point and led to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment fell sharply. The speed of the selloff in the first quarter of 2020 led to one of the worst quarterly returns for equities on record, as volatility hit levels last observed during the global financial crisis. Policymakers stepped in with both fiscal and monetary stimulus packages aimed at supporting the market. The Bank of Japan, for example, invested in a record level of equity exchange-traded funds (“ETFs”) to help bolster Japanese equity markets. This helped stocks recover significantly by period end, but it was not enough to fully offset prior losses.

The Fund’s performance followed a similar pattern. While returns were initially in line with the benchmark, market volatility brought losses in the first quarter of 2020 that led to relative underperformance for the period as a whole. Among macro-thematic signals, a style-timing model struggled in March through a preference for dividend yield. Positioning within real estate securities drove losses for this insight, as the Fund demonstrated a preference for higher-yielding stocks. This came under significant pressure as investors weighed the impact of mass economic closures on their business models. Positioning in Japan also weighed on relative performance, as the Fund maintained an underweight allocation to retail stocks, including automakers. That positioning underperformed because of the Bank of Japan’s ETF purchases, which helped Japanese equities outperform other regions. Elsewhere, proprietary trend-based insights demonstrated some weakness, as volatility rose among momentum styles from the end of April into May. In particular, several signals aimed at identifying less obvious company linkages across different dimensions reversed earlier gains.

Conversely, sentiment insights strongly contributed to relative performance, especially during the market’s rebound from the March lows. A signal that combines the quantitative investing platform’s best ideas provided positive exposure to a number of underappreciated earnings trends. Unsurprisingly, signals that are driven from more timely data were able to capture the rapid market evolution correctly and provide gains, including insights that approximate sales from online browsing activity and mobile app uses. Measurements of broker sentiment through machine-learned text analysis also added value over the period. Also, helping to provide ballast for the portfolio, fundamental stock selection insights contributed to relative performance, giving much-needed defense during the market decline. Notably, quality measures like profitability and operational sustainability insights were some of the best performers. A signal that looks at dividend policy, for example, successfully motivated an underweight position in stocks in the United Kingdom. Valuation-focused fundamental insights were also broadly additive during the period.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. These included a new signal that uses the existing library of systematic active equity insights to create bespoke allocation models at the individual stock level. This signal builds on earlier machine-learned capabilities the investment adviser developed. Additionally, the Fund added an insight that looks to capture investor positioning toward environmental, social and governance (“ESG”)-related holdings. This led to the Fund’s continuing to build out its positioning based on investor flows into ESG-related positions and away from generic quantitative investing exposure. Given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends, such as “work from home.”

During May, the investment adviser implemented several new research initiatives designed to move the portfolio more fully toward the economic re-opening theme. This included a fresh round of enhancements to several insights using natural language processing to have them focus more fully on this narrative. Labor market data was another research arc for the investment adviser, as analysis suggests that evidence of hiring intentions are likely to provide a timely read on companies that are leading or lagging the re-opening process. At the other end of the spectrum, research on more-distressed businesses that change their labor structures suggests an improved probability of survival, providing a means to selectively seek out value with confidence.

At the macro level, the Fund added a completely new insight that uses an alternative data source measuring aggregated “mobility” in order to identify regions and economies that are ahead of the re-opening curve. The addition of these signals was funded from reduced exposure to earlier coronavirus research designed to identify winners and losers as economies were going into lockdown.

Describe portfolio positioning at period end.

At period end, the Fund remained largely neutral, both geographically and in terms of sector allocation. The Fund showed slight preferences for equities in France, Germany, and the Netherlands, and was slightly underweight in Spain, Hong Kong and Ireland. From a sector perspective, the Fund was overweight in communication services stocks, while maintaining underweight allocations to the consumer discretionary, utilities and financial sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage International Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

(c)

The MSCI EAFE® Index is an index designed to represent the performance of large- and mid-cap securities across 21 developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. As of March 31, 2020, it had 915 constituents and covered approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(11.98)%	(3.87)%	N/A	1.01%	N/A	5.72%	N/A
Investor A	(12.08)	(4.12)	(9.15)%	0.74	(0.34)%	5.44	4.87%
Investor C	(12.43)	(4.85)	(5.78)	(0.03)	(0.03)	4.62	4.62
Class K	(11.99)	(3.82)	N/A	1.03	N/A	5.73	N/A
Class R	(12.21)	(4.38)	N/A	0.44	N/A	5.08	N/A
MSCI EAFE® Index	(11.48)	(2.81)	N/A	0.79	N/A	5.27	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage International Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 880.20	$ 2.35		$ 1,000.00	$ 1,022.50	$ 2.53		0.50%
Investor A	1,000.00	879.20	3.52		1,000.00	1,021.25	3.79		0.75
Investor C	1,000.00	875.70	7.03		1,000.00	1,017.50	7.57		1.50
Class K	1,000.00	880.10	2.12		1,000.00	1,022.75	2.28		0.45
Class R	1,000.00	877.90	4.69		1,000.00	1,020.00	5.05		1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Nestlé SA, Registered Shares	3%
Novartis AG, Registered Shares	1
Roche Holding AG	1
Siemens AG, Registered Shares	1
Novo Nordisk A/S, Class B	1
SAP SE	1
AstraZeneca PLC	1
L’Oreal SA	1
ASML Holding NV	1
Diageo PLC	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	25%
United Kingdom	13
France	11
Switzerland	10
Germany	9
Australia	7
Netherlands	5
Sweden	3
United States	3
Hong Kong	2
Italy	2
Denmark	2
Spain	2
Finland	1
Singapore	1
Belgium	1
China	1
Other Assets Less Liabilities	2

(a)	Excludes short-term securities.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2019 to May 31, 2020, the Fund’s Institutional, Service, Investor A, Investor C, Class K and Class R Shares returned 15.34%, 15.19%, 15.16%, 14.56%,15.40% and 14.99%, respectively, underperforming its benchmark, the Russell 1000® Growth Index, which returned 16.41%.

What factors influenced performance?

The Fund struggled amid a highly volatile market backdrop as equities experienced a sharp bifurcation with two distinct return environments. Initially, markets hit new highs in a strong risk-on rally through mid-February amid excitement for a phase-one trade deal between the United States and China. However, the spread of coronavirus provided an inflection point, which prompted a steep market decline. Investor concerns mounted through broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The speed of the selloff between mid-February and the last week of March resulted in one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the global financial crisis. As a result, policy makers stepped in with fiscal and monetary packages to support the market. With accommodative policies, expectations of gradual reopening and economic data that appeared to have troughed, equities rallied strongly in April and May.

Losses in March drove the Fund’s underperformance for the period, as economic shutdowns forced investors to question prior growth and earnings expectations. This ultimately resulted in a sharp market inflection point and led to equally sharp declines across fundamental stock selection insights, notably valuation-based measures. These more contrarian insights detracted as investors focused on the long-term economic impact of shutdowns needed to stop the spread of the coronavirus. In particular, the future earnings prospects of many cyclical parts of the market came into question. More traditional signals that seek to identify attractively priced growth companies, such as comparing valuations across earnings, struggled given the backdrop. Elsewhere, text-based analyses that seek to identify trends across company fundamentals and earnings detracted as investors doubted prior guidance. Additionally, certain macro-thematic insights struggled amid the changing trends in hiring as the evolving coronavirus concerns impacted the usefulness of job market data. Similarly, performance of macro insights that look toward import costs also suffered in the period.

Select insights were able to provide gains. In this vein, sentiment measures were broadly additive. In particular, signals that evaluate cross-asset class sentiment proved beneficial, including bond-related measures given credit spread volatility. Trend-based sentiment measures were able overall to successfully keep pace with the evolving marketplace, most notably alternative data sets which captured supply chain disruptions. Unsurprisingly, given the volatility, fundamental stock selection signals provided needed portfolio ballast. Notably, the defensive profile of quality measures, such as balance sheet strength and a preference for lower volatility stocks, allowed them to produce strong results given the sharp risk-off tone to the market. Additionally, there was continued strength from less traditional quality measures, such as insights related to environmental, social and governance (“ESG”) factors. A recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals after successfully capturing an evolving investor preference for sustainability.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new signal that uses the investment adviser’s existing library of insights to create allocation models across individual stocks, building upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund has instituted enhanced signals constructed to identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the consumer discretionary and consumer staples sectors and slight underweight positions in the industrials and communications services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage Large Cap Growth Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to- book ratios and higher forcasted growth values.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	7.64%	22.63%	N/A	12.77%	N/A	11.18%	N/A
Service	7.48	22.29	N/A	12.45	N/A	10.84	N/A
Investor A	7.44	22.25	15.83%	12.45	11.24%	10.84	10.24%
Investor C	7.02	21.37	20.37	11.58	11.58	9.99	9.99
Class K	7.63	22.69	N/A	12.61	N/A	10.92	N/A
Class R	7.36	21.94	N/A	12.12	N/A	10.47	N/A
Russell 1000® Growth Index	8.41	26.25	N/A	14.50	N/A	16.07	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage Large Cap Growth Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,076.40	$ 3.22		$ 1,000.00	$ 1,021.90	$ 3.13		0.62%
Service	1,000.00	1,074.80	4.51		1,000.00	1,020.65	4.39		0.87
Investor A	1,000.00	1,074.40	4.51		1,000.00	1,020.65	4.39		0.87
Investor C	1,000.00	1,070.20	8.38		1,000.00	1,016.90	8.17		1.62
Class K	1,000.00	1,076.30	2.96		1,000.00	1,022.15	2.88		0.57
Class R	1,000.00	1,073.60	5.81		1,000.00	1,019.40	5.65		1.12

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	9%
Apple Inc.	8
Amazon.com, Inc.	7
Facebook, Inc., Class A	3
Alphabet, Inc., Class C	3
Alphabet, Inc., Class A	2
Mastercard, Inc., Class A	2
UnitedHealth Group, Inc.	2
PayPal Holdings, Inc.	2
Costco Wholesale Corp.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	39%
Consumer Discretionary	15
Health Care	14
Communication Services	11
Industrials	7
Consumer Staples	5
Financials	3
Real Estate	2
Materials	1
Short-Term Securities	3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of May 31, 2020	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2020, the Fund outperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

The Fund performed well navigating a highly volatile market backdrop as equities experienced a sharp bifurcation with two distinct return environments. Initially, markets hit new highs in a strong risk-on rally through mid-February amid excitement for a phase-one trade deal between the United States and China. However, the spread of coronavirus provided an inflection point, which prompted a steep market decline. Investor concerns mounted through broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The speed of the selloff in the first quarter of 2020 represented one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the global financial crisis. As a result, policy makers stepped in with both fiscal and monetary packages to support the market. With accommodative policies, expectations of gradual reopening, and economic data that appeared to have troughed, equities enjoyed strong rallies in April and May. Notably, however, small-cap securities underperformed their large-cap counterparts, as investors sought the relative safety of size and resilience amid the market volatility.

Unsurprisingly, given the heightened risks, fundamental quality stock selection signals drove the Fund’s relative outperformance given their defensive tilt. The top-performing signals were quality measures that look toward company management across financials and health care. These included looking to identify potential management communication “spin” to the investor community as well as companies that have founding members still serving in operational capacities. The latter signal, specifically, has a growth orientation which benefited performance as that style continued to perform well during the period. Traditional quality measures, such as profitability and lower-volatility preferences, also benefited performance. Additionally, there was continued strength from insights related to environmental, social and governance (“ESG”) factors, which tend to demonstrate resilience during market declines. A recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals after successfully capturing an evolving investor preference for sustainability. Strength also emerged through trend-based signals that benefit from alternative data. These were able to successfully identify the evolving economic landscape as traditional data sets struggled to keep pace. These included looking towards online search activity, hotel bookings and brand sentiment to identify trends in expected earnings. Coronavirus-related trend insights were also additive, with noted strength from a signal that looks to identify companies that may benefit from development of a treatment. Finally, valuation-based insights, or those that have a contrarian orientation, also provided gains. This was driven by returns from an insight that compares stock valuations across research and development expenditures as it has a growth orientation. This insight drove gains through successful positioning in biotechnology companies.

Despite demonstrating resilience and performance strength during the period, the Fund struggled amid the sizable market rotations in March. As markets came under duress with investors attempting to account for economic shortfalls due to lockdown measures, the market experienced a historic level of deleveraging. This was acute across the normally informed investor community, which also led to liquidity challenges in the small-cap universe that adversely impacted Fund performance. Unsurprisingly, sentiment stock selection insights that seek to capture the positioning of informed investors struggled as a result. Notable weakness stemmed from a recently implemented signal that looks toward corporate manager meeting activity in order to impute potential institutional interest in the stock. Having demonstrated strong performance prior to the period, the signal struggled after motivating an overweight to restaurants prior to the implementation of large-scale economic shutdowns. Similarly, sentiment insights that look to capture positioning from the hedge fund community detracted across consumer discretionary stocks. Importantly, however, insights looking toward bond markets to gauge sentiment performed well as credit spreads rose sharply during the selloff. This helped ballast the sentiment signal composite, as a focus on corporate resilience and debt servicing performed well with investors seeking relative safety. Elsewhere, macro-thematic insights also declined driven by notable weakness across a regional model. However, gains from both a currency and industry model helped to partially offset those losses.

Describe recent portfolio activity.

During the 12-month period, the Fund maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the Fund. The Fund added a new signal that uses the existing library of the investment adviser’s insights to create bespoke allocation models at the individual stock level. This builds upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

The Fund utilized derivatives via futures contracts as means to equitize cash. The Fund’s use of futures contracts had a positive impact on Fund performance.

Describe Fund positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight positions in health care and consumer discretionary, while being slightly underweight in industrials and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage Small Cap Core Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

The Fund commenced operations on March 14, 2013.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(13.29)%	0.61%	N/A	5.25%	N/A	8.36%	N/A
Investor A	(13.36)	0.45	(4.83)%	4.99	3.86%	8.09	7.28%
Investor C	(13.68)	(0.33)	(1.33)	4.19	4.19	7.27	7.27
Class K	(13.26)	0.73	N/A	5.29	N/A	8.38	N/A
Russell 2000® Index	(13.53)	(3.44)	N/A	3.72	N/A	6.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)	The Fund commenced operations on March 14, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of May 31, 2020 (continued)	BlackRock Advantage Small Cap Core Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$867.10	$ 2.33		$ 1,000.00	$ 1,022.50	$ 2.53		0.50%
Investor A	1,000.00	866.40	3.50		1,000.00	1,021.25	3.79		0.75
Investor C	1,000.00	863.20	6.99		1,000.00	1,017.50	7.57		1.50
Class K	1,000.00	867.40	2.10		1,000.00	1,022.75	2.28		0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Cirrus Logic, Inc.	1%
ESCO Technologies, Inc.	1
Teladoc Health, Inc.	1
QTS Realty Trust, Inc., Class A	1
EastGroup Properties, Inc.	1
MDC Holdings, Inc.	1
New Jersey Resources Corp.	1
ManTech International Corp, Class A	1
Sandy Spring Bancorp, Inc.	1
SPS Commerce, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Health Care	22%
Information Technology	15
Industrials	14
Financials	14
Consumer Discretionary	11
Real Estate	6
Utilities	4
Consumer Staples	3
Materials	3
Communication Services	2
Energy	2
Short-Term Securities	8
Liabilities in Excess of Other Assets	(4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (available only in BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares (available only in BlackRock Advantage International Fund and BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage International Fund’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees. BlackRock Advantage Large Cap Growth Fund’s Class R Shares performance shown prior to the Class R Shares inception date of July 30, 2010 is that of Investor A Shares (which have no distribution fees) and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to BlackRock Advantage Small Cap Core Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2019 and held through May 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE	13

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.6%
Afterpay Ltd.(a)	7,555	$241,029
ALS Ltd.	4,163	19,823
Altium Ltd.	1,033	25,678
Alumina Ltd.	224,154	221,913
Ansell Ltd.	41,905	983,425
Aristocrat Leisure Ltd.	231,304	3,989,812
ASX Ltd.	4,622	272,412
Atlas Arteria Ltd.	50,445	224,498
Aurizon Holdings Ltd.	57,530	182,505
Australia & New Zealand Banking Group Ltd.	597,859	7,115,446
Bendigo & Adelaide Bank Ltd.	233,286	958,172
BHP Group Ltd.	226,375	5,327,937
BHP Group PLC	116,813	2,297,216
Brambles Ltd.	290,570	2,261,797
Challenger Ltd.	59,177	198,286
Cochlear Ltd.	8,802	1,135,193
Commonwealth Bank of Australia	55,702	2,365,337
CSL Ltd.	40,791	7,554,254
Downer EDI Ltd.	6,658	20,077
Ensogo Ltd.(b)	122,284	1
Goodman Group	145,062	1,490,267
GPT Group	38,325	102,068
Harvey Norman Holdings Ltd.	37,964	82,383
IDP Education Ltd.	28,436	323,891
IGO Ltd.	49,176	164,749
Insurance Australia Group Ltd.	60,629	247,576
Lendlease Group	17,096	147,790
Macquarie Group Ltd.	51,552	3,791,675
Metcash Ltd.	25,600	46,082
Mineral Resources Ltd.	14,248	179,039
Mirvac Group	780,247	1,224,118
National Australia Bank Ltd.	357,781	4,218,768
Newcrest Mining Ltd.	9,132	185,041
Oil Search Ltd.	14,303	33,255
Orica Ltd.	14,799	169,958
Origin Energy Ltd.	10,383	40,815
OZ Minerals Ltd.	29,050	183,291
Perpetual Ltd.	809	16,906
Platinum Asset Management Ltd.	45	120
QBE Insurance Group Ltd.	51,468	303,251
Qube Holdings Ltd.	24,490	44,316
REA Group Ltd.	789	53,059
Rio Tinto Ltd.	20,087	1,254,620
Rio Tinto PLC	51,998	2,820,071
SEEK Ltd.	11,912	160,019
South32 Ltd.	313,120	395,899
Spark Infrastructure Group	242,346	341,298
Stockland	120,237	287,072
Sydney Airport	4,753	18,596
Technology One Ltd.	14,890	91,048
Transurban Group	56,719	541,743
Treasury Wine Estates Ltd.	48,730	313,309
Westpac Banking Corp.	252,257	2,877,226
WiseTech Global Ltd.(c)	12,656	172,554
Woodside Petroleum Ltd.	57,792	871,938
Woolworths Group Ltd.	34,141	804,243
Worley Ltd.	5,637	31,665

		59,424,530

Austria — 0.2%
ams AG(a)	35,584	543,353

Security	Shares	Value

Austria (continued)
ANDRITZ AG(a)	8,545	$320,145
OMV AG	1,624	53,663
Raiffeisen Bank International AG	10,582	193,890
Vienna Insurance Group AG Wiener Versicherung Gruppe	20,640	435,287

		1,546,338

Belgium — 0.8%
Anheuser-Busch InBev SA	92,802	4,330,619
Barco NV	695	121,739
Galapagos NV(a)	3,034	615,503
Groupe Bruxelles Lambert SA	15,299	1,241,699
KBC Group NV	3,202	168,000
Solvay SA	2,078	158,676
Umicore SA	6,847	304,247

		6,940,483

China — 0.8%
BOC Hong Kong Holdings Ltd.	958,000	2,698,317
Prosus NV(a)	49,834	4,126,741

		6,825,058

Colombia — 0.0%
Millicom International Cellular SA	6,550	156,443

Denmark — 1.8%
Chr Hansen Holding A/S	12,792	1,242,297
Demant A/S(a)	7,473	211,936
Genmab A/S(a)	5,000	1,548,139
H Lundbeck A/S	14,553	561,789
Novo Nordisk A/S, Class B	158,858	10,405,942
Novozymes A/S, B Shares	799	43,641
Orsted A/S(c)(d)	18,992	2,233,550
SimCorp A/S	1,895	209,235

		16,456,529

Finland — 1.3%
Elisa Oyj	22,910	1,427,584
Kesko Oyj, B Shares	11,949	201,883
Metso Oyj	7,559	246,485
Neste Oyj	13,092	533,485
Nokia Oyj	984,676	3,915,659
Orion Oyj, Class B	1,108	59,304
UPM-Kymmene Oyj	130,382	3,762,014
Valmet Oyj(a)	1,565	40,919
Wartsila Oyj Abp	187,506	1,471,241

		11,658,574

France — 11.2%
Aeroports de Paris	2,014	209,941
Air Liquide SA	14,700	1,998,905
Airbus SE(a)	64,374	4,113,952
Alstom SA	15,394	647,927
Amundi SA(a)(d)	5,793	432,680
AXA SA	213,663	3,920,485
Bouygues SA(a)	15,186	465,917
Capgemini SE	11,042	1,140,579
Carrefour SA	90,965	1,384,095
Casino Guichard Perrachon SA	6,151	231,720
Christian Dior SE	6,277	2,670,659
CNP Assurances(a)	62,995	666,465
Compagnie de Saint-Gobain	5,347	174,983
Credit Agricole SA(a)	124,282	1,091,093
Danone SA	50,482	3,473,186
Dassault Systemes SE	19,939	3,404,224
Edenred	4,200	175,746

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Engie SA(a)	148,634	$1,766,410
EssilorLuxottica SA	24,949	3,247,064
Eutelsat Communications SA	18,871	188,939
Gaztransport Et Technigaz SA	296	22,218
Gecina SA	270	34,691
Hermes International	3,604	3,011,855
Iliad SA	3,051	534,446
Kering SA	6,392	3,351,069
Legrand SA	29,630	2,030,153
L’Oreal SA	31,936	9,367,199
LVMH Moet Hennessy Louis Vuitton SE	18,831	7,900,085
Natixis SA	170,787	382,976
Orange SA	175,437	2,109,890
Pernod Ricard SA	43,541	6,785,287
Peugeot SA(a)	39,856	572,149
Publicis Groupe SA	7,728	220,211
Renault SA(a)	26,623	603,506
Rexel SA	372,558	3,798,296
Rubis SCA	340	16,294
Safran SA(a)	24,310	2,342,484
Sanofi	76,350	7,468,163
Sartorius Stedim Biotech(a)	1,715	466,788
Schneider Electric SE	82,931	8,211,231
SCOR SE(a)	16,698	418,745
SEB SA	1,642	226,429
Societe BIC SA	1,363	72,775
Société Générale SA(a)	80,530	1,191,269
Sodexo SA	330	22,263
Sopra Steria Group	344	40,824
Teleperformance	3,493	831,744
Thales SA	989	75,701
TOTAL SA	81,153	3,077,387
Ubisoft Entertainment SA(a)	21,251	1,648,944
Unibail-Rodamco-Westfield	12,537	664,935
Valeo SA	951	23,508
Vivendi SA	21,015	480,515
Wendel SE	739	68,207
Worldline SA(a)(d)	14,411	1,082,069

		100,559,276

Germany — 8.7%
adidas AG(a)	26,412	7,004,663
Allianz SE, Registered Shares	14,720	2,667,797
Aroundtown SA	98,695	542,829
BASF SE	76,364	4,156,326
Bayer AG, Registered Shares	40,572	2,773,487
Beiersdorf AG	14,476	1,520,547
Carl Zeiss Meditec AG(a)	9,447	966,730
Commerzbank AG(a)	47,401	183,771
Continental AG	2,018	199,566
CTS Eventim AG & Co. KGaA(a)	1,887	85,934
Delivery Hero SE(a)(d)	14,875	1,431,158
Deutsche Boerse AG	39,834	6,558,738
Deutsche Post AG, Registered Shares	178,082	5,577,213
Deutsche Wohnen SE	10,369	464,306
Duerr AG	7,157	170,177
E.ON SE	124,055	1,315,934
Evonik Industries AG	1,993	49,247
Grand City Properties SA	1,703	38,716
GRENKE AG(c)	1,734	140,532
Hella GmbH & Co. KGaA	1,145	44,950
HelloFresh SE(a)	1,154	47,184
Henkel AG & Co. KGaA	7,693	618,686

Security	Shares	Value

Germany (continued)
HOCHTIEF AG	16,337	$1,447,443
Infineon Technologies AG	134,934	2,844,104
Knorr-Bremse AG	11,419	1,209,416
Merck KGaA	60,753	7,003,306
MorphoSys AG(a)	820	106,991
MTU Aero Engines AG	11,586	1,872,603
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	655	149,366
Puma SE(a)	21,122	1,519,563
Rational AG	2,098	1,128,791
Rheinmetall AG	8,831	719,244
SAP SE	78,148	9,973,430
Siemens AG, Registered Shares	95,416	10,520,069
TAG Immobilien AG	30,619	713,713
Telefonica Deutschland Holding AG	39,087	119,203
Uniper SE	13,066	408,658
Vonovia SE	33,595	1,932,319

		78,226,710

Hong Kong — 2.4%
AIA Group Ltd.	635,000	5,210,672
ASM Pacific Technology Ltd.	13,800	126,614
CLP Holdings Ltd.	330,500	3,244,103
Dah Sing Financial Holdings Ltd.	17,600	49,259
Hang Seng Bank Ltd.	9,500	145,906
Henderson Land Development Co. Ltd.	171,420	616,739
HKT Trust & HKT Ltd.	462,000	657,241
Hong Kong & China Gas Co. Ltd.	26,000	43,865
Hong Kong Exchanges & Clearing Ltd.	54,200	1,907,483
Hongkong Land Holdings Ltd.	126,000	475,420
Hutchison Port Holdings Trust	485,500	55,999
Hysan Development Co. Ltd.	119,000	324,419
Kerry Properties Ltd.	305,000	725,383
Link REIT	347,800	2,626,475
MTR Corp. Ltd.	68,500	330,547
NWS Holdings Ltd.	214,000	168,794
Sino Land Co. Ltd.	190,000	223,015
Swire Pacific Ltd., Class A	260,000	1,367,930
Swire Properties Ltd.	651,400	1,461,583
Techtronic Industries Co. Ltd.	194,500	1,696,796
Wharf Real Estate Investment Co. Ltd.	22,000	85,313

		21,543,556

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $804,375)(a)(b)(e)	1,080	226,919

Ireland — 0.2%
AIB Group PLC(a)	13,609	15,010
CRH PLC	3,199	103,013
Kerry Group PLC, Class A	2,387	295,751
Kingspan Group PLC	11,042	680,886
Smurfit Kappa Group PLC	9,260	302,392

		1,397,052

Israel — 0.3%
Bank Hapoalim BM	127,265	783,515
Bank Leumi Le-Israel BM	93,647	497,400
Delek Group Ltd.	678	18,269
First International Bank Of Israel Ltd.	5,863	133,705
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	76,405	242,593
Mizrahi Tefahot Bank Ltd.	4,919	96,291

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Nice Ltd.(a)	2,990	$554,825
Shapir Engineering and Industry Ltd.(a)	14,411	92,840

		2,419,441

Italy — 2.1%
Assicurazioni Generali SpA	229,082	3,193,658
Banca Mediolanum SpA	10,579	70,725
Davide Campari-Milano SpA	18,031	147,133
DiaSorin SpA	1,620	340,447
Enel SpA	412,642	3,190,436
Ferrari NV	18,877	3,209,587
Interpump Group SpA	8,474	254,671
Intesa Sanpaolo SpA(a)	1,282,665	2,231,926
Italgas SpA	190,848	1,039,246
Mediobanca Banca di Credito Finanziario SpA	298,695	1,964,919
Moncler SpA(a)	467	17,499
Pirelli & C SpA(d)	18,863	84,894
Snam SpA	84,391	395,318
Terna Rete Elettrica Nazionale SpA	403,200	2,739,226
Unipol Gruppo SpA(a)	5,033	17,767

		18,897,452

Japan — 24.9%
ABC-Mart, Inc.	900	54,669
Advantest Corp.	6,900	342,444
Aeon Co. Ltd.	21,800	483,098
AEON Financial Service Co. Ltd.	6,100	68,836
Aeon Mall Co. Ltd.	2,500	35,127
AGC, Inc.	8,200	232,580
Alfresa Holdings Corp.	17,600	355,258
Alps Alpine Co. Ltd.	78,200	947,751
Amada Co. Ltd.	35,300	315,445
Anritsu Corp.	32,100	636,572
Asahi Group Holdings Ltd.	41,200	1,550,348
Asahi Intecc Co. Ltd.	28,600	877,981
Asahi Kasei Corp.	173,900	1,382,118
Astellas Pharma, Inc.	109,700	1,960,113
Benesse Holdings, Inc.	36,900	1,001,132
Bridgestone Corp.	74,600	2,475,987
Canon Marketing Japan, Inc.	900	18,355
Canon, Inc.	188,590	3,872,618
Central Japan Railway Co.	17,800	3,050,597
Chugai Pharmaceutical Co. Ltd.	26,900	3,975,071
Citizen Watch Co. Ltd.	246,700	884,499
COMSYS Holdings Corp.	2,900	80,790
CyberAgent, Inc.	6,500	328,695
Dai Nippon Printing Co. Ltd.	2,800	63,831
Daicel Corp.	18,900	160,406
Dai-ichi Life Holdings, Inc.	237,900	3,120,934
Daiichi Sankyo Co. Ltd.	37,400	3,514,303
Daiichikosho Co. Ltd.	600	21,083
Daikin Industries Ltd.	33,000	4,859,093
Daito Trust Construction Co. Ltd.	10,000	1,058,114
Daiwa House Industry Co. Ltd.	31,100	771,672
Daiwa Securities Group, Inc.	43,500	181,240
Denso Corp.	59,300	2,284,122
Dentsu Group, Inc.	49,700	1,328,189
DIC Corp.	52,900	1,382,676
Dip Corp.	4,600	108,268
East Japan Railway Co.	65,600	5,152,404
Eisai Co. Ltd.	22,800	1,789,600
Electric Power Development Co. Ltd.	67,200	1,272,279
FamilyMart Co. Ltd.	22,700	425,538
FANUC Corp.	14,400	2,573,260

Security	Shares	Value

Japan (continued)
Fast Retailing Co. Ltd.	3,900	$2,192,134
Fuji Media Holdings, Inc.	74,500	748,698
FUJIFILM Holdings Corp.	42,500	1,949,329
Glory Ltd.	19,100	454,124
GS Yuasa Corp.	7,100	125,959
Hakuhodo DY Holdings, Inc.	3,900	48,568
Hitachi Transport System Ltd.	1,700	46,750
Honda Motor Co. Ltd.	80,900	2,106,523
Horiba Ltd.	900	47,511
Hoshizaki Corp.	4,600	371,377
House Foods Group, Inc.	700	23,733
Isuzu Motors Ltd.	101,300	951,476
Izumi Co. Ltd.	34,800	1,095,687
Japan Airlines Co. Ltd.	1,100	21,600
Japan Post Holdings Co. Ltd.	60,400	440,596
Japan Retail Fund Investment Corp.	140	184,642
Japan Tobacco, Inc.	50,600	1,004,217
JFE Holdings, Inc.	115,000	846,812
JTEKT Corp.	20,000	161,926
JXTG Holdings, Inc.	844,700	3,264,711
Kajima Corp.	119,600	1,358,053
Kakaku.com, Inc.	18,100	439,549
Kaneka Corp.	33,300	893,136
Kansai Paint Co. Ltd.	3,400	70,477
Kao Corp.	73,200	5,892,616
KDDI Corp.	231,400	6,754,380
Kenedix Office Investment Corp.	7	38,696
Keyence Corp.	19,400	7,990,844
Kirin Holdings Co. Ltd.	28,600	587,000
Kobayashi Pharmaceutical Co. Ltd.	300	26,839
Koito Manufacturing Co. Ltd.	7,700	327,510
Komatsu Ltd.	17,200	347,809
Konami Holdings Corp.	25,700	902,921
Konica Minolta, Inc.	454,800	1,689,696
Kose Corp.	600	75,559
Kubota Corp.	18,400	247,775
Kyocera Corp.	54,500	2,952,244
Kyowa Exeo Corp.	7,000	161,238
Kyushu Electric Power Co., Inc.	26,200	218,370
Lintec Corp.	37,500	897,048
M3, Inc.	9,900	399,904
Marubeni Corp.	293,100	1,427,022
Maruha Nichiro Corp.	2,600	56,351
Matsui Securities Co. Ltd.	2,800	22,080
Mazda Motor Corp.	65,900	425,418
McDonald’s Holdings Co. Japan Ltd.	4,400	234,152
MEIJI Holdings Co. Ltd.	2,300	173,679
Mercari, Inc.(a)	1,500	44,890
Mitsubishi Chemical Holdings Corp.	227,600	1,340,648
Mitsubishi Estate Co. Ltd.	2,300	36,557
Mitsubishi Materials Corp.	26,800	611,386
Mitsubishi Motors Corp.	186,800	529,177
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,100	74,044
Mitsui Chemicals, Inc.	21,400	446,260
Mitsui Fudosan Co. Ltd.	2,200	42,322
Mizuho Financial Group, Inc.	264,800	330,508
MonotaRO Co. Ltd.	30,700	1,116,784
MS&AD Insurance Group Holdings, Inc.	89,300	2,630,320
Murata Manufacturing Co. Ltd.	58,100	3,267,997
Nankai Electric Railway Co. Ltd.	1,900	46,235
Nexon Co. Ltd.	36,100	752,173
NGK Spark Plug Co. Ltd.	5,700	92,223

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nidec Corp.	3,900	$240,071
Nifco, Inc.	2,600	56,972
Nihon Kohden Corp.	7,400	247,026
Nikon Corp.	107,400	988,508
Nintendo Co. Ltd.	13,700	5,570,131
Nippon Electric Glass Co. Ltd.	45,500	722,806
Nippon Paint Holdings Co. Ltd.	8,400	587,816
Nippon Shinyaku Co. Ltd.	6,400	553,040
Nippon Shokubai Co. Ltd.	16,200	908,023
Nippon Steel Corp.	23,900	220,680
Nippon Telegraph & Telephone Corp.	44,300	1,008,321
Nippon Television Holdings, Inc.	25,600	296,228
Nisshin Seifun Group, Inc.	5,100	79,601
Nitori Holdings Co. Ltd.	20,200	3,657,288
Nitto Denko Corp.	34,200	1,857,079
NOK Corp.	3,600	46,469
Nomura Real Estate Master Fund, Inc.	285	349,879
Nomura Research Institute Ltd.	6,800	180,334
NTT DOCOMO, Inc.	39,700	1,091,102
Obic Co. Ltd.	7,100	1,233,557
Omron Corp.	6,300	418,343
Ono Pharmaceutical Co. Ltd.	6,200	177,836
Oriental Land Co. Ltd.	6,000	871,614
Otsuka Holdings Co. Ltd.	47,700	2,151,368
Panasonic Corp.	7,300	65,400
PeptiDream, Inc.(a)	23,900	1,074,471
Persol Holdings Co. Ltd.	7,600	100,440
Pola Orbis Holdings, Inc.	90,200	1,763,233
Rakuten, Inc.	49,600	451,579
Recruit Holdings Co. Ltd.	153,000	5,270,382
Resona Holdings, Inc.	205,900	744,630
Rohm Co. Ltd.	10,800	731,589
Ryohin Keikaku Co. Ltd.	57,000	864,431
Sankyu, Inc.	1,100	44,900
Santen Pharmaceutical Co. Ltd.	37,900	701,986
Sanwa Holdings Corp.	58,700	504,392
SCSK Corp.	1,300	63,853
Secom Co. Ltd.	12,000	1,041,588
Sega Sammy Holdings, Inc.	6,800	88,760
Seiko Epson Corp.	99,400	1,126,328
Sekisui Chemical Co. Ltd.	7,900	110,735
Sekisui House Ltd.	10,400	198,527
Seven & i Holdings Co. Ltd.	63,000	2,160,970
SG Holdings Co. Ltd.	26,600	869,782
Shimadzu Corp.	6,600	179,459
Shimamura Co. Ltd.	300	21,125
Shimizu Corp.	7,200	60,946
Shin-Etsu Chemical Co. Ltd.	11,300	1,323,377
Shionogi & Co. Ltd.	42,400	2,514,360
Shiseido Co. Ltd.	2,300	141,105
SKY Perfect JSAT Holdings, Inc.	15,900	64,819
Softbank Corp.	57,100	725,049
SoftBank Group Corp.	94,300	4,307,226
Sompo Holdings, Inc.	9,100	324,612
Sony Corp.	96,500	6,249,907
Subaru Corp.	22,500	498,481
Sumitomo Chemical Co. Ltd.	461,700	1,434,773
Sumitomo Dainippon Pharma Co. Ltd.	5,600	79,311
Sumitomo Heavy Industries Ltd.	12,200	279,891
Sumitomo Mitsui Financial Group, Inc.	265,300	7,699,624
Sumitomo Mitsui Trust Holdings, Inc.	35,500	1,050,265
Sumitomo Rubber Industries Ltd.	72,400	739,555

Security	Shares	Value

Japan (continued)
Suntory Beverage & Food Ltd.	38,600	$1,579,715
Sysmex Corp.	23,500	1,885,869
T&D Holdings, Inc.	166,700	1,514,167
Taisei Corp.	26,600	924,023
Taisho Pharmaceutical Holdings Co. Ltd.	7,300	464,960
Takara Holdings, Inc.	2,200	17,779
Takeda Pharmaceutical Co. Ltd.	123,400	4,827,322
Teijin Ltd.	47,900	785,051
Terumo Corp.	58,700	2,308,891
Toho Co. Ltd.	900	33,090
Tokio Marine Holdings, Inc.	30,300	1,314,711
Tokyo Electron Ltd.	11,000	2,213,566
Tokyo Gas Co. Ltd.	3,600	86,191
Topcon Corp.	50,000	440,201
Toray Industries, Inc.	118,500	576,888
Toyo Seikan Group Holdings Ltd.	5,900	62,828
Toyota Motor Corp.	71,000	4,474,586
Toyota Tsusho Corp.	1,900	48,341
Trend Micro, Inc.	16,600	913,702
TS Tech Co. Ltd.	14,900	421,513
Tsuruha Holdings, Inc.	6,000	888,348
Ube Industries Ltd.	147,300	2,635,450
Ulvac, Inc.	2,300	69,461
Unicharm Corp.	30,800	1,150,098
Welcia Holdings Co. Ltd.	12,200	1,026,476
West Japan Railway Co.	1,800	116,528
Yamaguchi Financial Group, Inc.	57,200	342,867
Yamaha Corp.	9,400	458,579
Yamaha Motor Co. Ltd.	122,400	1,772,998
Yamato Holdings Co. Ltd.	33,300	740,856
Yamato Kogyo Co. Ltd.	1,700	35,099
Yaskawa Electric Corp.	2,600	93,788
Yokogawa Electric Corp.	65,900	953,194
Z Holdings Corp.	132,500	544,980
Zenkoku Hosho Co. Ltd.	19,500	753,298
ZOZO, Inc.	9,800	180,742

		222,897,468

Jordan — 0.1%
Hikma Pharmaceuticals PLC	16,620	529,343

Luxembourg — 0.2%
ArcelorMittal SA	71,330	683,162
Eurofins Scientific SE	1,373	933,495
RTL Group SA	5,393	183,387

		1,800,044

Netherlands — 4.6%
Aalberts NV	5,037	138,284
ABN AMRO Group NV, CVA(d)	160,759	1,279,116
Akzo Nobel NV	46,430	3,812,730
Argenx SE(a)	639	137,512
ASML Holding NV	27,707	9,076,254
ASR Nederland NV	51,472	1,415,033
Euronext NV(d)	8,497	789,399
EXOR NV	4,693	253,180
Heineken NV	5,485	502,190
ING Groep NV	342,679	2,227,964
Just Eat Takeaway.com NV(a)(d)	18,956	2,063,831
Koninklijke DSM NV	26,148	3,344,715
Koninklijke KPN NV	467,856	1,143,613
Koninklijke Philips NV(a)	29,650	1,347,978
NN Group NV	51,040	1,566,676
Royal Dutch Shell PLC, A Shares	283,290	4,483,910

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Royal Dutch Shell PLC, B Shares	278,758	$4,255,743
Signify NV(a)(d)	17,988	387,343
Wolters Kluwer NV	37,345	2,971,482

		41,196,953

New Zealand — 0.2%
a2 Milk Co. Ltd.(a)	17,716	209,310
Auckland International Airport Ltd.	4,872	19,736
Contact Energy Ltd.	18,464	71,471
Fisher & Paykel Healthcare Corp. Ltd.	56,950	1,061,810
Xero Ltd.(a)(c)	5,864	334,174

		1,696,501

Norway — 0.4%
Aker BP ASA	9,126	147,515
Gjensidige Forsikring ASA(a)	14,821	270,200
Leroy Seafood Group ASA	12,932	72,592
Schibsted ASA, B Shares(a)	11,122	266,886
Schibsted ASA, Class A(a)	34,218	850,349
Telenor ASA	123,692	1,874,852
Tomra Systems ASA	9	324

		3,482,718

Portugal — 0.2%
Galp Energia SGPS SA	126,755	1,508,156
Jeronimo Martins SGPS SA	41,617	709,641

		2,217,797

Singapore — 0.9%
DBS Group Holdings Ltd.	116,900	1,617,252
Oversea-Chinese Banking Corp. Ltd.(c)	160,000	971,448
Singapore Airlines Ltd.	229,600	621,453
Singapore Post Ltd.	86,800	47,465
Singapore Telecommunications Ltd.	1,122,800	1,977,304
United Overseas Bank Ltd.	183,800	2,545,719

		7,780,641

South Africa — 0.1%
Anglo American PLC	49,814	1,054,510

Spain — 1.8%
ACS Actividades de Construccion y Servicios SA	6,216	159,068
Amadeus IT Group SA	41,244	2,156,707
Banco Bilbao Vizcaya Argentaria SA	1,387,964	4,274,731
Banco de Sabadell SA	419,581	128,544
Bankinter SA	18,432	78,305
Endesa SA	20,209	482,719
Grifols SA	47,663	1,487,385
Iberdrola SA	83,714	906,412
Industria de Diseno Textil SA	105,110	2,927,676
Mediaset Espana Comunicacion SA	24	86
Naturgy Energy Group SA	101,631	1,895,281
Repsol SA	33,356	314,049
Telefonica SA	225,459	1,055,756
Zardoya Otis SA	4,497	32,100

		15,898,819

Sweden — 2.9%
Alfa Laval AB(a)	14,608	296,865
Assa Abloy AB, Class B	188,541	3,848,194
Atlas Copco AB, A Shares	29,422	1,163,786
Atlas Copco AB, B Shares	37,777	1,342,675
Axfood AB	8,706	195,238
Boliden AB	23,907	522,401
Castellum AB	46,601	876,237
Elekta AB, B Shares	109,763	1,158,517

Security	Shares	Value

Sweden (continued)
Fabege AB	266,629	$3,246,843
Fastighets AB Balder, B Shares(a)	2,340	96,092
Hennes & Mauritz AB, B Shares	8,984	136,634
Hexagon AB, B Shares(a)	15,537	861,720
Hufvudstaden AB, A Shares	108,506	1,399,483
Indutrade AB(a)	5,971	228,859
Intrum AB	1,763	29,327
Investment AB Latour, B Shares	22,519	406,111
Investor AB, B Shares	27,621	1,482,403
JM AB	1,839	36,268
Kinnevik AB, Class B	64,766	1,641,980
L E Lundbergforetagen AB, B Shares(a)	46,592	2,324,566
Saab AB, Class B(a)	29,663	724,126
Sandvik AB(a)	61,551	1,028,984
Skanska AB, B Shares(a)	4,337	87,186
Svenska Cellulosa AB SCA, Class B(a)	5,165	64,630
Swedish Match AB	4,455	310,928
Swedish Orphan Biovitrum AB(a)	1,833	40,030
Tele2 AB, B Shares	55,895	740,604
Telefonaktiebolaget LM Ericsson, B Shares	137,810	1,261,974
Telia Co. AB	229,378	784,555

		26,337,216

Switzerland — 9.7%
Alcon, Inc.(a)	38,781	2,510,518
Baloise Holding AG, Registered Shares	465	66,539
Barry Callebaut AG, Registered Shares	205	413,471
Belimo Holding AG, Registered Shares	4	30,317
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	87,202
Cie Financiere Richemont SA, Registered Shares	38,417	2,258,141
Clariant AG, Registered Shares	13,496	249,225
Coca-Cola HBC AG	19,804	501,487
Credit Suisse Group AG, Registered Shares	178,243	1,638,140
Dufry AG, Registered Shares	2,905	86,938
EMS-Chemie Holding AG, Registered Shares	442	328,416
Geberit AG, Registered Shares	15,154	7,414,711
Givaudan SA, Registered Shares	1,542	5,552,864
Kuehne + Nagel International AG, Registered Shares(a)	286	41,364
Landis+Gyr Group AG	1,031	68,067
Logitech International SA, Registered Shares	14,484	860,580
Lonza Group AG, Registered Shares	1,603	791,595
Nestlé SA, Registered Shares	266,429	28,928,076
Novartis AG, Registered Shares	136,068	11,845,532
OC Oerlikon Corp. AG, Registered Shares	4,820	39,467
Partners Group Holding AG	1,082	901,387
Roche Holding AG	34,077	11,828,869
Schindler Holding AG	1,102	257,456
Schindler Holding AG, Registered Shares	1,484	346,535
Sika AG, Registered Shares	19,430	3,337,881
Sonova Holding AG, Registered Shares	3,345	737,438
Straumann Holding AG, Registered Shares	1,545	1,260,049
Sulzer AG, Registered Shares	2	160
Sunrise Communications Group AG(d)	13,081	1,097,925
Swiss Life Holding AG, Registered Shares	1,980	701,828
Swiss Re AG	27,079	1,849,267
Swisscom AG, Registered Shares	111	57,765
Vifor Pharma AG	6,590	1,009,827

		87,099,037

United Kingdom — 13.1%
Ashmore Group PLC	114,043	605,568
ASOS PLC(a)	506	18,854

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
AstraZeneca PLC	88,876	$9,571,887
Auto Trader Group PLC(d)	314,032	2,182,772
AVEVA Group PLC	9,291	472,054
Aviva PLC	211,536	652,488
BAE Systems PLC	73,129	451,338
Barratt Developments PLC	241,480	1,493,694
Bellway PLC	19,637	626,845
Berkeley Group Holdings PLC	14,662	746,904
boohoo Group PLC(a)	84,038	404,451
BP PLC	1,071,437	4,097,095
British American Tobacco PLC	169,969	6,741,017
British Land Co. PLC	168,821	855,662
Britvic PLC	8,241	73,419
Burberry Group PLC	11,573	216,107
Centrica PLC	1,093,511	496,099
Cineworld Group PLC	28,325	29,808
Close Brothers Group PLC	15	201
Compass Group PLC	116,561	1,708,707
Croda International PLC	9,044	581,859
DCC PLC	12,921	1,083,851
Dechra Pharmaceuticals PLC	2,967	102,345
Diageo PLC	257,714	8,991,577
Dialog Semiconductor PLC(a)	15,381	615,072
Direct Line Insurance Group PLC	188,329	616,900
easyJet PLC	59,980	509,643
Experian PLC	251,462	8,819,365
Games Workshop Group PLC	712	70,457
GlaxoSmithKline PLC	337,855	6,997,872
Great Portland Estates PLC	4,886	39,427
Greggs PLC	11,645	266,797
Halma PLC	6,298	182,766
Hiscox Ltd.	6,607	60,729
HomeServe PLC	103,959	1,675,656
Howden Joinery Group PLC	224,978	1,650,224
HSBC Holdings PLC	1,093,792	5,037,249
IG Group Holdings PLC	114,577	1,083,479
Informa PLC	572,535	3,279,754
Intermediate Capital Group PLC	5,524	86,869
Intertek Group PLC	9,162	627,024
ITV PLC	147,117	146,702
J Sainsbury PLC	195,259	468,197
JD Sports Fashion PLC	28,124	230,571
John Wood Group PLC	59,428	142,705
Jupiter Fund Management PLC	10,502	32,557
Land Securities Group PLC	5,710	42,940
Legal & General Group PLC	109,741	270,942
Lloyds Banking Group PLC	3,781,680	1,394,689
London Stock Exchange Group PLC	7,311	729,218
M&G PLC	127,397	221,722
Man Group PLC	122,041	214,809
Marks & Spencer Group PLC	180,414	219,057
Meggitt PLC	129,205	446,609
Melrose Industries PLC	290,289	418,497
Micro Focus International PLC	22,597	111,316
Moneysupermarket.com Group PLC	307,195	1,311,161
National Grid PLC	90,893	1,045,771
Ocado Group PLC(a)	58,639	1,594,823
Prudential PLC	65,402	848,215
Reckitt Benckiser Group PLC	31,335	2,806,556
RELX PLC	97,229	2,263,045
Rentokil Initial PLC	189,129	1,169,674
Rightmove PLC	455,670	3,319,857

Security	Shares	Value

United Kingdom (continued)
Rolls-Royce Holdings PLC	17,972	$61,257
Rotork PLC	36,109	119,534
Royal Bank of Scotland Group PLC	96,099	131,451
Sage Group PLC	26,328	225,766
Schroders PLC	14,978	551,129
Segro PLC	3,581	37,212
Smith & Nephew PLC	28,102	573,321
Smiths Group PLC	139,707	2,277,866
Spirax-Sarco Engineering PLC	4,361	535,230
SSE PLC	13,291	204,283
Standard Chartered PLC	37,790	172,398
Tate & Lyle PLC	13,249	110,516
Taylor Wimpey PLC	142,978	256,112
Tesco PLC	518,796	1,473,119
Unilever NV	171,631	8,869,535
Unilever PLC	69,009	3,705,327
Vistry Group PLC	1,345	12,779
Vodafone Group PLC	2,134,513	3,510,192
Wm Morrison Supermarkets PLC	526,038	1,220,433
WPP PLC	48,452	368,741

		117,689,719

United States — 0.1%
Ferguson PLC	15,568	1,227,813
Sims Ltd.	4,685	24,313

		1,252,126

Total Common Stocks — 95.6% (Cost: $822,455,457)		857,211,253

Preferred Securities

Preferred Stocks — 0.3%

Germany — 0.2%
Henkel AG & Co. KGaA	24,482	2,189,533

United States — 0.1%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $942,242)(a)(b)(e)	153,710	1,000,652

Total Preferred Securities — 0.3% (Cost: $2,821,517)		3,190,185

Rights

Italy — 0.0%
Davide Campari-Milano SpA (Expires 06/21/20, Strike Price EUR 8.376)	18,031	—

Total Rights — 0.0% (Cost: $ —)		—

Total Long-Term Investments — 95.9% (Cost: $825,276,974)		860,401,438

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(f)(g)

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	22,359,927	$22,359,927
SL Liquidity Series, LLC, Money Market Series, 0.63%(h)	96,120	96,216

Total Short-Term Securities — 2.5% (Cost: $22,455,832)		22,456,143

Total Investments — 98.4% (Cost: $847,732,806)		882,857,581

Other Assets Less Liabilities — 1.6%		14,073,619

Net Assets — 100.0%		$896,931,200

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,227,571, representing 0.1% of its net assets as of period end, and an original cost of $1,746,617.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold		Shares Held at 05/31/20	Value at 05/31/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	48,016,367	—	(25,656,440	)(b)	22,359,927	$22,359,927	$97,268		$18		$—
SL Liquidity Series, LLC, Money Market Series	748,834	—	(576,162	)(b)	96,120	96,216	6,665	(c)	1,677		145

						$22,456,143	$103,933		$1,695		$145

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	364	06/19/20	$31,406	$1,971,363

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$1,971,363	$—	$—	$—	$1,971,363

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund

For the period ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,002,798)	$—	$—	$—	$(2,002,798)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,759,223	$—	$—	$—	$1,759,223

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$30,532,457

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$59,424,529	$1	$59,424,530
Austria	—	1,546,338	—	1,546,338
Belgium	—	6,940,483	—	6,940,483
China	4,126,741	2,698,317	—	6,825,058
Colombia	—	156,443	—	156,443
Denmark	—	16,456,529	—	16,456,529
Finland	—	11,658,574	—	11,658,574
France	—	100,559,276	—	100,559,276
Germany	—	78,226,710	—	78,226,710
Hong Kong	—	21,543,556	—	21,543,556
India	—	—	226,919	226,919
Ireland	680,886	716,166	—	1,397,052
Israel	—	2,419,441	—	2,419,441
Italy	—	18,897,452	—	18,897,452
Japan	—	222,897,468	—	222,897,468
Jordan	—	529,343	—	529,343
Luxembourg	—	1,800,044	—	1,800,044
Netherlands	3,473,672	37,723,281	—	41,196,953
New Zealand	—	1,696,501	—	1,696,501
Norway	—	3,482,718	—	3,482,718
Portugal	—	2,217,797	—	2,217,797
Singapore	—	7,780,641	—	7,780,641
South Africa	—	1,054,510	—	1,054,510
Spain	—	15,898,819	—	15,898,819
Sweden	—	26,337,216	—	26,337,216
Switzerland	—	87,099,037	—	87,099,037
United Kingdom	—	117,689,719	—	117,689,719
United States	—	1,252,126	—	1,252,126
Preferred Securities	—	2,189,533	1,000,652	3,190,185
Rights	—	—	—	—

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage International Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$22,359,927	$—	$—	$22,359,927

	$30,641,226	$850,892,567	$1,227,572	882,761,365

Investments Valued at NAV(a)				96,216

				$882,857,581

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,971,363	$—	$—	$1,971,363

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments May 31, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Boeing Co.	1,030	$150,225
HEICO Corp.	21,410	2,157,272
Hexcel Corp.	3,887	140,671
L3Harris Technologies, Inc.	5,649	1,126,693
Lockheed Martin Corp.	13,889	5,395,043
Northrop Grumman Corp.	6,711	2,249,527
Teledyne Technologies, Inc.(a)	5,639	2,109,663

		13,329,094

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	1,203	91,873
United Parcel Service, Inc., Class B	28,027	2,794,572

		2,886,445

Airlines — 0.1%
Delta Air Lines, Inc.	29,974	755,645
Southwest Airlines Co.	3,101	99,542

		855,187

Automobiles — 0.5%
Tesla, Inc.(a)	4,626	3,862,710

Banks — 0.1%
Cullen/Frost Bankers, Inc.	9,293	705,989
Wells Fargo & Co.	19,326	511,559

		1,217,548

Beverages — 1.5%
Coca-Cola Co.	66,216	3,090,963
Coca-Cola European Partners PLC	8,036	302,957
PepsiCo, Inc.	69,158	9,097,735

		12,491,655

Biotechnology — 4.3%
AbbVie, Inc.	116,576	10,803,098
Alexion Pharmaceuticals, Inc.(a)	3,468	415,813
Amgen, Inc.	33,355	7,661,644
Biogen, Inc.(a)	882	270,853
Gilead Sciences, Inc.	72,604	5,650,769
Incyte Corp.(a)	11,464	1,168,296
Moderna, Inc.(a)	10,150	624,225
Regeneron Pharmaceuticals, Inc.(a)	2,059	1,261,776
Vertex Pharmaceuticals, Inc.(a)	26,985	7,770,601

		35,627,075

Building Products — 0.6%
Allegion PLC	45,761	4,562,372

Capital Markets — 1.9%
Charles Schwab Corp.	51,694	1,856,332
CME Group, Inc.	644	117,594
FactSet Research Systems, Inc.	8,193	2,519,429
Intercontinental Exchange, Inc.	21,092	2,051,197
MarketAxess Holdings, Inc.	413	210,048
Moody’s Corp.(b)	5,433	1,452,839
S&P Global, Inc.	19,538	6,350,241
T Rowe Price Group, Inc.	1,928	233,095
TD Ameritrade Holding Corp.	11,664	434,717

		15,225,492

Chemicals — 0.9%
Cabot Corp.	1	36
Ecolab, Inc.	18,509	3,934,643
PPG Industries, Inc.	2,520	256,208
Sherwin-Williams Co.	5,416	3,216,292

		7,407,179

Security	Shares	Value

Commercial Services & Supplies — 0.4%
Cintas Corp.	7,066	$1,752,085
Copart, Inc.(a)	13,171	1,177,356

		2,929,441

Communications Equipment — 1.8%
Ciena Corp.(a)	17,787	982,910
Cisco Systems, Inc.	278,278	13,307,254
Motorola Solutions, Inc.	1,419	192,033

		14,482,197

Construction & Engineering — 0.3%
EMCOR Group, Inc.	28,707	1,824,330
MasTec, Inc.(a)(b)	22,576	883,850

		2,708,180

Consumer Finance — 0.4%
Ally Financial, Inc.	63,720	1,111,276
American Express Co.	13,026	1,238,382
LendingTree, Inc.(a)	3,390	881,468

		3,231,126

Containers & Packaging — 0.0%
Ball Corp.	2,213	157,698

Distributors — 0.1%
Pool Corp.	3,245	872,970

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(a)	7,507	839,883
Grand Canyon Education, Inc.(a)	1,969	192,155
H&R Block, Inc.	67,082	1,140,394

		2,172,432

Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B(a)	2,529	469,332

Electric Utilities — 0.1%
NextEra Energy, Inc.	4,078	1,042,174

Electrical Equipment — 0.3%
AMETEK, Inc.	7,334	672,601
Hubbell, Inc.	15,956	1,953,334

		2,625,935

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	24,470	666,563
CDW Corp.	5,746	637,289
Keysight Technologies, Inc.(a)	1,833	198,202
National Instruments Corp.	56,694	2,195,192

		3,697,246

Entertainment — 1.5%
Electronic Arts, Inc.(a)	7,781	956,129
Netflix, Inc.(a)	20,970	8,801,738
Spotify Technology SA(a)	4,245	768,048
Zynga, Inc., Class A(a)	167,181	1,529,706

		12,055,621

Equity Real Estate Investment Trusts (REITs) — 1.8%
Alexandria Real Estate Equities, Inc.	3,111	478,223
American Tower Corp.	17,823	4,601,364
Apartment Investment & Management Co., Class A	4,394	162,007
AvalonBay Communities, Inc.	1,551	241,971
Boston Properties, Inc.	26,140	2,247,517
Crown Castle International Corp.	8,523	1,467,320
Douglas Emmett, Inc.	9,913	291,046
Equinix, Inc.	2,363	1,648,500
Equity Residential	3,377	204,511
Lamar Advertising Co., Class A	2,726	180,734

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Park Hotels & Resorts, Inc.	76,067	$747,738
Prologis, Inc.	17,216	1,575,264
Realty Income Corp.	3,436	190,045
SBA Communications Corp.	3,498	1,098,827

		15,135,067

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	46,662	14,393,827
Sprouts Farmers Market, Inc.(a)	36,535	918,125

		15,311,952

Food Products — 0.9%
General Mills, Inc.	50,724	3,197,641
Hershey Co.	33,675	4,569,024

		7,766,665

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	22,282	2,115,007
Boston Scientific Corp.(a)	7,547	286,710
DexCom, Inc.(a)	3,951	1,494,703
Edwards Lifesciences Corp.(a)	24,668	5,543,393
Hologic, Inc.(a)	5,600	296,800
IDEXX Laboratories, Inc.(a)	13,839	4,274,590
Intuitive Surgical, Inc.(a)	1,932	1,120,618
STERIS PLC	3,130	519,236
Stryker Corp.	24,952	4,883,855
West Pharmaceutical Services, Inc.	489	105,644

		20,640,556

Health Care Providers & Services — 2.8%
AMN Healthcare Services, Inc.(a)(b)	4,758	211,065
Anthem, Inc.	10,966	3,225,210
Cardinal Health, Inc.	1,374	75,144
Centene Corp.(a)	6,190	410,088
Cigna Corp.	2,159	426,014
CVS Health Corp.	2,056	134,812
HCA Healthcare, Inc.	4,417	472,177
LHC Group, Inc.(a)	502	81,580
McKesson Corp.	9,996	1,586,065
UnitedHealth Group, Inc.	53,628	16,348,496

		22,970,651

Health Care Technology — 0.6%
Teladoc Health, Inc.(a)	4,718	821,215
Veeva Systems, Inc., Class A(a)	17,492	3,828,474

		4,649,689

Hotels, Restaurants & Leisure — 1.7%
Boyd Gaming Corp.	18,808	402,115
Carnival Corp.	7,053	111,014
Chipotle Mexican Grill, Inc.(a)	1,590	1,596,217
Choice Hotels International, Inc.	2,764	223,414
Darden Restaurants, Inc.	18,391	1,413,532
Domino’s Pizza, Inc.	4,348	1,677,632
Dunkin’ Brands Group, Inc.	1,788	114,200
Extended Stay America, Inc.	6,748	77,602
Hilton Worldwide Holdings, Inc.	8,583	680,718
Hyatt Hotels Corp., Class A	1,908	105,112
Marriott Vacations Worldwide Corp.	1,621	145,615
McDonald’s Corp.	4,410	821,671
Penn National Gaming, Inc.(a)	8,598	282,100
Royal Caribbean Cruises Ltd.	10,790	559,677
Texas Roadhouse, Inc.	17,008	881,865
Vail Resorts, Inc.	2,973	589,635
Wingstop, Inc.(b)	6,387	778,895
Wyndham Destinations, Inc.	2,994	95,209

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc.	2,787	$128,007
Yum China Holdings, Inc.	6,985	323,685
Yum! Brands, Inc.	33,897	3,041,578

		14,049,493

Household Products — 0.5%
Church & Dwight Co., Inc.	11,443	859,026
Clorox Co.	12,846	2,649,487
Procter & Gamble Co.	8,650	1,002,708

		4,511,221

Industrial Conglomerates — 0.7%
3M Co.	9,728	1,521,848
Carlisle Cos., Inc.	4,273	512,162
Honeywell International, Inc.	18,279	2,665,992
Roper Technologies, Inc.	2,185	860,453

		5,560,455

Insurance — 0.4%
Cincinnati Financial Corp.	9,597	565,743
First American Financial Corp.	7,333	370,243
Marsh & McLennan Cos., Inc.	18,839	1,995,427
Prudential Financial, Inc.	3,102	189,098

		3,120,511

Interactive Media & Services — 8.3%
Alphabet, Inc., Class A(a)	13,084	18,756,176
Alphabet, Inc., Class C(a)	14,932	21,336,633
Cargurus, Inc.(a)	8,409	218,466
Facebook, Inc., Class A(a)	109,577	24,664,687
Pinterest, Inc., Class A(a)	18,652	378,449
Twitter, Inc.(a)	64,282	1,990,813
Yelp, Inc.(a)	13,516	293,838

		67,639,062

Internet & Direct Marketing Retail — 7.8%
Amazon.com, Inc.(a)	24,411	59,620,694
eBay, Inc.	56,640	2,579,386
Etsy, Inc.(a)	7,030	569,289
Grubhub, Inc.(a)	18,676	1,059,676
Wayfair, Inc., Class A(a)	1,081	185,446

		64,014,491

IT Services — 8.4%
Accenture PLC, Class A	20,838	4,201,358
Automatic Data Processing, Inc.	61,625	9,027,446
Broadridge Financial Solutions, Inc.	679	82,227
Fiserv, Inc.(a)(b)	25,411	2,713,132
Jack Henry & Associates, Inc.	9,980	1,804,983
Mastercard, Inc., Class A	57,100	17,180,819
Paychex, Inc.	64,627	4,671,239
PayPal Holdings, Inc.	93,493	14,492,350
Square, Inc., Class A(a)	8,238	667,937
Twilio, Inc., Class A(a)(b)	1,178	232,773
VeriSign, Inc.(a)	2,205	482,917
Visa, Inc., Class A	69,070	13,485,227

		69,042,408

Life Sciences Tools & Services — 0.5%
Bio-Rad Laboratories, Inc., Class A(a)	2,472	1,214,543
Illumina, Inc.(a)	1,164	422,590
Mettler-Toledo International, Inc.(a)	699	555,705
Thermo Fisher Scientific, Inc.	4,276	1,493,137
Waters Corp.(a)	785	156,882

		3,842,857

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery — 0.9%
Deere & Co.	536	$81,536
IDEX Corp.	1,420	226,305
Illinois Tool Works, Inc.	21,296	3,672,708
Oshkosh Corp.	24,263	1,742,569
Snap-on, Inc.	3,851	499,436
Toro Co.	1,126	80,025
Xylem, Inc.	15,726	1,043,263

		7,345,842

Media — 1.0%
AMC Networks, Inc., Class A(a)(b)	13,183	372,683
Comcast Corp., Class A	51,331	2,032,708
Interpublic Group of Cos., Inc.	116,292	1,989,756
Nexstar Media Group, Inc., Class A	1,632	135,962
Sirius XM Holdings, Inc.	659,126	3,836,113

		8,367,222

Metals & Mining — 0.0%
Reliance Steel & Aluminum Co.	1,891	183,427

Multiline Retail — 0.5%
Dollar General Corp.	16,478	3,155,702
Target Corp.	7,492	916,496

		4,072,198

Multi-Utilities — 0.1%
CMS Energy Corp.	11,251	659,084

Oil, Gas & Consumable Fuels — 0.1%
Continental Resources, Inc.	27,234	333,072
EOG Resources, Inc.	8,418	429,066
Marathon Oil Corp.	67,848	362,308

		1,124,446

Paper & Forest Products — 0.1%
Domtar Corp.	27,782	566,753

Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	4,553	899,081

Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	51,074	3,050,139
Eli Lilly & Co.	33,848	5,177,052
Merck & Co., Inc.	131,456	10,611,128
Zoetis, Inc.	45,793	6,383,086

		25,221,405

Professional Services — 0.3%
IHS Markit Ltd.	15,239	1,058,501
Robert Half International, Inc.	35,414	1,796,906

		2,855,407

Road & Rail — 0.8%
AMERCO	2,612	842,370
CSX Corp.	1,919	137,362
Landstar System, Inc.	3,218	374,125
Norfolk Southern Corp.	402	71,672
Union Pacific Corp.	28,080	4,769,669

		6,195,198

Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc.(a)	33,579	1,806,550
Applied Materials, Inc.	36,609	2,056,694
Broadcom, Inc.	7,396	2,154,233
Cabot Microelectronics Corp.	1	145
Cirrus Logic, Inc.(a)	28,101	2,036,761
Intel Corp.	18,771	1,181,259
Lam Research Corp.	14,522	3,974,236
Maxim Integrated Products, Inc.	11,858	683,969

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems, Inc.	1,451	$304,347
NVIDIA Corp.	36,852	13,083,197
Skyworks Solutions, Inc.	21,421	2,539,245
Texas Instruments, Inc.	36,020	4,277,015

		34,097,651

Software — 16.0%
Adobe, Inc.(a)	36,096	13,954,714
Atlassian Corp. PLC, Class A(a)	10,504	1,946,391
Autodesk, Inc.(a)	6,829	1,436,685
Cadence Design Systems, Inc.	6,005	548,197
Citrix Systems, Inc.	10,554	1,563,259
Cloudflare, Inc., Class A(a)	29,476	856,867
DocuSign, Inc.(a)	14,069	1,966,002
FreedomPay, Inc.(a)(c)	43,051	0
HubSpot, Inc.(a)	6,094	1,218,434
Intuit, Inc.	16,156	4,690,410
Microsoft Corp.	411,276	75,366,327
New Relic, Inc.(a)	17,379	1,149,621
Paycom Software, Inc.(a)	474	140,887
Paylocity Holding Corp.(a)	9,858	1,281,589
RingCentral, Inc., Class A(a)	6,809	1,867,368
salesforce.com, Inc.(a)	51,318	8,969,873
ServiceNow, Inc.(a)	13,152	5,102,055
Slack Technologies, Inc., Class A(a)	24,394	855,010
Smartsheet, Inc., Class A(a)	18,460	1,064,404
Workday, Inc., Class A(a)	19,397	3,557,992
Zendesk, Inc.(a)	15,343	1,315,662
Zoom Video Communications, Inc., Class A(a)	4,624	829,916
Zscaler, Inc.(a)(b)	13,725	1,346,285

		131,027,948

Specialty Retail — 3.0%
Best Buy Co., Inc.	11,115	867,970
Home Depot, Inc.	49,646	12,336,038
Lowe’s Cos., Inc.	58,175	7,583,111
TJX Cos., Inc.	38,751	2,044,503
Tractor Supply Co.	9,587	1,169,806
Williams-Sonoma, Inc.	11,685	972,309

		24,973,737

Technology Hardware, Storage & Peripherals — 8.1%
Apple Inc.	207,724	66,043,769

Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica, Inc.(a)	9,209	2,763,575
NIKE, Inc., Class B	78,930	7,780,920
VF Corp.	1,303	73,098

		10,617,593

Trading Companies & Distributors — 0.3%
Fastenal Co.	1,840	75,918
GATX Corp.	22,729	1,426,017
SiteOne Landscape Supply, Inc.(a)	783	83,241
WW Grainger, Inc.	3,222	997,596

		2,582,772

Water Utilities — 0.0%
American Water Works Co., Inc.	1,965	249,555

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	29,168	597,652
United States Cellular Corp.(a)	32,194	1,014,433

		1,612,085

Total Common Stocks — 96.5% (Cost: $563,986,102)		790,859,360

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., CVR(a)	36,866	$121,289

Total Rights — 0.0% (Cost: $84,792)		121,289

Total Long-Term Investments — 96.5% (Cost: $564,070,894)		790,980,649

Short-Term Securities(d)(e)

Money Market Funds — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	24,850,774	24,850,774
SL Liquidity Series, LLC, Money Market Series, 0.63%(f)	2,791,032	2,793,823

Total Short-Term Securities — 3.4% (Cost: $27,643,443)		27,644,597

Total Investments — 99.9% (Cost: $591,714,337)		818,625,246

Other Assets Less Liabilities — 0.1%		506,091

Net Assets — 100.0%		$819,131,337

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,520,756	17,330,018	(b)	—	24,850,774	$24,850,774	$61,146		$14	$—
SL Liquidity Series, LLC, Money Market Series	706,825	2,084,207	(b)	—	2,791,032	2,793,823	11,454	(c)	(556)	1,136

						$27,644,597	$72,600		$(542)	$1,136

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	189	06/19/20	$28,747	$1,608,668

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Large Cap Growth Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$1,608,668	$—	$—	$—	$1,608,668

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$433,249	$—	$—	$—	$433,249

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,690,861	$—	$—	$—	$1,690,861

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$20,522,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks(a)	$790,859,360	$—	$—	$790,859,360
Rights(a)	121,289	—	—	121,289
Short-Term Securities
Money Market Funds	24,850,774	—	—	24,850,774

	$815,831,423	$—	$—	815,831,423

Investments Valued at NAV(b)				2,793,823

				$818,625,246

Derivative Financial Instruments(c)
Assets
Equity Contracts	$1,608,668	$—	$—	$1,608,668

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
AAR Corp.	23,042	$464,757
Aerojet Rocketdyne Holdings, Inc.(a)	46,742	2,049,637
Axon Enterprise, Inc.(a)(b)	29,866	2,268,621
Cubic Corp.	4,912	202,424
HEICO Corp., Class A	10,955	919,672
Kratos Defense & Security Solutions, Inc.(a)	12,058	223,676
Maxar Technologies, Inc.	29,459	443,947
Mercury Systems, Inc.(a)	32,763	2,927,374
Moog, Inc., Class A	30,331	1,646,670
PAE, Inc.(a)(b)	20,248	190,331
Park Aerospace Corp.	17,053	206,853
Vectrus, Inc.(a)	3,800	208,696

		11,752,658

Air Freight & Logistics — 0.4%
Echo Global Logistics, Inc.(a)	9,859	204,081
Forward Air Corp.	24,417	1,213,037
Hub Group, Inc., Class A(a)	91,837	4,295,216
Radiant Logistics, Inc.(a)	51,839	206,838

		5,919,172

Airlines — 0.1%
Allegiant Travel Co.	2,895	308,462
Spirit Airlines, Inc.(a)(b)	109,347	1,416,044

		1,724,506

Auto Components — 0.9%
Adient PLC(a)	22,198	377,588
Cooper-Standard Holdings, Inc.(a)	29,708	311,637
Dana, Inc.	16,952	214,273
Dorman Products, Inc.(a)	16,249	1,136,130
Fox Factory Holding Corp.(a)(b)	25,205	1,817,533
LCI Industries	64,553	6,386,228
Standard Motor Products, Inc.	16,678	709,649
Visteon Corp.(a)	20,902	1,504,944

		12,457,982

Banks — 7.5%
ACNB Corp.	14,941	371,134
Amalgamated Bank, Class A	7,829	87,920
Ameris Bancorp	11,962	289,839
Atlantic Union Bankshares Corp.	13,890	321,553
BancFirst Corp.	90,067	3,433,354
Bancorp, Inc.(a)	191,896	1,688,685
BancorpSouth Bank	44,750	994,792
Bank of Commerce Holdings	50,450	384,933
Bank7 Corp.	276	2,815
BankFinancial Corp.	31,027	281,725
Bankwell Financial Group, Inc.	10,886	159,371
Banner Corp.	67,339	2,529,253
Berkshire Hills Bancorp, Inc.	32,728	354,117
BOK Financial Corp.	2	102
Boston Private Financial Holdings, Inc.	38,520	264,632
Bridge Bancorp, Inc.	9,311	198,324
Cadence BanCorp.	61,227	494,102
Capital City Bank Group, Inc.	64,227	1,307,019
Capstar Financial Holdings, Inc.	52,415	603,821
Cathay General Bancorp	229,172	6,231,187
CenterState Bank Corp.	191,530	3,026,174
Central Pacific Financial Corp.	18,484	297,777
City Holding Co.	2,455	154,420
Civista Bancshares, Inc.	13,217	201,427
Community Bank System, Inc.	17,787	1,056,904

Security	Shares	Value

Banks (continued)
Community Bankers Trust Corp.	27,257	$153,457
Community Trust Bancorp, Inc.	2,600	85,384
Customers Bancorp, Inc.(a)	17,187	190,604
CVB Financial Corp.	52,811	1,030,343
Enterprise Financial Services Corp.	2,482	72,896
Financial Institutions, Inc.	11,079	195,988
First Bancorp	5,888	149,673
First BanCorp	151,125	826,654
First Commonwealth Financial Corp.	31,962	261,449
First Community Bankshares, Inc.	73,453	1,569,691
First Financial Bankshares, Inc.	57,472	1,760,942
First Financial Corp.	31,125	1,092,487
First Financial Northwest, Inc.	70,603	689,791
First Foundation, Inc.	15,820	235,718
First Horizon National Corp.	12,016	112,350
First Interstate BancSystem, Inc., Class A	3,358	104,938
First Midwest Bancorp, Inc.	36,821	480,514
First United Corp.	33,701	463,726
Flushing Financial Corp.	9,189	104,203
Fulton Financial Corp.	91,673	1,027,654
Glacier Bancorp, Inc.	37,412	1,541,000
Hancock Whitney Corp.	108,487	2,345,489
HBT Financial, Inc.	161,915	2,059,559
Heartland Financial USA, Inc.	26,918	861,645
Heritage Commerce Corp.	19,837	161,275
Hilltop Holdings, Inc.	19,300	360,717
Home BancShares, Inc.	266,421	3,855,112
IBERIABANK Corp.	37,440	1,587,830
Independent Bank Corp.	8,147	565,972
Independent Bank Corp.	52,975	732,114
Independent Bank Group, Inc.	65,245	2,471,481
International Bancshares Corp.	22,985	707,478
Investar Holding Corp.	17,357	226,509
Investors Bancorp, Inc.	356,003	3,090,106
Lakeland Bancorp, Inc.	119,227	1,323,420
Lakeland Financial Corp.	20,152	860,289
Macatawa Bank Corp.	19,763	146,049
Mercantile Bank Corp.	60,729	1,393,123
National Bank Holdings Corp., Class A	24,426	642,404
Northrim BanCorp, Inc.	1,600	36,912
OceanFirst Financial Corp.	25,603	427,570
Opus Bank	61,261	1,193,977
Pacific Mercantile Bancorp(a)	201,219	764,632
Park National Corp.	2,253	168,682
QCR Holdings, Inc.	11,451	347,767
Renasant Corp.	10,974	264,693
Republic Bancorp, Inc., Class A	38,747	1,241,841
Republic First Bancorp, Inc.(a)	1,076,564	2,551,457
Sandy Spring Bancorp, Inc.	344,230	8,347,577
Sierra Bancorp	95,026	1,790,290
Simmons First National Corp., Class A	28,371	486,563
South Plains Financial, Inc.	45,542	601,154
South State Corp.	64,696	3,401,069
Southern National Bancorp of Virginia, Inc.	20,115	202,357
Southside Bancshares, Inc.	9,753	275,035
Synovus Financial Corp.	38,426	737,395
Towne Bank	28,229	532,399
TriCo Bancshares	24,273	688,625
TriState Capital Holdings, Inc.(a)	267,267	3,995,642
Trustmark Corp.	28,756	684,105
UMB Financial Corp.	2,241	114,918
United Bankshares, Inc.	47,088	1,369,319

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
United Community Banks, Inc.	110,433	$2,158,965
United Security Bancshares	7,219	44,252
Univest Financial Corp.	85,725	1,409,319
Valley National Bancorp	38,868	310,167
Washington Trust Bancorp, Inc.	42,039	1,343,987
WesBanco, Inc.	34,028	728,880
West Bancorporation, Inc.	21,127	372,680
Westamerica BanCorp.	3,019	178,061
Wintrust Financial Corp.	32,903	1,393,771

		98,439,475

Beverages — 0.3%
Boston Beer Co., Inc., Class A(a)	3,931	2,219,954
National Beverage Corp.(a)	30,488	1,737,206

		3,957,160

Biotechnology — 10.0%
ACADIA Pharmaceuticals, Inc.(a)(b)	114,205	5,673,704
Acceleron Pharma, Inc.(a)(b)	40,051	3,958,240
ADMA Biologics, Inc.(a)	58,074	191,063
Adverum Biotechnologies, Inc.(a)	8,260	170,404
Agenus, Inc.(a)	523,646	1,953,200
Aimmune Therapeutics, Inc.(a)	6,798	112,915
Akebia Therapeutics, Inc.(a)	129,064	1,502,305
Akero Therapeutics, Inc.(a)	9,785	248,735
Alector, Inc.(a)	37,394	1,222,784
Allakos, Inc.(a)(b)	2,279	148,135
Allogene Therapeutics, Inc.(a)	13,657	657,721
Amicus Therapeutics, Inc.(a)(b)	131,585	1,641,523
AnaptysBio, Inc.(a)	8,900	169,812
Apellis Pharmaceuticals, Inc.(a)	35,736	1,203,946
Aptinyx, Inc.(a)	24,653	92,202
Arcus Biosciences, Inc.(a)(b)	46,513	1,458,182
Ardelyx, Inc.(a)	40,628	297,803
Arena Pharmaceuticals, Inc.(a)	18,290	1,093,193
Arrowhead Pharmaceuticals, Inc.(a)(b)	82,720	2,666,893
Assembly Biosciences, Inc.(a)	12,622	246,003
Atara Biotherapeutics, Inc.(a)(b)	81,128	932,972
Athenex, Inc.(a)	29,269	318,154
Athersys, Inc.(a)	119,213	346,910
Beam Therapeutics, Inc.(a)(b)	47,662	1,217,764
Beyondspring, Inc.(a)	1,202	20,434
BioCryst Pharmaceuticals, Inc.(a)(b)	394,388	1,772,774
Biohaven Pharmaceutical Holding Co. Ltd.(a)	29,511	1,843,552
Blueprint Medicines Corp.(a)	46,104	3,003,214
Bridgebio Pharma, Inc.(a)	37,424	1,097,646
Calithera Biosciences, Inc.(a)(b)	158,519	922,581
Castle Biosciences, Inc.(a)(b)	5,861	225,238
Celldex Therapeutics, Inc.(a)	23	61
ChemoCentryx, Inc.(a)	30,616	1,910,132
Chimerix, Inc.(a)(b)	70,382	219,592
Clovis Oncology, Inc.(a)(b)	43,488	300,937
Coherus Biosciences, Inc.(a)	143,013	2,665,762
Constellation Pharmaceuticals, Inc.(a)	4,297	152,672
Corvus Pharmaceuticals, Inc.(a)(b)	40,634	140,187
Crinetics Pharmaceuticals, Inc.(a)	8,110	132,517
Cytokinetics, Inc.(a)	10,498	217,414
CytomX Therapeutics, Inc.(a)	59,124	523,839
Deciphera Pharmaceuticals, Inc.(a)	28,986	1,697,710
Denali Therapeutics, Inc.(a)	22,733	632,659
Dynavax Technologies Corp.(a)	39,888	244,115
Editas Medicine, Inc.(a)(b)	52,075	1,409,670
Emergent BioSolutions, Inc.(a)	43,493	3,631,231
Enanta Pharmaceuticals, Inc.(a)	56,042	2,885,603

Security	Shares	Value

Biotechnology (continued)
Epizyme, Inc.(a)(b)	48,420	$849,771
Exact Sciences Corp.(a)	9,348	802,806
Exelixis, Inc.(a)	15,198	375,543
Fate Therapeutics, Inc.(a)(b)	68,960	2,236,373
FibroGen, Inc.(a)(b)	81,326	2,719,541
Flexion Therapeutics, Inc.(a)	53,218	608,282
Frequency Therapeutics, Inc.(a)(b)	16,270	301,971
G1 Therapeutics, Inc.(a)(b)	16,933	287,353
Global Blood Therapeutics, Inc.(a)(b)	32,530	2,274,498
Gossamer Bio, Inc.(a)	34,480	418,932
Halozyme Therapeutics, Inc.(a)	169,908	4,123,667
Harpoon Therapeutics, Inc.(a)	103,398	2,249,940
Heron Therapeutics, Inc.(a)	76,048	1,385,594
ImmunoGen, Inc.(a)	50,349	235,633
Immunomedics, Inc.(a)	113,579	3,815,119
Inovio Pharmaceuticals, Inc.(a)(b)	175,609	2,590,233
Insmed, Inc.(a)	43,061	1,045,952
Intellia Therapeutics, Inc.(a)	132,633	2,322,404
Intercept Pharmaceuticals, Inc.(a)(b)	20,823	1,504,670
Invitae Corp.(a)	64,998	1,093,266
Iovance Biotherapeutics, Inc.(a)	61,379	1,969,652
Ironwood Pharmaceuticals, Inc.(a)	268,604	2,613,517
Kadmon Holdings, Inc.(a)	50,146	222,648
Karuna Therapeutics, Inc.(a)	2,994	281,017
Karyopharm Therapeutics, Inc.(a)	19,969	369,227
Kodiak Sciences, Inc.(a)	12,186	787,337
Ligand Pharmaceuticals, Inc.(a)	30,494	3,097,276
MacroGenics, Inc.(a)	91,278	1,756,189
Mirati Therapeutics, Inc.(a)	19,626	1,946,703
Momenta Pharmaceuticals, Inc.(a)(b)	72,693	2,288,376
Myriad Genetics, Inc.(a)	23,769	345,364
Natera, Inc.(a)	59,564	2,611,881
Novavax, Inc.(a)	51,208	2,357,616
OPKO Health, Inc.(a)(b)	338,001	770,642
Portola Pharmaceuticals, Inc.(a)	54,681	981,524
Precigen, Inc.(a)(b)	54,022	118,848
Prevail Therapeutics, Inc.(a)	25,686	428,442
Principia Biopharma, Inc.(a)	18,003	1,150,212
PTC Therapeutics, Inc.(a)	12,459	631,796
Puma Biotechnology, Inc.(a)	59,265	605,096
Radius Health, Inc.(a)	17,566	222,386
REGENXBIO, Inc.(a)(b)	43,784	1,648,905
Replimune Group, Inc.(a)(b)	34,191	642,107
Retrophin, Inc.(a)	157,641	2,472,599
Rigel Pharmaceuticals, Inc.(a)(b)	667,873	1,305,692
Sangamo Therapeutics, Inc.(a)	127,684	1,428,784
Seres Therapeutics, Inc.(a)	76,875	422,044
Spectrum Pharmaceuticals, Inc.(a)	115,457	339,444
Stemline Therapeutics, Inc.(a)(b)	32,870	390,496
Syndax Pharmaceuticals, Inc.(a)	25,129	407,090
Turning Point Therapeutics, Inc.(a)	6,312	437,106
Ultragenyx Pharmaceutical, Inc.(a)(b)	66,457	4,549,646
UNITY Biotechnology, Inc.(a)	38,152	312,083
UroGen Pharma Ltd.(a)(b)	14,829	348,037
Vanda Pharmaceuticals, Inc.(a)	68,698	805,141
Veracyte, Inc.(a)	95,749	2,387,980
Verastem, Inc.(a)	80,815	150,316
Vericel Corp.(a)	28,040	403,215
Vir Biotechnology, Inc.(a)	48,211	1,647,852
Voyager Therapeutics, Inc.(a)	20,082	242,992

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Xencor, Inc.(a)	42,168	$1,275,582
Y-mAbs Therapeutics, Inc.(a)	11,845	452,242

		132,040,753

Building Products — 1.1%
AAON, Inc.	9,747	527,995
Advanced Drainage Systems, Inc.	52,286	2,318,361
American Woodmark Corp.(a)	12,552	787,764
Builders FirstSource, Inc.(a)	188,743	3,927,742
Caesarstone Ltd.	19,767	220,205
Gibraltar Industries, Inc.(a)	12,734	560,423
Trex Co., Inc.(a)	49,327	5,925,159

		14,267,649

Capital Markets — 1.7%
Ares Management Corp., Class A	83,894	3,167,838
Artisan Partners Asset Management, Inc., Class A	32,545	942,829
Brightsphere Investment Group, Inc.	157,759	1,317,288
Cohen & Steers, Inc.	13,464	855,637
Donnelley Financial Solutions, Inc.(a)	103,647	844,723
Federated Hermes, Inc.	47,049	1,041,665
Focus Financial Partners, Inc., Class A(a)	22,864	636,534
Hamilton Lane, Inc., Class A	30,270	2,214,856
Houlihan Lokey, Inc.	20,905	1,264,334
Moelis & Co., Class A	50,418	1,695,557
PJT Partners, Inc., Class A	4,521	247,254
Silvercrest Asset Management Group, Inc., Class A	7,019	79,104
Stifel Financial Corp.	67,675	3,228,774
Virtus Investment Partners, Inc.	36,882	3,429,288
Waddell & Reed Financial, Inc., Class A	29,434	383,819
Westwood Holdings Group, Inc.	15,308	271,411
WisdomTree Investments, Inc.	127,503	381,234

		22,002,145

Chemicals — 1.2%
Balchem Corp.	32,125	3,233,381
HB Fuller Co.	8,741	328,837
Ingevity Corp.(a)(b)	44,445	2,340,918
Innospec, Inc.	17,930	1,382,224
Kronos Worldwide, Inc.	41,099	401,126
Orion Engineered Carbons SA	42,665	471,875
PolyOne Corp.	225,231	5,581,224
PQ Group Holdings, Inc.(a)	41,095	515,742
Sensient Technologies Corp.	13,706	686,945
Stepan Co.	9,351	908,543
Trinseo SA	34,454	709,063

		16,559,878

Commercial Services & Supplies — 1.9%
ABM Industries, Inc.	12,374	380,253
Advanced Disposal Services, Inc.(a)(b)	52,116	1,624,977
ARC Document Solutions, Inc.	47,300	48,246
CECO Environmental Corp.(a)	26,071	138,437
Ennis, Inc.	42,612	758,494
Healthcare Services Group, Inc.	34,564	826,771
Kimball International, Inc., Class B	9,608	107,513
McGrath RentCorp	128,922	7,188,691
Mobile Mini, Inc.	176,715	5,661,948
MSA Safety, Inc.	23,456	2,789,857
Steelcase, Inc., Class A	321,671	3,724,950
Tetra Tech, Inc.	19,209	1,515,590

		24,765,727

Communications Equipment — 0.9%
Acacia Communications, Inc.(a)(b)	26,416	1,783,080

Security	Shares	Value

Communications Equipment (continued)
Calix, Inc.(a)(b)	166,011	$2,340,755
Ciena Corp.(a)	67,643	3,737,952
Lumentum Holdings, Inc.(a)	31,063	2,277,539
NETGEAR, Inc.(a)	12,540	322,654
NetScout Systems, Inc.(a)(b)	23,838	654,830
TESSCO Technologies, Inc.	94,551	503,012

		11,619,822

Construction & Engineering — 1.3%
Comfort Systems USA, Inc.	194,672	7,202,864
Dycom Industries, Inc.(a)	53,816	2,265,654
EMCOR Group, Inc.	48,506	3,082,556
MasTec, Inc.(a)	56,233	2,201,522
MYR Group, Inc.(a)	54,218	1,562,021
WillScot Corp.(a)	26,624	355,164

		16,669,781

Construction Materials — 0.2%
Summit Materials, Inc., Class A(a)(b)	176,415	2,679,744

Consumer Finance — 0.9%
Encore Capital Group, Inc.(a)(b)	9,765	310,234
Enova International, Inc.(a)	81,874	1,158,517
FirstCash, Inc.	85,709	5,979,917
Green Dot Corp., Class A(a)	27,409	1,046,476
Nelnet, Inc., Class A	3,957	195,041
PRA Group, Inc.(a)	58,461	1,994,689
Regional Management Corp.(a)	63,522	1,007,459
World Acceptance Corp.(a)(b)	1,849	122,958

		11,815,291

Containers & Packaging — 0.0%
Greif, Inc., Class A	5,719	194,332

Distributors — 0.1%
Core-Mark Holding Co., Inc.	58,906	1,648,190

Diversified Consumer Services — 1.2%
Chegg, Inc.(a)	125,876	7,688,506
Laureate Education, Inc., Class A(a)	55,005	535,199
Perdoceo Education Corp.(a)	9,141	148,815
Strategic Education, Inc.	31,432	5,331,810
WW International, Inc.(a)	103,084	2,463,708
Zovio, Inc.(a)	44	123

		16,168,161

Diversified Financial Services — 0.2%
Alerus Financial Corp.	5,366	97,285
Cannae Holdings, Inc.(a)	32,684	1,203,752
FGL Holdings	104,511	1,155,735
On Deck Capital, Inc.(a)	16	12

		2,456,784

Diversified Telecommunication Services — 0.6%
Anterix, Inc.(a)	3,799	203,626
ATN International, Inc.	9,033	536,560
Cogent Communications Holdings, Inc.	48,044	3,676,327
Consolidated Communications Holdings, Inc.	52,355	317,271
IDT Corp., Class B(a)	22,890	145,123
Iridium Communications, Inc.(a)	11,740	270,020
Ooma, Inc.(a)	57,378	719,520
ORBCOMM, Inc.(a)	77,080	211,199
Vonage Holdings Corp.(a)	157,655	1,518,218

		7,597,864

Electric Utilities — 1.2%
ALLETE, Inc.	26,309	1,545,128

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
El Paso Electric Co.	29,119	$1,979,218
IDACORP, Inc.	73,650	6,866,389
MGE Energy, Inc.	5,738	389,553
PNM Resources, Inc.	33,440	1,365,021
Portland General Electric Co.	81,520	3,840,407

		15,985,716

Electrical Equipment — 0.9%
Atkore International Group, Inc.(a)	120,802	3,242,326
AZZ, Inc.	24,471	774,752
Encore Wire Corp.	33,530	1,619,164
Generac Holdings, Inc.(a)(b)	47,332	5,266,631
LSI Industries, Inc.	73,401	450,682

		11,353,555

Electronic Equipment, Instruments & Components — 2.4%
Anixter International, Inc.(a)	21,862	2,092,412
Arlo Technologies, Inc.(a)	70,333	155,436
Badger Meter, Inc.	3,369	206,149
Belden, Inc.	6,172	210,095
Daktronics, Inc.	36,190	153,446
ePlus, Inc.(a)	48,564	3,579,652
Fabrinet(a)	13,028	833,010
FARO Technologies, Inc.(a)	2,518	141,713
Fitbit, Inc., Class A(a)	101,975	646,522
II-VI, Inc.(a)	23,000	1,093,190
Insight Enterprises, Inc.(a)	8,164	418,487
Novanta, Inc.(a)	5,795	595,204
OSI Systems, Inc.(a)	94,921	7,192,164
PC Connection, Inc.(b)	99,943	4,325,533
Rogers Corp.(a)	6,093	659,628
Sanmina Corp.(a)	95,545	2,542,453
ScanSource, Inc.(a)	144,222	3,555,072
Tech Data Corp.(a)	25,486	3,472,213

		31,872,379

Energy Equipment & Services — 0.5%
Archrock, Inc.	324,759	2,062,220
Dril-Quip, Inc.(a)	22,153	673,230
Exterran Corp.(a)	51,371	329,802
Forum Energy Technologies, Inc.(a)(b)	779,955	226,187
Liberty Oilfield Services, Inc., Class A	39,343	202,616
Natural Gas Services Group, Inc.(a)	33,524	209,860
NexTier Oilfield Solutions, Inc.(a)(b)	26,715	77,473
Oceaneering International, Inc.(a)	321,258	2,062,476
Oil States International, Inc.(a)	57,409	243,414
Pioneer Energy Services Corp.(a)	286	8
Seadrill Ltd.(a)(b)	25,412	11,946
Solaris Oilfield Infrastructure, Inc., Class A	52,889	366,521

		6,465,753

Entertainment — 0.1%
Eros International PLC(a)	59,813	193,196
IMAX Corp.(a)	51,945	655,026
Marcus Corp.	24,179	325,933

		1,174,155

Equity Real Estate Investment Trusts (REITs) — 5.7%
Acadia Realty Trust	182,020	2,135,095
Agree Realty Corp.	7,822	490,987
Alexander & Baldwin, Inc.	72,325	825,228
American Finance Trust, Inc.	20,963	153,449
Armada Hoffler Properties, Inc.	185,118	1,595,717
Braemar Hotels & Resorts, Inc.	47,560	161,704
CareTrust REIT, Inc.	39,197	730,240

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
City Office REIT, Inc.	347,091	$3,221,004
Community Healthcare Trust, Inc.	4,061	147,902
CoreCivic, Inc.	11,102	133,557
CorePoint Lodging, Inc.	37,683	149,225
DiamondRock Hospitality Co.	471,086	2,821,805
Diversified Healthcare Trust	173,294	620,393
EastGroup Properties, Inc.	86,582	10,065,157
Essential Properties Realty Trust, Inc.	43,546	593,967
First Industrial Realty Trust, Inc.	169,014	6,402,250
Four Corners Property Trust, Inc.	284,470	6,150,241
GEO Group, Inc.	29,192	349,720
Gladstone Commercial Corp.	14,326	256,722
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,151	845,671
Healthcare Realty Trust, Inc.	11,173	343,011
Hersha Hospitality Trust	227,458	1,146,388
Mack-Cali Realty Corp.	25,390	386,182
Monmouth Real Estate Investment Corp.	19,961	259,094
National Health Investors, Inc.	18,285	1,014,635
National Storage Affiliates Trust	34,229	1,027,212
NexPoint Residential Trust, Inc.	113,842	3,640,667
Pebblebrook Hotel Trust	156,356	2,135,823
Physicians Realty Trust	83,956	1,449,920
Plymouth Industrial REIT, Inc.	129,295	1,913,566
QTS Realty Trust, Inc., Class A	153,822	10,552,189
Retail Opportunity Investments Corp.	36,094	338,923
Retail Value, Inc.	1,907	22,102
RLJ Lodging Trust(b)	375,325	3,869,601
Ryman Hospitality Properties, Inc.	38,381	1,311,863
Sabra Health Care REIT, Inc.	130,865	1,761,443
STAG Industrial, Inc.	18,899	508,383
Summit Hotel Properties, Inc.	436,551	2,728,444
Sunstone Hotel Investors, Inc.	18,987	168,035
Terreno Realty Corp.	30,106	1,541,126
Uniti Group, Inc.	111,367	918,778
Washington Real Estate Investment Trust	22,707	497,965
Xenia Hotels & Resorts, Inc.	53,520	481,680

		75,867,064

Food & Staples Retailing — 0.8%
BJ’s Wholesale Club Holdings, Inc.(a)	48,293	1,738,548
Ingles Markets, Inc., Class A	27,018	1,151,237
Natural Grocers by Vitamin Cottage, Inc.	47,627	685,829
Performance Food Group Co.(a)	86,503	2,305,305
Rite Aid Corp.(a)(b)	79,407	1,042,614
SpartanNash Co.	62,965	1,348,081
United Natural Foods, Inc.(a)	24,130	472,948
Weis Markets, Inc.	37,302	2,078,840

		10,823,402

Food Products — 1.8%
Calavo Growers, Inc.	91,598	5,359,399
Freshpet, Inc.(a)(b)	82,796	6,390,195
Hostess Brands, Inc.(a)(b)	160,011	1,932,133
J&J Snack Foods Corp.	32,342	4,160,151
John B. Sanfilippo & Son, Inc.	38,622	3,357,797
Lancaster Colony Corp.	10,154	1,558,233
Simply Good Foods Co(a)	24,586	418,700

		23,176,608

Gas Utilities — 1.5%
New Jersey Resources Corp.	255,997	8,990,615
Northwest Natural Holding Co.	16,065	1,029,927

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
ONE Gas, Inc.	14,829	$1,245,191
Southwest Gas Holdings, Inc.	105,298	7,997,383

		19,263,116

Health Care Equipment & Supplies — 3.2%
Accelerate Diagnostics, Inc.(a)(b)	19,440	162,324
Accuray, Inc.(a)	12,868	27,023
AngioDynamics, Inc.(a)	9,315	95,106
AtriCure, Inc.(a)	12,588	601,832
Atrion Corp.	662	424,997
Avanos Medical, Inc.(a)	4,851	140,970
Cardiovascular Systems, Inc.(a)	50,019	1,936,736
Cerus Corp.(a)(b)	84,675	526,678
GenMark Diagnostics, Inc.(a)(b)	44,044	417,978
Glaukos Corp.(a)	34,561	1,347,188
Globus Medical, Inc., Class A(a)	54,919	3,001,323
Haemonetics Corp.(a)	42,766	4,690,575
Inogen, Inc.(a)	31,167	1,184,346
Integer Holdings Corp.(a)	33,779	2,674,621
iRadimed Corp.(a)	8,930	207,623
iRhythm Technologies, Inc.(a)(b)	27,313	3,395,279
LivaNova PLC(a)	19,378	1,036,529
Merit Medical Systems, Inc.(a)	36,809	1,656,037
Natus Medical, Inc.(a)	7,512	160,757
Neogen Corp.(a)	26,223	1,867,602
Nevro Corp.(a)	7,233	908,465
Novocure Ltd.(a)(b)	59,976	4,044,182
NuVasive, Inc.(a)	8,265	500,859
Orthofix Medical, Inc.(a)	6,821	232,460
Quidel Corp.(a)(b)	21,385	3,742,375
SeaSpine Holdings Corp.(a)	31,050	330,682
Shockwave Medical, Inc.(a)	22,105	972,841
SI-BONE, Inc.(a)	19,810	346,477
Silk Road Medical, Inc.(a)	28,173	1,078,181
Tactile Systems Technology, Inc.(a)	8,097	392,300
Tandem Diabetes Care, Inc.(a)	24,141	2,007,324
TransMedics Group, Inc.(a)	62,583	826,721
Varex Imaging Corp.(a)	18,099	339,537
Wright Medical Group NV(a)	29,456	870,425

		42,148,353

Health Care Providers & Services — 2.3%
Amedisys, Inc.(a)	18,667	3,584,997
AMN Healthcare Services, Inc.(a)	52,147	2,313,241
Brookdale Senior Living, Inc.(a)	105,819	387,298
Chemed Corp.	1,603	767,052
CorVel Corp.(a)	16,864	1,144,897
Ensign Group, Inc.(b)	24,788	1,083,731
HealthEquity, Inc.(a)	47,308	2,931,677
LHC Group, Inc.(a)	25,425	4,131,817
Magellan Health, Inc.(a)	12,748	955,972
National HealthCare Corp.	2,909	195,107
Patterson Cos., Inc.	165,080	3,250,425
PetIQ, Inc.(a)	8,144	249,858
Select Medical Holdings Corp.(a)(b)	221,280	3,571,459
Tenet Healthcare Corp.(a)	37,658	819,438
Triple-S Management Corp., Class B(a)	12,913	256,969
U.S. Physical Therapy, Inc.	62,786	4,654,954

		30,298,892

Health Care Technology — 2.6%
Allscripts Healthcare Solutions, Inc.(a)	385,282	2,434,982
Castlight Health, Inc., Class B(a)(b)	356,531	280,839
Evolent Health, Inc., Class A(a)	111,179	987,270

Security	Shares	Value

Health Care Technology (continued)
Health Catalyst, Inc.(a)	21,600	$586,224
HealthStream, Inc.(a)	6,016	137,045
HMS Holdings Corp.(a)	37,828	1,181,747
Inovalon Holdings, Inc., Class A(a)(b)	163,194	3,071,311
Inspire Medical Systems, Inc.(a)	26,131	2,130,722
Livongo Health, Inc.(a)	30,895	1,851,537
NextGen Healthcare, Inc.(a)	19,126	197,380
Omnicell, Inc.(a)	69,323	4,638,402
Phreesia, Inc.(a)	164,705	4,829,151
Tabula Rasa HealthCare, Inc.(a)	3,029	161,839
Teladoc Health, Inc.(a)	62,948	10,956,729
Vocera Communications, Inc.(a)	55,260	1,084,754

		34,529,932

Hotels, Restaurants & Leisure — 2.5%
BBX Capital Corp.	40,832	73,089
BJ’s Restaurants, Inc.	19,930	432,880
Bloomin’ Brands, Inc.	17,572	200,497
Boyd Gaming Corp.	41,441	886,009
Brinker International, Inc.	18,805	495,512
Cheesecake Factory, Inc.	88,546	1,901,968
Churchill Downs, Inc.	30,253	4,013,665
Chuy’s Holdings, Inc.(a)	5,336	85,323
Cracker Barrel Old Country Store, Inc.	18,054	1,934,125
Denny’s Corp.(a)(b)	14,727	159,714
Dine Brands Global, Inc.	5,183	235,256
Eldorado Resorts, Inc.(a)(b)	30,612	1,085,502
Everi Holdings, Inc.(a)	53,192	330,322
J. Alexander’s Holdings, Inc.(a)	55,608	235,778
Jack in the Box, Inc.	7,521	504,057
Marriott Vacations Worldwide Corp.	16,415	1,474,559
Papa John’s International, Inc.	37,980	2,958,262
Penn National Gaming, Inc.(a)	74,953	2,459,208
PlayAGS, Inc.(a)(b)	122,482	638,131
Red Rock Resorts, Inc., Class A	53,792	742,330
Ruth’s Hospitality Group, Inc.	63,505	515,026
Scientific Games Corp.(a)	16,876	265,459
Target Hospitality Corp.(a)(b)	141,861	337,629
Texas Roadhouse, Inc.	125,081	6,485,450
Wingstop, Inc.	35,563	4,336,908

		32,786,659

Household Durables — 1.5%
Bassett Furniture Industries, Inc.	14,810	94,784
Century Communities, Inc.(a)	66,202	1,955,607
Ethan Allen Interiors, Inc.	23,502	265,573
Green Brick Partners, Inc.(a)	131,679	1,408,965
Helen of Troy Ltd.(a)	10,810	1,966,555
Hooker Furniture Corp.	30,517	497,427
iRobot Corp.(a)(b)	8,579	632,444
La-Z-Boy, Inc.	42,011	1,080,523
LGI Homes, Inc.(a)	8,812	735,097
MDC Holdings, Inc.	273,067	9,281,547
TopBuild Corp.(a)	10,375	1,189,909
ZAGG, Inc.(a)(b)	77,324	230,812

		19,339,243

Household Products — 0.2%
Central Garden & Pet Co.(a)	7,097	260,389
Central Garden & Pet Co., Class A(a)	17,441	597,529
WD-40 Co.	6,652	1,276,186

		2,134,104

Independent Power and Renewable Electricity Producers — 0.0%
Ormat Technologies, Inc.	9,807	714,048

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 1.9%
Ambac Financial Group, Inc.(a)	12,946	$173,735
Argo Group International Holdings Ltd.	30,894	948,137
BRP Group, Inc., Class A(a)	56,511	700,737
CNO Financial Group, Inc.	340,438	4,885,285
eHealth, Inc.(a)	12,588	1,641,727
Employers Holdings, Inc.	32,390	968,137
Enstar Group Ltd.(a)	3,320	472,768
FedNat Holding Co.	44,618	543,894
Genworth Financial, Inc., Class A(a)	247,727	755,567
Global Indemnity Ltd.	5,683	137,870
Greenlight Capital Re Ltd., Class A(a)	34,985	253,291
HCI Group, Inc.	8,739	391,944
Heritage Insurance Holdings, Inc.	65,906	826,461
Kinsale Capital Group, Inc.	12,701	1,896,513
National General Holdings Corp.	164,475	3,338,843
Protective Insurance Corp., Class B	43,144	596,250
RLI Corp.	39,162	3,092,232
Safety Insurance Group, Inc.	3,804	290,017
Selective Insurance Group, Inc.	26,180	1,373,141
Trupanion, Inc.(a)	12,432	374,452
United Fire Group, Inc.	4,617	123,874
United Insurance Holdings Corp.	46,700	366,128
Universal Insurance Holdings, Inc.	15,720	280,759
Watford Holdings Ltd.(a)	66,451	981,481

		25,413,243

Interactive Media & Services — 0.4%
Cargurus, Inc.(a)	47,237	1,227,217
Cars.com, Inc.(a)	63,871	394,084
EverQuote, Inc., Class A(a)	18,850	1,016,392
QuinStreet, Inc.(a)	29,265	296,747
TrueCar, Inc.(a)	160,072	432,194
Yelp, Inc.(a)(b)	84,460	1,836,161

		5,202,795

Internet & Direct Marketing Retail — 0.8%
1-800-Flowers.com, Inc., Class A(a)	101,249	2,241,653
Blue Apron Holdings, Inc., Class A(a)(b)	36,025	339,355
Overstock.com, Inc.(a)(b)	97,094	1,783,617
RealReal, Inc.(a)	66,337	889,579
Shutterstock, Inc.	57,131	2,166,408
Stamps.com, Inc.(a)	18,514	3,668,549

		11,089,161

IT Services — 2.2%
CSG Systems International, Inc.	135,343	6,408,491
Hackett Group, Inc.	154,410	2,129,314
International Money Express, Inc.(a)	87,828	968,743
KBR, Inc.	93,380	2,189,761
LiveRamp Holdings, Inc.(a)	67,772	3,417,742
ManTech International Corp, Class A	108,955	8,470,162
Perficient, Inc.(a)	35,390	1,204,676
Perspecta, Inc.	7,462	165,432
Repay Holdings Corp.(a)(b)	103,527	2,385,262
Science Applications International Corp.	2,477	218,075
Verra Mobility Corp.(a)	127,982	1,396,284
Virtusa Corp.(a)(b)	7,835	235,598

		29,189,540

Leisure Products — 0.1%
Malibu Boats, Inc., Class A(a)(b)	26,993	1,272,180
Nautilus, Inc.(a)(b)	37,986	232,094
YETI Holdings, Inc.(a)	15,056	483,298

		1,987,572

Security	Shares	Value

Life Sciences Tools & Services — 1.3%
Adaptive Biotechnologies Corp.(a)	7,296	$282,355
Luminex Corp.	80,605	2,511,652
Medpace Holdings, Inc.(a)(b)	31,226	2,898,398
NanoString Technologies, Inc.(a)(b)	38,357	1,171,039
NeoGenomics, Inc.(a)	98,038	2,616,634
Pacific Biosciences of California, Inc.(a)(b)	136,297	479,766
Personalis, Inc.(a)(b)	46,267	547,801
Repligen Corp.(a)	26,535	3,475,289
Syneos Health, Inc.(a)	44,487	2,713,262

		16,696,196

Machinery — 2.6%
Albany International Corp., Class A	4,651	280,455
Altra Industrial Motion Corp.	37,308	1,156,548
Blue Bird Corp.(a)	81,248	1,165,909
Chart Industries, Inc.(a)	7,446	292,256
CIRCOR International, Inc.(a)	13,867	222,981
EnPro Industries, Inc.	9,399	423,707
ESCO Technologies, Inc.	134,307	11,095,101
Evoqua Water Technologies Corp.(a)(b)	153,610	2,889,404
Federal Signal Corp.	10,559	307,689
Franklin Electric Co., Inc.	20,018	1,015,313
Greenbrier Cos., Inc.	33,049	701,300
Hillenbrand, Inc.	93,482	2,406,227
John Bean Technologies Corp.	16,335	1,341,920
Kennametal, Inc.	62,057	1,721,461
Miller Industries, Inc.	45,797	1,356,965
Mueller Water Products, Inc., Class A	15,906	148,562
Park-Ohio Holdings Corp.	11,248	164,108
Proto Labs, Inc.(a)	9,625	1,216,119
RBC Bearings, Inc.(a)	11,495	1,616,772
REV Group, Inc.	15,190	92,659
Rexnord Corp.	45,511	1,369,881
SPX Corp.(a)	33,180	1,326,536
SPX FLOW, Inc.(a)	5,822	201,325
Standex International Corp.	3,967	209,894
Wabash National Corp.	123,725	1,181,574
Watts Water Technologies, Inc., Class A	7,957	661,704

		34,566,370

Media — 0.7%
Cardlytics, Inc.(a)	17,232	1,173,327
Entravision Communications Corp., Class A	337,759	506,639
EW Scripps Co, Class A	71,191	617,226
Gray Television, Inc.(a)	78,671	1,096,674
iHeartMedia, Inc., Class A(a)(b)	237,023	2,062,100
MSG Networks, Inc., Class A(a)	43,775	541,934
Scholastic Corp.	27,455	807,177
TechTarget, Inc.(a)	63,311	1,740,419
TEGNA, Inc.	36,837	431,730

		8,977,226

Metals & Mining — 1.0%
Carpenter Technology Corp.	31,588	738,211
Commercial Metals Co.	47,713	818,755
Kaiser Aluminum Corp.	8,837	634,055
Materion Corp.	79,162	4,156,005
Novagold Resources, Inc.(a)	200,069	1,912,660
Olympic Steel, Inc.	37,790	416,824
Ryerson Holding Corp.(a)	123,970	618,610
Schnitzer Steel Industries, Inc., Class A	237,789	3,733,287
Worthington Industries, Inc.	7,601	227,422

		13,255,829

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance, Inc.	58,376	$480,434
Ares Commercial Real Estate Corp.	19,054	141,952
Blackstone Mortgage Trust, Inc., Class A	61,627	1,453,781
Colony Credit Real Estate, Inc.	49,652	245,777
Ellington Financial, Inc.	40,849	416,660
Great Ajax Corp.	58,793	482,103
Invesco Mortgage Capital, Inc.	224,114	620,796
KKR Real Estate Finance Trust, Inc.	54,707	885,706
Ladder Capital Corp.	54,410	432,560

		5,159,769

Multiline Retail — 0.3%
Big Lots, Inc.	98,387	3,812,496

Multi-Utilities — 0.8%
Avista Corp.	30,393	1,190,494
Black Hills Corp.	51,496	3,177,818
NorthWestern Corp.	105,921	6,367,971

		10,736,283

Oil, Gas & Consumable Fuels — 1.1%
Ardmore Shipping Corp.	47,724	278,708
Brigham Minerals, Inc., Class A	90,734	1,202,226
Callon Petroleum Co.(a)(b)	116,804	78,107
CNX Resources Corp.(a)	76,381	778,322
CVR Energy, Inc.	49,028	1,000,171
Delek U.S. Holdings, Inc.	88,796	1,746,617
DHT Holdings, Inc.	91,190	541,669
Evolution Petroleum Corp.	294,742	719,171
Golar LNG Ltd.	78,142	619,666
Laredo Petroleum, Inc.(a)	231,861	196,734
Magnolia Oil & Gas Corp., Class A(a)	271,221	1,505,277
Matador Resources Co.(a)	124,474	975,876
Montage Resources Corp.(a)	1	6
Nordic American Tankers Ltd.(b)	184,461	842,987
PDC Energy, Inc.(a)	64,461	785,135
Scorpio Tankers, Inc.	41,971	744,566
SFL Corp. Ltd.	31,059	308,105
SM Energy Co.	87,587	308,306
Southwestern Energy Co.(a)(b)	171,539	516,332
Talos Energy, Inc.(a)(b)	68,064	826,978
Teekay Corp.(a)	87,568	256,574
Teekay Tankers Ltd., Class A(a)	15,767	274,030
World Fuel Services Corp.	7,553	192,450

		14,698,013

Paper & Forest Products — 0.6%
Boise Cascade Co.	226,410	7,704,732
Neenah, Inc.	8,257	417,474

		8,122,206

Personal Products — 0.2%
BellRing Brands, Inc., Class A(a)(b)	8,453	169,736
Edgewell Personal Care Co.(a)	30,264	920,631
elf Beauty, Inc.(a)	34,020	583,103
Medifast, Inc.	4,868	498,191
Natural Health Trends Corp.	80	584
USANA Health Sciences, Inc.(a)	5,506	466,468

		2,638,713

Pharmaceuticals — 2.4%
Aerie Pharmaceuticals, Inc.(a)	73,289	1,028,245
AMAG Pharmaceuticals, Inc.(a)(b)	23,195	178,833
Amneal Pharmaceuticals, Inc.(a)(b)	292,542	1,424,680
Amphastar Pharmaceuticals, Inc.(a)	168,881	3,147,942
Arvinas, Inc.(a)	3,711	123,465

Security	Shares	Value

Pharmaceuticals (continued)
Axsome Therapeutics, Inc.(a)	8,502	$654,484
BioDelivery Sciences International, Inc.(a)	190,382	910,026
Corcept Therapeutics, Inc.(a)	101,070	1,530,200
Endo International PLC(a)	174,829	674,840
Horizon Therapeutics PLC(a)	6,980	354,095
Innoviva, Inc.(a)(b)	123,619	1,726,957
Intersect ENT, Inc.(a)	71,481	797,013
Intra-Cellular Therapies, Inc.(a)	38,889	812,002
MyoKardia, Inc.(a)	21,595	2,208,953
NGM Biopharmaceuticals, Inc.(a)	84,098	1,659,254
Omeros Corp.(a)(b)	37,224	553,893
Pacira BioSciences, Inc.(a)	68,273	3,000,598
Phibro Animal Health Corp., Class A	24,293	636,477
Prestige Consumer Healthcare, Inc.(a)(b)	96,153	4,057,657
Reata Pharmaceuticals, Inc., Class A(a)(b)	17,504	2,543,681
Supernus Pharmaceuticals, Inc.(a)	87,378	2,107,557
Theravance Biopharma, Inc.(a)	40,946	1,033,886
Tricida, Inc.(a)	17,153	460,730
WaVe Life Sciences Ltd.(a)	29,956	304,952
Zogenix, Inc.(a)	5,901	171,896

		32,102,316

Professional Services — 2.2%
ASGN, Inc.(a)	90,096	5,549,013
CRA International, Inc.	43,360	1,751,310
Exponent, Inc.	25,880	1,921,331
Forrester Research, Inc.(a)	18,036	566,330
Franklin Covey Co.(a)	95,325	2,030,422
FTI Consulting, Inc.(a)	11,852	1,427,692
Huron Consulting Group, Inc.(a)	12,407	573,948
ICF International, Inc.	41,930	2,749,769
Insperity, Inc.	95,490	4,950,202
Kforce, Inc.	150,414	4,542,503
TriNet Group, Inc.(a)	61,301	3,293,703

		29,356,223

Real Estate Management & Development — 0.6%
Cushman & Wakefield PLC(a)	12,437	127,479
Kennedy-Wilson Holdings, Inc.	65,291	915,380
Marcus & Millichap, Inc.(a)	30,825	849,845
RE/MAX Holdings, Inc., Class A	122,921	3,440,559
Realogy Holdings Corp.	58,406	353,940
Redfin Corp.(a)	15,608	468,084
RMR Group, Inc., Class A	49,326	1,329,829
St. Joe Co(a)	14,208	273,504

		7,758,620

Road & Rail — 0.8%
Covenant Transportation Group, Inc., Class A(a)	151,483	1,908,686
Heartland Express, Inc.	127,999	2,803,178
Marten Transport Ltd.	99,810	2,554,138
Saia, Inc.(a)(b)	16,006	1,735,690
Universal Logistics Holdings, Inc.	64,866	963,909

		9,965,601

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Energy Industries, Inc.(a)	9,459	632,145
Ambarella, Inc.(a)(b)	85,616	4,857,852
Amkor Technology, Inc.(a)	418,011	4,422,556
Brooks Automation, Inc.	43,614	1,743,252
Cabot Microelectronics Corp.	8,191	1,186,548
Cirrus Logic, Inc.(a)(b)	173,722	12,591,371
DSP Group, Inc.(a)	12,855	231,647
Enphase Energy, Inc.(a)	34,313	1,996,673
FormFactor, Inc.(a)	198,594	4,998,611

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Inphi Corp.(a)	26,750	$3,361,673
MaxLinear, Inc.(a)	80,047	1,386,414
Onto Innovation, Inc.(a)(b)	6,735	209,324
Power Integrations, Inc.(b)	24,241	2,626,512
Rambus, Inc.(a)	129,608	2,014,108
Semtech Corp.(a)(b)	35,961	1,912,406
Silicon Laboratories, Inc.(a)	27,691	2,593,539
Synaptics, Inc.(a)	6,041	384,933

		47,149,564

Software — 5.5%
8x8, Inc.(a)	209,960	3,052,818
A10 Networks, Inc.(a)(b)	72,706	494,401
ACI Worldwide, Inc.(a)(b)	12,430	342,819
Alarm.com Holdings, Inc.(a)(b)	85,072	4,023,055
Avaya Holdings Corp.(a)(b)	14,673	214,226
Benefitfocus, Inc.(a)(b)	340,161	4,330,250
Blackbaud, Inc.	34,568	2,026,030
Blackline, Inc.(a)	8,109	602,499
Bottomline Technologies DE, Inc.(a)	82,759	4,187,605
Box, Inc., Class A(a)	216,074	4,317,159
Cloudera, Inc.(a)	87,907	901,047
CommVault Systems, Inc.(a)	79,904	3,232,916
Cornerstone OnDemand, Inc.(a)	11,010	425,536
Everbridge, Inc.(a)	19,972	2,921,105
Five9, Inc.(a)	33,485	3,489,137
J2 Global, Inc.	17,977	1,407,599
LivePerson, Inc.(a)	24,772	927,711
Model N, Inc.(a)	65,465	2,102,736
Paylocity Holding Corp.(a)	27,777	3,611,149
Ping Identity Holding Corp.(a)	34,619	980,064
PROS Holdings, Inc.(a)(b)	40,702	1,585,343
Q2 Holdings, Inc.(a)	11,848	978,882
Qualys, Inc.(a)(b)	50,150	5,783,298
Rapid7, Inc.(a)(b)	65,093	3,182,397
RingCentral, Inc., Class A(a)	17,956	4,924,433
Rosetta Stone, Inc.(a)	11,514	213,930
Sailpoint Technologies Holdings, Inc.(a)(b)	10,204	232,957
SPS Commerce, Inc.(a)	120,816	8,234,819
SVMK, Inc.(a)	29,383	592,067
Tenable Holdings, Inc.(a)	4,692	146,719
Varonis Systems, Inc.(a)	3,597	303,551
Veritone, Inc.(a)	40,604	344,728
Workiva, Inc.(a)	2,952	131,482
Yext, Inc.(a)(b)	178,136	2,812,767

		73,057,235

Specialty Retail — 2.2%
Aaron’s, Inc.	90,566	3,342,791
Abercrombie & Fitch Co., Class A	199,139	2,313,995
America’s Car-Mart, Inc.(a)	15,099	1,201,427
Asbury Automotive Group, Inc.(a)(b)	35,674	2,578,517
Bed Bath & Beyond, Inc.(b)	251,104	1,825,526
Children’s Place, Inc.	5,692	237,015
Designer Brands, Inc., Class A	50,844	311,674
GameStop Corp., Class A(a)(b)	341,891	1,388,077
Group 1 Automotive, Inc.	15,990	1,006,411
Lithia Motors, Inc., Class A	17,025	2,053,045
MarineMax, Inc.(a)(b)	114,664	2,182,056
Michaels Cos., Inc.(a)	600,131	2,316,506
Murphy USA, Inc.(a)(b)	5,524	641,336
National Vision Holdings, Inc.(a)(b)	27,339	732,138
Office Depot, Inc.	1,123,946	2,776,147
Sally Beauty Holdings, Inc.(a)	73,466	957,997

Security	Shares	Value

Specialty Retail (continued)
Shoe Carnival, Inc.	10,612	$275,806
Sonic Automotive, Inc., Class A	65,783	1,728,777
Tilly’s, Inc., Class A	41,524	212,603
Zumiez, Inc.(a)(b)	31,130	758,638

		28,840,482

Technology Hardware, Storage & Peripherals — 0.0%
Super Micro Computer, Inc.(a)(b)	23,843	618,964

Textiles, Apparel & Luxury Goods — 1.1%
Crocs, Inc.(a)	121,659	3,485,530
Culp, Inc.	11,050	85,196
Deckers Outdoor Corp.(a)	12,303	2,245,667
G-III Apparel Group Ltd.(a)	74,256	767,064
Oxford Industries, Inc.	106,597	4,543,164
Steven Madden Ltd.	110,163	2,591,034
Wolverine World Wide, Inc.	14,881	311,608

		14,029,263

Thrifts & Mortgage Finance — 1.4%
Capitol Federal Financial, Inc.	66,054	774,483
Essent Group Ltd.	79,646	2,632,300
Federal Agricultural Mortgage Corp., Class C	37,841	2,426,743
First Defiance Financial Corp.	96,847	1,608,629
Flagstar Bancorp, Inc.	3,550	104,015
Merchants Bancorp.	40,004	683,268
Meridian Bancorp, Inc.	53,144	612,219
NMI Holdings, Inc., Class A(a)	26,208	402,686
Northwest Bancshares, Inc.	136,652	1,361,054
Provident Bancorp, Inc.	49,769	424,032
Provident Financial Services, Inc.	23,391	304,785
Radian Group, Inc.	129,355	2,054,158
Riverview Bancorp, Inc.	253,347	1,266,735
Walker & Dunlop, Inc.	9,702	392,931
Washington Federal, Inc.	129,748	3,355,283
WSFS Financial Corp.	19,809	548,115

		18,951,436

Tobacco — 0.1%
Vector Group Ltd.	66,612	761,375

Trading Companies & Distributors — 1.9%
Applied Industrial Technologies, Inc.	134,755	7,815,790
BMC Stock Holdings, Inc.(a)	124,419	3,256,045
DXP Enterprises, Inc.(a)	15,876	279,894
Foundation Building Materials, Inc.(a)	124,125	1,653,345
GATX Corp.	14,058	881,999
GMS, Inc.(a)	31,104	637,321
H&E Equipment Services, Inc.	99,691	1,708,704
Herc Holdings, Inc.(a)	150,401	4,286,428
Lawson Products, Inc.(a)	13	404
MRC Global, Inc.(a)	33,318	197,243
SiteOne Landscape Supply, Inc.(a)	36,511	3,881,484

		24,598,657

Water Utilities — 0.4%
American States Water Co.	38,121	3,126,303
California Water Service Group	27,143	1,275,721
SJW Group	14,323	900,058

		5,302,082

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	16,021	219,488

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Shenandoah Telecommunications Co.	31,660	$1,665,632
Spok Holdings, Inc.	40,681	417,794

		2,302,914

Total Common Stocks — 95.4% (Cost: $1,266,653,296)		1,259,010,197

Rights

Biotechnology — 0.0%
Alder Biopharmaceuticals, Inc., CVR(a)(c)	38,614	33,980

Metals & Mining — 0.0%
Pan American Silver Corp., CVR(a)(b)	125,419	81,510

Total Rights — 0.0% (Cost: $ —)		115,490

Total Long-Term Investments — 95.4% (Cost: $1,266,653,296)		1,259,125,687

Short-Term Securities(d)(e)

Money Market Funds — 8.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	43,962,860	43,962,860
SL Liquidity Series, LLC, Money Market Series, 0.63%(f)	62,738,633	62,801,371

Total Short-Term Securities — 8.1% (Cost: $106,699,633)		106,764,231

Total Investments — 103.5% (Cost: $1,373,352,929)		1,365,889,918

Liabilities in Excess of Other Assets — (3.5)%		(46,371,468)

Net Assets — 100.0%		$1,319,518,450

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 05/31/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	30,107,987	13,854,873	(b)	—	43,962,860	$43,962,860	$226,568		$22	$—
SL Liquidity Series, LLC, Money Market Series	32,030,621	30,708,012	(b)	—	62,738,633	62,801,371	545,149	(c)	(1,264)	59,141

						$106,764,231	$771,717		$(1,242)	$59,141

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	644	06/19/20	$44,848	$1,857,700

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$1,857,700	$—	$—	$—	$1,857,700

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,288,371	$—	$—	$—	$3,288,371

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,871,646	$—	$—	$—	$1,871,646

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$20,793,864

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$11,752,658	$—	$—	$11,752,658
Air Freight & Logistics	5,919,172	—	—	5,919,172
Airlines	1,724,506	—	—	1,724,506
Auto Components	12,457,982	—	—	12,457,982
Banks	98,439,475	—	—	98,439,475
Beverages	3,957,160	—	—	3,957,160
Biotechnology	132,040,753	—	—	132,040,753

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Building Products	$14,267,649	$—	$—	$14,267,649
Capital Markets	22,002,145	—	—	22,002,145
Chemicals	16,559,878	—	—	16,559,878
Commercial Services & Supplies	24,765,727	—	—	24,765,727
Communications Equipment	11,619,822	—	—	11,619,822
Construction & Engineering	16,669,781	—	—	16,669,781
Construction Materials	2,679,744	—	—	2,679,744
Consumer Finance	11,815,291	—	—	11,815,291
Containers & Packaging	194,332	—	—	194,332
Distributors	1,648,190	—	—	1,648,190
Diversified Consumer Services	16,168,161	—	—	16,168,161
Diversified Financial Services	1,301,049	1,155,735	—	2,456,784
Diversified Telecommunication Services	7,597,864	—	—	7,597,864
Electric Utilities	15,985,716	—	—	15,985,716
Electrical Equipment	11,353,555	—	—	11,353,555
Electronic Equipment, Instruments & Components	31,872,379	—	—	31,872,379
Energy Equipment & Services	6,465,753	—	—	6,465,753
Entertainment	1,174,155	—	—	1,174,155
Equity Real Estate Investment Trusts (REITs)	75,867,064	—	—	75,867,064
Food & Staples Retailing	10,823,402	—	—	10,823,402
Food Products	23,176,608	—	—	23,176,608
Gas Utilities	19,263,116	—	—	19,263,116
Health Care Equipment & Supplies	42,148,353	—	—	42,148,353
Health Care Providers & Services	30,298,892	—	—	30,298,892
Health Care Technology	34,529,932	—	—	34,529,932
Hotels, Restaurants & Leisure	32,786,659	—	—	32,786,659
Household Durables	19,339,243	—	—	19,339,243
Household Products	2,134,104	—	—	2,134,104
Independent Power and Renewable Electricity Producers	714,048	—	—	714,048
Insurance	25,413,243	—	—	25,413,243
Interactive Media & Services	5,202,795	—	—	5,202,795
Internet & Direct Marketing Retail	11,089,161	—	—	11,089,161
IT Services	29,189,540	—	—	29,189,540
Leisure Products	1,987,572	—	—	1,987,572
Life Sciences Tools & Services	16,696,196	—	—	16,696,196
Machinery	34,566,370	—	—	34,566,370
Media	8,977,226	—	—	8,977,226
Metals & Mining	13,255,829	—	—	13,255,829
Mortgage Real Estate Investment Trusts (REITs)	5,159,769	—	—	5,159,769
Multiline Retail	3,812,496	—	—	3,812,496
Multi-Utilities	10,736,283	—	—	10,736,283
Oil, Gas & Consumable Fuels	14,698,013	—	—	14,698,013
Paper & Forest Products	8,122,206	—	—	8,122,206
Personal Products	2,638,713	—	—	2,638,713
Pharmaceuticals	32,102,316	—	—	32,102,316
Professional Services	29,356,223	—	—	29,356,223
Real Estate Management & Development	7,758,620	—	—	7,758,620
Road & Rail	9,965,601	—	—	9,965,601
Semiconductors & Semiconductor Equipment	47,149,564	—	—	47,149,564
Software	73,057,235	—	—	73,057,235
Specialty Retail	28,840,482	—	—	28,840,482
Technology Hardware, Storage & Peripherals	618,964	—	—	618,964
Textiles, Apparel & Luxury Goods	14,029,263	—	—	14,029,263
Thrifts & Mortgage Finance	18,951,436	—	—	18,951,436
Tobacco	761,375	—	—	761,375
Trading Companies & Distributors	24,598,657	—	—	24,598,657
Water Utilities	5,302,082	—	—	5,302,082
Wireless Telecommunication Services	2,302,914	—	—	2,302,914
Rights	81,510	—	33,980	115,490

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) May 31, 2020	BlackRock Advantage Small Cap Core Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$43,962,860	$—	$—	$43,962,860

	$1,301,898,832	$1,155,735	$33,980	1,303,088,547

Investments Valued at NAV(a)				62,801,371

				$1,365,889,918

Derivative Financial Instruments
Assets
Equity Contracts(b)	$1,857,700	$—	$—	$1,857,700

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

May 31, 2020

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$860,401,438	$790,980,649	$1,259,125,687
Investments at value — affiliated(c)	22,456,143	27,644,597	106,764,231
Cash pledged for futures contracts	3,147,000	2,194,000	4,099,000
Foreign currency at value(d)	5,550,465	80,559	—
Receivables:
Investments sold	44,446,487	14,044,743	2,403,256
Securities lending income — affiliated	3,164	933	166,418
Capital shares sold	3,088,754	717,011	20,415,727
Dividends — affiliated	1,921	2,285	3,503
Dividends — unaffiliated	4,450,946	733,278	842,333
From the Manager	73,116	60,188	59,943
From transfer agent	1,097,239	—	—
Variation margin on futures contracts	—	29,269	—
Prepaid expenses	63,862	63,917	109,081

Total assets	944,780,535	836,551,429	1,393,989,179

LIABILITIES
Cash collateral on securities loaned at value	1,191,716	2,793,970	62,736,986
Payables:
Investments purchased	43,897,520	13,107,447	4,878,927
Administration fees	29,797	27,713	41,790
Capital shares redeemed	1,771,832	668,630	5,633,208
Investment advisory fees	197,482	326,692	396,486
Trustees’ and Officer’s fees	2,693	2,344	3,211
Other accrued expenses	138,745	333,224	255,426
Other affiliates	440,666	1,557	21,911
Service and distribution fees	80,662	158,515	59,913
Variation margin on futures contracts	98,222	—	442,871

Total liabilities	47,849,335	17,420,092	74,470,729

NET ASSETS	$896,931,200	$819,131,337	$1,319,518,450

NET ASSETS CONSIST OF
Paid-in capital	$1,002,616,996	$589,795,906	$1,352,290,504
Accumulated earnings (loss)	(105,685,796)	229,335,431	(32,772,054)

NET ASSETS	$896,931,200	$819,131,337	$1,319,518,450

(a) Investments at cost — unaffiliated	$825,276,974	$564,070,894	$1,266,653,296
(b) Securities loaned at value	$1,156,904	$3,042,433	$60,745,806
(c) Investments at cost — affiliated	$22,455,832	$27,643,443	$106,699,633
(d) Foreign currency at cost	$5,515,488	$84,187	$—

FINANCIAL STATEMENTS	41

Statements of Assets and Liabilities (continued)

May 31, 2020

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

NET ASSET VALUE

Institutional
Net assets	$477,943,885	$89,737,229		$847,752,781

Shares outstanding	32,920,075	4,923,327		64,742,781

Net asset value	$14.52	$18.23		$13.09

Shares authorized	Unlimited	Unlimited		Unlimited

Par value	$0.001	$0.001		$0.001

Service
Net assets	$—	$253,325	$	N/A

Shares outstanding	—	14,163		N/A

Net asset value	$—	$17.89	$	N/A

Shares authorized	Unlimited	Unlimited		N/A

Par value	$0.001	$0.001	$	N/A

Investor A
Net assets	$366,411,295	$713,161,739		$277,925,997

Shares outstanding	25,535,716	41,102,019		21,353,679

Net asset value	$14.35	$17.35		$13.02

Shares authorized	Unlimited	Unlimited		Unlimited

Par value	$0.001	$0.001		$0.001

Investor C
Net assets	$6,193,476	$14,727,908		$4,954,833

Shares outstanding	444,069	1,003,756		389,063

Net asset value	$13.95	$14.67		$12.74

Shares authorized	Unlimited	Unlimited		Unlimited

Par value	$0.001	$0.001		$0.001

Class K
Net assets	$43,072,980	$715,297		$188,884,839

Shares outstanding	2,966,484	39,247		14,415,839

Net asset value	$14.52	$18.23		$13.10

Shares authorized	Unlimited	Unlimited		Unlimited

Par value	$0.001	$0.001		$0.001

Class R
Net assets	$3,309,564	$535,839	$	N/A

Shares outstanding	230,524	29,604		N/A

Net asset value	$14.36	$18.10	$	N/A

Shares authorized	Unlimited	Unlimited		N/A

Par value	$0.001	$0.001	$	N/A

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

	BlackRock Advantage International Fund		BlackRock Advantage Large Cap Growth Fund
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	. Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INVESTMENT INCOME
Dividends — unaffiliated	$17,752,132	$29,194,307	$6,477,414	$11,074,033
Dividends — affiliated	97,268	272,308	61,146	163,122
Interest — unaffiliated	33	143	17	59
Securities lending income — affiliated — net	6,665	178,780	11,454	60,946
Other income	—	—	3,245	7,322
Foreign taxes withheld	(1,777,569)	(2,483,644)	—	—

Total investment income	16,078,529	27,161,894	6,553,276	11,305,482

EXPENSES
Investment advisory	2,745,229	4,313,476	2,950,276	4,473,103
Transfer agent — class specific	1,047,312	1,330,997	914,260	1,413,129
Service and distribution — class specific	737,247	1,028,377	1,238,356	1,932,893
Custodian	432,135	396,391	24,399	32,119
Administration	252,355	333,660	215,370	326,402
Professional	136,266	119,949	82,561	144,474
Administration — class specific	122,048	160,532	103,537	156,983
Registration	106,324	89,390	66,617	95,379
Accounting services	58,566	81,167	53,385	80,151
Printing	31,604	74,578	42,712	47,930
Trustees and Officer	11,638	23,246	10,071	23,387
Offering	—	16,687	—	16,687
Board realignment and consolidation	—	7,930	—	12,955
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	10
Reorganization	—	123,081	—	—
Miscellaneous	35,658	98,044	15,478	26,383

Total expenses	5,716,382	8,197,505	5,717,022	8,781,985
Less:
Fees waived and/or reimbursed by the Manager	(1,064,120)	(1,363,905)	(510,036)	(806,416)
Administration fees waived — class specific	(122,048)	(160,532)	(103,527)	(156,960)
Transfer agent fees waived and/or reimbursed — class specific	(758,142)	(933,943)	(657,274)	(1,021,522)

Total expenses after fees waived and/or reimbursed	3,772,072	5,739,125	4,446,185	6,797,087

Net investment income	12,306,457	21,422,769	2,107,091	4,508,395

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(84,763,047)	(51,793,223)	8,789,294	23,274,937
Investments — affiliated	1,677	85	(556)	2,423
Capital gain distributions from investment companies — affiliated	18	—	14	—
Futures contracts	(2,002,798)	2,424,726	433,249	11,022
Forward foreign currency exchange contracts	—	16,470	—	—
Foreign currency transactions	(513,999)	(401,013)	(96)	—

	(87,278,149)	(49,752,955)	9,221,905	23,288,382

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,238,920	16,613,973	97,631,730	(25,310,291)
Investments — affiliated	145	192	1,136	18
Futures contracts	1,759,223	(554,179)	1,690,861	(101,632)
Foreign currency translations	206,650	(70,251)	1,570	(5,160)

	8,204,938	15,989,735	99,325,297	(25,417,065)

Net realized and unrealized gain (loss)	(79,073,211)	(33,763,220)	108,547,202	(2,128,683)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(66,766,754)	$(12,340,451)	$110,654,293	$2,379,712

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations (continued)

BlackRock Advantage Small Cap Core Fund
Year Ended 05/31/20

INVESTMENT INCOME
Dividends — unaffiliated	$15,460,362
Dividends — affiliated	226,568
Interest — unaffiliated	1,447
Securities lending income — affiliated — net	545,149
Other income	7,574
Foreign taxes withheld	(3,350)

Total investment income	16,237,750

EXPENSES
Investment advisory	4,894,130
Transfer agent — class specific	1,157,395
Service and distribution — class specific	706,767
Custodian	70,800
Administration	447,725
Professional	116,176
Administration — class specific	218,715
Registration	157,350
Accounting services	97,903
Printing	44,779
Trustees and Officer	23,114
Miscellaneous	25,650

Total expenses	7,960,504
Less:
Fees waived and/or reimbursed by the Manager	(949,211)
Administration fees waived — class specific	(218,712)
Transfer agent fees waived and/or reimbursed — class specific	(678,708)

Total expenses after fees waived and/or reimbursed	6,113,873

Net investment income	10,123,877

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(15,284,208)
Investments — affiliated	(1,264)
Capital gain distributions from investment companies — affiliated	22
Futures contracts	3,288,371

(11,997,079)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	10,038,545
Investments — affiliated	59,141
Futures contracts	1,871,646

11,969,332

Net realized and unrealized loss	(27,747)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,096,130

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage International Fund
	Period from
	10/01/19	Year Ended September 30,
	to 05/31/20	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,306,457	$21,422,769	$16,198,706
Net realized loss	(87,278,149)	(49,752,955)	(8,206,114)
Net change in unrealized appreciation (depreciation)	8,204,938	15,989,735	(3,023,978)

Net increase (decrease) in net assets resulting from operations	(66,766,754)	(12,340,451)	4,968,614

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(12,598,153)	(10,162,498)	(1,075,242)
Investor A	(11,082,568)	(7,937,835)	(1,762,109)
Investor C	(158,038)	(88,346)	—
Class K	(1,303,076)	(224,376)	—
Class R	(116,369)	(128,026)	(12,673)

Decrease in net assets resulting from distributions to shareholders	(25,258,204)	(18,541,081)	(2,850,024)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	78,972,558	196,132,910	423,944,360

NET ASSETS
Total increase (decrease) in net assets	(13,052,400)	165,251,378	426,062,950
Beginning of period	909,983,600	744,732,222	318,669,272

End of period	$896,931,200	$909,983,600	$744,732,222

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Large Cap Growth Fund
	Period from
	10/01/19	Year Ended September 30,
	to 05/31/20	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,107,091	$4,508,395	$4,324,280
Net realized gain	9,221,905	23,288,382	62,748,523
Net change in unrealized appreciation (depreciation)	99,325,297	(25,417,065)	103,074,108

Net increase in net assets resulting from operations	110,654,293	2,379,712	170,146,911

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,224,617)	(5,518,754)	(4,040,287)
Service	(8,241)	(11,470)	(11,593)
Investor A	(28,134,627)	(54,769,508)	(40,782,554)
Investor B	—	—	(23,111)
Investor C	(647,015)	(1,425,491)	(3,038,950)
Class K	(43,395)	(44,757)	—
Class R	(30,985)	(108,589)	(102,816)

Decrease in net assets resulting from distributions to shareholders	(32,088,880)	(61,878,569)	(47,999,311)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(55,560,322)	(1,592,425)	297,413,538

NET ASSETS
Total increase (decrease) in net assets	23,005,091	(61,091,282)	419,561,138

Beginning of period	796,126,246	857,217,528	437,656,390

End of period	$819,131,337	$796,126,246	$857,217,528

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Small Cap Core Fund

	Year Ended May 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,123,877	$5,917,879
Net realized gain (loss)	(11,997,079)	3,599,037
Net change in unrealized appreciation (depreciation)	11,969,332	(60,332,838)

Net increase (decrease) in net assets resulting from operations	10,096,130	(50,815,922)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,389,241)	(21,632,996)
Investor A	(1,849,729)	(8,535,809)
Investor C	(6,537)	(118,597)
Class K	(1,008,409)	(524,047)

Decrease in net assets resulting from distributions to shareholders	(9,253,916)	(30,811,449)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	457,591,723	437,175,198

NET ASSETS
Total increase in net assets	458,433,937	355,547,827
Beginning of year	861,084,513	505,536,686

End of year	$1,319,518,450	$861,084,513

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund

	Institutional
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018		2017	2016	2015

Net asset value, beginning of period	$16.12		$16.97	$16.77		$14.50	$13.34	$14.19

Net investment income(a)	0.22		0.44	0.45		0.19	0.09	0.09
Net realized and unrealized gain (loss)		(1.37)	(0.90)	(0.12)		2.37	1.18	(0.69)

Net increase (decrease) from investment operations		(1.15)	(0.46)	0.33		2.56	1.27	(0.60)

Distributions from net investment income(b)		(0.45)	(0.39)	(0.13)		(0.29)	(0.11)	(0.25)

Net asset value, end of period	$14.52		$16.12	$16.97		$16.77	$14.50	$13.34

Total Return(c)
Based on net asset value	(7.45	)%(d)	(2.52)%	1.94	%(e)	17.99%	9.60%	(4.28)%

Ratios to Average Net Assets
Total expenses	0.82	%(f)	0.88%	0.86%		1.10%	1.21%	1.21%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.59%	0.64%		0.86%	1.06%	1.06%

Net investment income	2.17	%(f)	2.78%	2.61%		1.20%	0.68%	0.62%

Supplemental Data
Net assets, end of period (000)	$477,944		$446,831	$403,149		$116,595	$52,490	$57,826

Portfolio turnover rate		131%	140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%
(f)	Annualized.

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor A
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018		2017	2016	2015

Net asset value, beginning of period	$15.93		$16.78	$16.60		$14.35	$13.20	$14.04

Net investment income(a)	0.19		0.40	0.38		0.12	0.06	0.05
Net realized and unrealized gain (loss)		(1.35)	(0.90)	(0.10)		2.38	1.16	(0.68)

Net increase (decrease) from investment operations		(1.16)	(0.50)	0.28		2.50	1.22	(0.63)

Distributions from net investment income(b)		(0.42)	(0.35)	(0.10)		(0.25)	(0.07)	(0.21)

Net asset value, end of period	$14.35		$15.93	$16.78		$16.60	$14.35	$13.20

Total Return(c)
Based on net asset value	(7.61	)%(d)	(2.77)%	1.68	%(e)	17.71%	9.30%	(4.55)%

Ratios to Average Net Assets
Total expenses	1.08	%(f)	1.16%	1.15%		1.42%	1.49%	1.48%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.84%	0.89%		1.19%	1.33%	1.33%

Net investment income	1.85	%(f)	2.56%	2.20%		0.82%	0.46%	0.35%

Supplemental Data
Net assets, end of period (000)	$366,411		$404,739	$302,725		$169,806	$153,886	$163,932

Portfolio turnover rate		131%	140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018		2017		2016		2015

Net asset value, beginning of period	$15.43		$16.11	$15.96		$13.81		$12.74		$13.54

Net investment income (loss)(a)	0.10		0.23	0.23		(0.01)		(0.05)		(0.06)
Net realized and unrealized gain (loss)		(1.31)	(0.80)	(0.08)		2.29		1.12		(0.66)

Net increase (decrease) from investment operations		(1.21)	(0.57)	0.15		2.28		1.07		(0.72)

Distributions from net investment income(b)		(0.27)	(0.11)	—		(0.13)		(0.00	)(c)	(0.08)

Net asset value, end of period	$13.95		$15.43	$16.11		$15.96		$13.81		$12.74

Total Return(d)
Based on net asset value	(8.05	)%(e)	(3.51)%	0.94	%(f)	16.70%		8.44%		(5.32)%

Ratios to Average Net Assets
Total expenses	1.84	%(g)	1.88%	1.89%		2.22	%(h)	2.27	%(h)	2.27%

Total expenses after fees waived and/or reimbursed	1.50	%(g)	1.59%	1.64%		2.03%		2.14%		2.14%

Net investment income (loss)	1.04	%(g)	1.52%	1.39%		(0.05)%		(0.35)%		(0.47)%

Supplemental Data
Net assets, end of period (000)	$6,193		$9,448	$23,111		$24,717		$43,218		$42,066

Portfolio turnover rate		131%	140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

BlackRock Advantage International Fund (continued)

Class K

Period from		Period from
10/01/19	Year Ended	01/25/18	(a)
to 05/31/20	09/30/19	to 09/30/18

Net asset value, beginning of period	$16.12		$16.98	$18.33

Net investment income(b)	0.23		0.56	0.39
Net realized and unrealized loss	(1.37)		(1.03)	(1.74)

Net decrease from investment operations	(1.14)		(0.47)	(1.35)

Distributions from net investment income(c)	(0.46)		(0.39)	—

Net asset value, end of period	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	(7.40	)%(e)	(2.53)%	(7.37	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.65	%(g)	0.75%	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.54%	0.59	%(g)

Net investment income	2.20	%(g)	3.59%	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$43,073		$43,721	$8,175

Portfolio turnover rate	131%		140%	106	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class R
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018		2017		2016		2015

Net asset value, beginning of period	$15.91		$16.74	$16.53		$14.29		$13.12		$13.94

Net investment income (loss)(a)	0.15		0.34	0.32		0.07		0.01		(0.01)
Net realized and unrealized gain (loss)		(1.34)	(0.88)	(0.08)		2.36		1.16		(0.68)

Net increase (decrease) from investment operations		(1.19)	(0.54)	0.24		2.43		1.17		(0.69)

Distributions from net investment income(b)		(0.36)	(0.29)	(0.03)		(0.19)		(0.00	)(c)	(0.13)

Net asset value, end of period	$14.36		$15.91	$16.74		$16.53		$14.29		$13.12

Total Return(d)
Based on net asset value	(7.75	)%(e)	(3.04)%	1.44	%(f)	17.26%		8.96%		(4.95)%

Ratios to Average Net Assets
Total expenses	1.37	%(g)	1.44%	1.45%		1.75	%(h)	1.83	%(h)	1.81	%(h)

Total expenses after fees waived and/or reimbursed	1.00	%(g)	1.09%	1.14%		1.55%		1.72%		1.72%

Net investment income (loss)	1.47	%(g)	2.20%	1.91%		0.46%		0.08%		(0.07)%

Supplemental Data
Net assets, end of period (000)	$3,310		$5,244	$7,572		$7,551		$8,343		$8,308

Portfolio turnover rate		131%	140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund

		Institutional
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$16.49		$17.89	$15.20	$12.32	$12.07	$14.51

Net investment income(b)	0.07		0.13	0.13	0.12	0.10	0.06
Net realized and unrealized gain (loss)	2.40		(0.22)	3.52	2.87	1.06	(0.25)

Net increase (decrease) from investment operations	2.47		(0.09)	3.65	2.99	1.16	(0.19)

Distributions(c)
From net investment income		(0.14)	(0.13)	(0.08)	(0.11)	(0.07)	(0.41)
From net realized gain		(0.59)	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions		(0.73)	(1.31)	(0.96)	(0.11)	(0.91)	(2.25)

Net asset value, end of period	$18.23		$16.49	$17.89	$15.20	$12.32	$12.07

Total Return(d)
Based on net asset value	15.34	%(e)	0.41%	25.31%	24.43%	9.75%	(2.15)%

Ratios to Average Net Assets
Total expenses	0.86	%(f)	0.87%	0.86%	1.10%	1.14%	1.11	%(g)

Total expenses after fees waived and/or reimbursed	0.62	%(f)	0.62%	0.62%	0.84%	0.92%	0.92	%(g)

Net investment income	0.65	%(f)	0.82%	0.83%	0.91%	0.86%	0.46	%(g)

Supplemental Data
Net assets, end of period (000)	$89,737		$79,564	$74,886	$36,574	$37,417	$40,870

Portfolio turnover rate		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Service
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$16.18		$17.57	$14.95	$12.12	$11.86	$14.29

Net investment income(b)	0.04		0.09	0.09	0.08	0.06	0.01
Net realized and unrealized gain (loss)	2.36		(0.22)	3.46	2.82	1.05	(0.24)

Net increase (decrease) from investment operations	2.40		(0.13)	3.55	2.90	1.11	(0.23)

Distributions(c)
From net investment income		(0.10)	(0.08)	(0.05)	(0.07)	(0.01)	(0.36)
From net realized gain		(0.59)	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions		(0.69)	(1.26)	(0.93)	(0.07)	(0.85)	(2.20)

Net asset value, end of period	$17.89		$16.18	$17.57	$14.95	$12.12	$11.86

Total Return(d)
Based on net asset value	15.19	%(e)	0.15%	24.96%	24.03%	9.44%	(2.49)%

Ratios to Average Net Assets
Total expenses(f)	1.06	%(g)	0.98%	1.03%	1.24%	1.26%	1.33	%(h)

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.87%	0.87%	1.11%	1.24%	1.23	%(h)

Net investment income	0.39	%(g)	0.57%	0.55%	0.59%	0.54%	0.10	%(h)

Supplemental Data
Net assets, end of period (000)	$253		$198	$160	$189	$119	$108

Portfolio turnover rate		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/19	Year Ended September 30,
	to 5/31/20	2019	2018	2017	2016	2015
Expense ratios	N/A	0.97%	N/A	N/A	1.21%	1.30%

(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Investor A
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$15.71		$17.11	$14.59	$11.83	$11.61	$14.04

Net investment income(b)	0.04		0.09	0.09	0.08	0.06	0.02
Net realized and unrealized gain (loss)	2.28		(0.22)	3.37	2.75	1.02	(0.24)

Net increase (decrease) from investment operations	2.32		(0.13)	3.46	2.83	1.08	(0.22)

Distributions(c)
From net investment income		(0.09)	(0.09)	(0.06)	(0.07)	(0.02)	(0.37)
From net realized gain		(0.59)	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions		(0.68)	(1.27)	(0.94)	(0.07)	(0.86)	(2.21)

Net asset value, end of period	$17.35		$15.71	$17.11	$14.59	$11.83	$11.61

Total Return(d)
Based on net asset value	15.16	%(e)	0.15%	24.98%	24.03%	9.39%	(2.46)%

Ratios to Average Net Assets
Total expenses	1.12	%(f)	1.12%	1.12%	1.35%	1.42%	1.41	%(g)

Total expenses after fees waived and/or reimbursed	0.87	%(f)	0.87%	0.87%	1.13%	1.24%	1.24	%(g)

Net investment income	0.40	%(f)	0.57%	0.58%	0.60%	0.54%	0.14	%(g)

Supplemental Data
Net assets, end of period (000)	$713,162		$699,247	$730,996	$351,398	$323,297	$355,844

Portfolio turnover rate		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Investor C
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$13.35		$14.55	$12.53	$10.19	$10.16	$12.57

Net investment loss(b)		(0.03)	(0.03)	(0.03)	(0.02)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	1.93		(0.17)	2.89	2.36	0.89	(0.20)

Net increase (decrease) from investment operations	1.90		(0.20)	2.86	2.34	0.87	(0.27)

Distributions(c)
From net investment income	—		—	—	—	—	(0.30)
From net realized gain		(0.58)	(1.00)	(0.84)	—	(0.84)	(1.84)

Total distributions		(0.58)	(1.00)	(0.84)	—	(0.84)	(2.14)

Net asset value, end of period	$14.67		$13.35	$14.55	$12.53	$10.19	$10.16

Total Return(d)
Based on net asset value	14.56	%(e)	(0.59)%	24.09%	22.96%	8.63%	(3.26)%

Ratios to Average Net Assets
Total expenses	1.83	%(f)	1.85%	1.87%	2.12%	2.17%	2.15	%(g)

Total expenses after fees waived and/or reimbursed	1.62	%(f)	1.62%	1.62%	1.91%	2.01%	2.01	%(g)

Net investment loss	(0.35	)%(f)	(0.22)%	(0.19)%	(0.16)%	(0.23)%	(0.63	)%(g)

Supplemental Data
Net assets, end of period (000)	$14,728		$15,277	$48,702	$46,804	$63,586	$72,966

Portfolio turnover rate		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

BlackRock Advantage Large Cap Growth Fund (continued)

Class K

Period from		Period from
10/01/19	Year Ended	01/25/18	(a)
to 05/31/20	09/30/19	to 09/30/18

Net asset value, beginning of period	$16.49		$17.89	$16.37

Net investment income(b)	0.08		0.14	0.11
Net realized and unrealized gain (loss)	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	2.48		(0.09)	1.52

Distributions(c)
From net investment income	(0.15)		(0.13)	—
From net realized gain	(0.59)		(1.18)	—

Total distributions	(0.74)		(1.31)	—

Net asset value, end of period	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets
Total expenses	0.70	%(f)	0.71%	0.72	%(f)

Total expenses after fees waived and/or reimbursed	0.57	%(f)	0.57%	0.57	%(f)

Net investment income	0.72	%(f)	0.85%	0.93	%(f)

Supplemental Data
Net assets, end of period (000)	$715		$973	$609

Portfolio turnover rate	70%		154%	162	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Growth Fund (continued)

		Class R
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017 (a)	2016 (a)	2015	(a)

Net asset value, beginning of period	$16.32		$17.69	$15.01	$12.17	$11.94	$14.41

Net investment income (loss)(b)	0.02		0.05	0.05	0.04	0.02	(0.03)
Net realized and unrealized gain (loss)	2.38		(0.23)	3.49	2.84	1.05	(0.25)

Net increase (decrease) from investment operations	2.40		(0.18)	3.54	2.88	1.07	(0.28)

Distributions(c)
From net investment income		(0.03)	(0.01)	—	(0.04)	—	(0.35)
From net realized gain		(0.59)	(1.18)	(0.86)	—	(0.84)	(1.84)

Total distributions		(0.62)	(1.19)	(0.86)	(0.04)	(0.84)	(2.19)

Net asset value, end of period	$18.10		$16.32	$17.69	$15.01	$12.17	$11.94

Total Return(d)
Based on net asset value	14.99	%(e)	(0.15)%	24.68%	23.68%	9.04%	(2.86)%

Ratios to Average Net Assets
Total expenses	1.46	%(f)	1.42%	1.40%	1.66%	1.74%	1.69	%(g)

Total expenses after fees waived and/or reimbursed	1.12	%(f)	1.12%	1.12%	1.45%	1.60%	1.60	%(g)

Net investment income (loss)	0.16	%(f)	0.33%	0.30%	0.28%	0.20%	(0.23	)%(g)

Supplemental Data
Net assets, end of period (000)	$536		$867	$1,864	$2,332	$1,875	$1,138

Portfolio turnover rate		70%	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund

	Institutional

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$13.13		$14.80	$12.70	$10.59	$11.74

Net investment income(a)	0.14		0.13	0.11	0.10	0.08
Net realized and unrealized gain (loss)	(0.05)		(1.13)	2.37	2.10	(0.64)

Net increase (decrease) from investment operations	0.09		(1.00)	2.48	2.20	(0.56)

Distributions(b)
From net investment income	(0.13)		(0.11)	(0.09)	(0.06)	(0.10)
From net realized gain	(0.00	)(c)	(0.56)	(0.29)	(0.03)	(0.49)

Total distributions	(0.13)		(0.67)	(0.38)	(0.09)	(0.59)

Net asset value, end of year	$13.09		$13.13	$14.80	$12.70	$10.59

Total Return(d)
Based on net asset value	0.61%		(6.89)%	19.82%	20.84%	(4.80)%

Ratios to Average Net Assets
Total expenses	0.64%		0.70%	0.66%	1.05%	3.15%

Total expenses after fees waived and/or reimbursed	0.50%		0.49%	0.50%	0.54%	0.69%

Net investment income	0.99%		0.95%	0.83%	0.78%	0.80%

Supplemental Data
Net assets, end of year (000)	$847,753		$551,833	$356,274	$56,603	$10,302

Portfolio turnover rate	101%		100%	104%	127%	171%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor A

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$13.05		$14.73	$12.66	$10.56	$11.71

Net investment income(a)	0.10		0.09	0.09	0.06	0.06
Net realized and unrealized gain (loss)	(0.03)		(1.13)	2.34	2.10	(0.65)

Net increase (decrease) from investment operations	0.07		(1.04)	2.43	2.16	(0.59)

Distributions(b)
From net investment income	(0.10)		(0.08)	(0.07)	(0.03)	(0.07)
From net realized gain	(0.00	)(c)	(0.56)	(0.29)	(0.03)	(0.49)

Total distributions	(0.10)		(0.64)	(0.36)	(0.06)	(0.56)

Net asset value, end of year	$13.02		$13.05	$14.73	$12.66	$10.56

Total Return(d)
Based on net asset value	0.45%		(7.16)%	19.51%	20.51%	(5.02)%

Ratios to Average Net Assets
Total expenses	1.01%		1.03%	1.08%	1.39%	3.60%

Total expenses after fees waived and/or reimbursed	0.75%		0.75%	0.75%	0.83%	0.95%

Net investment income	0.75%		0.69%	0.64%	0.51%	0.58%

Supplemental Data
Net assets, end of year (000)	$277,926		$248,574	$79,515	$6,389	$3,191

Portfolio turnover rate	101%		100%	104%	127%	171%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor C

	Year Ended May 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$12.80		$14.48	$12.44	$10.44	$11.60

Net investment income (loss)(a)	0.00	(b)	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.04)		(1.10)	2.31	2.06	(0.64)

Net increase (decrease) from investment operations	(0.04)		(1.11)	2.29	2.03	(0.66)

Distributions(c)
From net investment income	(0.02)		(0.01)	—	—	(0.01)
From net realized gain	(0.00	)(d)	(0.56)	(0.25)	(0.03)	(0.49)

Total distributions	(0.02)		(0.57)	(0.25)	(0.03)	(0.50)

Net asset value, end of year	$12.74		$12.80	$14.48	$12.44	$10.44

Total Return(e)
Based on net asset value	(0.33)%		(7.83)%	18.65%	19.47%	(5.71)%

Ratios to Average Net Assets
Total expenses	1.71%		1.81%	1.94%	2.22%	4.41%

Total expenses after fees waived and/or reimbursed	1.50%		1.50%	1.50%	1.57%	1.70%

Net investment income (loss)	0.01%		(0.06)%	(0.16)%	(0.25)%	(0.19)%

Supplemental Data
Net assets, end of year (000)	$4,955		$4,363	$1,373	$764	$423

Portfolio turnover rate	101%		100%	104%	127%	171%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Class K
						Period from
	Year Ended May 31,					03/28/16	(a)
	2020		2019	2018	2017	to 05/31/16

Net asset value, beginning of period	$13.13		$14.81	$12.70	$10.60	$9.88

Net investment income(b)	0.14		0.14	0.12	0.12	0.02
Net realized and unrealized gain (loss)	(0.03)		(1.15)	2.37	2.07	0.70

Net increase (decrease) from investment operations	0.11		(1.01)	2.49	2.19	0.72

Distributions(c)
From net investment income	(0.14)		(0.11)	(0.09)	(0.06)	—
From net realized gain	(0.00	)(d)	(0.56)	(0.29)	(0.03)	—

Total distributions	(0.14)		(0.67)	(0.38)	(0.09)	—

Net asset value, end of period	$13.10		$13.13	$14.81	$12.70	$10.60

Total Return(e)
Based on net asset value	0.73%		(6.93)%	19.94%	20.74%	7.29	%(f)

Ratios to Average Net Assets
Total expenses	0.56%		0.61%	0.65%	1.62%	3.59	%(g)

Total expenses after fees waived and/or reimbursed	0.45%		0.45%	0.45%	0.45%	0.60	%(g)

Net investment income	0.99%		1.00%	0.90%	0.95%	0.83	%(g)

Supplemental Data
Net assets, end of period (000)	$188,885		$56,316	$68,375	$58,557	$214

Portfolio turnover rate	101%		100%	104%	127%	171	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 13, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of Advantage International and Advantage Large Cap Growth, effective as of May 31, 2020, from September 30 to May 31.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganizations: The Board and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm International Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage International. As a result, Advantage International acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage International.

Each shareholder of the Target Fund received shares of Advantage International in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of Advantage International in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage International’s Share Class	Shares of Advantage International
Class A	2,038,749	0.72388825	Investor A	1,475,826
Class B	30,592	0.72323294	Investor A	22,125
Institutional	1,548,107	0.72329278	Institutional	1,119,735
Class R-1	71,547	0.71993693	Investor A	51,509
Class R-2	324,627	0.72254519	Investor A	234,558
Class R-3	99,013	0.72435088	Institutional	71,720
Legacy Class B	19,795	0.74049155	Investor A	14,658
Premier	2,955,714	0.73171950	Investor A	2,162,754

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$79,635,612

Paid-in capital	$80,326,765
Accumulated loss	(691,153)

For financial reporting purposes, assets received and shares issued by Advantage International were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage International’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

The net assets of Advantage International before the reorganization were $702,389,703. The aggregate net assets of Advantage International immediately after the reorganization amounted to $782,025,315. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm International Equity Fund	$77,948,036	$77,740,666

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage International. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of Advantage International, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment income: $21,454,038.

•	Net realized and change in unrealized loss on investments: $(41,599,331).

•	Net decrease in net assets resulting from operations: $(20,145,293).

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage International’s Statements of Operations since November 19, 2018.

Reorganization costs incurred by Advantage International in connection with the reorganization were expensed by Advantage International. The Manager reimbursed Advantage International $123,081, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

The Board and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Small/Mid Cap Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage Small Cap Core Fund. As a result, Advantage Small Cap Core acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage Small Cap Core.

Each shareholder of the Target Fund received shares of Advantage Small Cap Core in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of Advantage Small Cap Core in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage Small Cap Core’s Share Class	Shares of Advantage Small Cap Core
Class A	7,126,838	0.75888860	Investor A	5,408,476
Class B	125,802	0.68575337	Investor A	86,269
Institutional	4,346,454	0.78381192	Institutional	3,406,803
Class R-1	191,852	0.70344278	Investor A	134,957
Class R-2	857,908	0.73130103	Investor A	627,389
Class R-3	127,368	0.77373804	Institutional	98,550
Legacy Class B	130,671	0.66507916	Investor A	86,907
Premier	8,816,419	0.73670003	Investor A	6,495,056

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$223,658,309

Paid-in capital	$229,294,750
Accumulated loss	(5,636,441)

For financial reporting purposes, assets received and shares issued by Advantage Small Cap Core were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage Small Cap Core’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Advantage Small Cap Core before the reorganization were $549,465,399. The aggregate net assets of Advantage Small Cap Core immediately after the reorganization amounted to $773,123,708. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Small/Mid Cap Equity Fund	$215,469,047	$221,094,974

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage Small Cap Core. The reorganization was a tax-free event and was effective on November 19, 2018.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Assuming the reorganization had been completed on June 1, 2018, the beginning of the fiscal reporting period of Advantage Small Cap Core, the pro forma results of operations for the year ended May 31, 2019, are as follows:

•	Net investment income: $7,054,366.

•	Net realized and change in unrealized loss on investments: $(70,245,909).

•	Net decrease in net assets resulting from operations: $(63,191,543).

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage Small Cap Core’s Statements of Operations since November 19, 2018.

Reorganization costs incurred by Advantage Small Cap Core in connection with the reorganization were expensed by Advantage Small Cap Core.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
Advantage International(c)
Citigroup Global Markets, Inc.	$310,435	$(301,813)	$8,622
Deutsche Bank Securities, Inc.	68,171	(68,171)	—
J.P. Morgan Securities LLC	7,857	(7,857)	—
Jefferies LLC	64,168	(64,168)	—
Morgan Stanley & Co. LLC	706,273	(706,273)	—

	$1,156,904	$(1,148,282)	$8,622

Advantage Large Cap Growth
Credit Suisse Securities (USA) LLC	$1,709,684	$(1,709,684)	$—
UBS Securities LLC	1,332,749	(1,051,634)	281,115

	$3,042,433	$(2,761,318)	$281,115

Advantage Small Cap Core
Barclays Capital, Inc.	$1,315,203	$(1,315,203)	$—
BNP Paribas Securities Corp.	815,376	(764,600)	50,776
BofA Securities, Inc.	1,920,927	(1,857,001)	63,926
Citigroup Global Markets, Inc.	5,837,138	(5,837,138)	—
Credit Suisse Securities (USA) LLC	10,191,245	(10,191,245)	—
Deutsche Bank Securities, Inc.	975,093	(975,093)	—
J.P. Morgan Securities LLC	30,432,996	(30,432,996)	—
Jefferies LLC	488,691	(488,691)	—
Morgan Stanley & Co. LLC	6,571,601	(6,571,601)	—
National Financial Services LLC	1,949,268	(1,935,629)	13,639
State Street Bank & Trust Co.	248,268	(248,268)	—

	$60,745,806	$(60,617,465)	$128,341

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

(c)	Securities loaned with a value of $8,992 have been sold and are pending settlement as of May 31, 2020.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core
First $1 billion	0.45%	0.57%	0.45%
$1 billion — $3 billion	0.42	0.54	0.42
$3 billion — $5 billion	0.41	0.51	0.41
$5 billion — $10 billion	0.39	0.50	0.39
Greater than $10 billion	0.38	0.48	0.38

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service	0.25%	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25	N/A	0.25	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25	N/A	N/A
BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core

Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Service	$—	$—	$353	$434	$—
Investor A	669,224	874,742	1,133,842	1,722,650	660,567
Investor C	53,547	122,717	101,801	203,495	46,200
Class R	14,476	30,918	2,360	6,314	—

	$737,247	$1,028,377	$1,238,356	$1,932,893	$706,767

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

The following table shows the class specific administration fees borne directly by each share class of each Fund:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Institutional	$60,910	$84,861	$10,634	$14,777	$137,765
Service	—	—	28	35	—
Investor A	53,498	69,972	90,617	137,665	52,760
Investor C	1,075	2,469	2,043	4,092	921
Class K	5,986	1,992	121	161	27,269
Class R	579	1,238	94	253	—

	$122,048	$160,532	$103,537	$156,983	$218,715

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Institutional	$660,444	$445,254	$—	$—	$164,631
Investor A	—	—	—	36	—

	$660,444	$445,254	$—	$36	$164,631

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. Each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Institutional	$3,380	$3,941	$1,229	$1,453	$4,824
Investor A	9,448	10,965	50,211	57,009	17,754
Investor C	862	1,360	1,383	2,164	725
Class K	85	25	3	24	840
Class R	58	66	14	15	—

	$13,833	$16,357	$52,840	$60,665	$24,143

The following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Institutional	$533,128	$667,671	$90,609	$127,854	$598,615
Service	—	—	179	59	—
Investor A	494,253	629,218	807,818	1,250,069	545,451
Investor C	10,471	19,177	14,298	32,206	7,089
Class K	2,907	1,849	54	128	6,240
Class R	6,553	13,082	1,302	2,813	—

	$1,047,312	$1,330,997	$914,260	$1,413,129	$1,157,395

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Other fees	$6,384	$10,758	$11,150	$7,892	$24,262

Affiliates received CDSCs as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Investor A	$3,014	$2,653	$29	$—	$1,495
Investor C	2,215	882	522	629	1,387

	$5,229	$3,535	$551	$629	$2,882

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to Advantage International and Advantage Large Cap Growth, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

With respect to Advantage Small Cap Core Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Amounts waived	$6,957	$9,033	$5,952	$5,254	$14,824

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021 (for Advantage International and Advantage Large Cap Growth) and September 30, 2021 (for Advantage Small Cap Core). The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the period and year ended May 31, 2020 and year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts reimbursed to Advantage International and Advantage Large Cap Growth were $7,930 and $12,955, respectively.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service		Investor A	Investor C	Class K	Class R
Advantage International(a)	0.50%	0.75	%(b)	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth(a)	0.62	0.87		0.87	1.62	0.57	1.12	(c)
Advantage Small Cap Core(d)	0.50	N/A		0.75	1.50	0.45	N/A

(a)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021 (or January 31, 2030 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

(b)	There were no shares outstanding as of May 31, 2020.
(c)	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.
(d)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

The amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Amounts waived	$1,057,163	$1,223,861	$504,084	$788,207	$934,387

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived
	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Institutional	$60,910	$84,861	$10,634	$14,776	$137,765
Service	—	—	26	12	—
Investor A	53,498	69,972	90,617	137,667	52,760
Investor C	1,075	2,469	2,043	4,092	921
Class K	5,986	1,992	113	160	27,266
Class R	579	1,238	94	253	—

	$122,048	$160,532	$103,527	$156,960	$218,712

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Transfer Agent Fees Waived and/or Reimbursed
	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Institutional	$380,805	$455,386	$64,080	$90,852	$253,380
Service	—	—	111	5	—
Investor A	361,648	454,386	583,101	907,426	414,241
Investor C	7,675	12,350	8,853	20,936	4,868
Class K	2,907	1,849	62	128	6,219
Class R	5,107	9,972	1,067	2,175	—

	$758,142	$933,943	$657,274	$1,021,522	$678,708

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019 for Advantage International and Advantage Large Cap Growth and March 14, 2020 for Advantage Small Cap Core, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses was terminated.

For the year ended September 30, 2019, the Manager recouped Service class specific waivers and/or reimbursements of $10 previously recorded by Advantage Large Cap Growth.

The fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, were as follows:

	Expired
Fund Name/Fund Level/Share Class	December 1, 2019	March 14, 2020

Advantage International
Fund Level	$2,306,559	$—
Institutional	954,839	—
Investor A	1,016,961	—
Investor C	47,731	—
Class K	6,824	—
Class R	27,786	—
Advantage Large Cap Growth
Fund Level	1,619,082	—
Institutional	217,061	—
Service	146	—
Investor A	2,254,391	—
Investor C	100,376	—
Class K	421	—
Class R	6,613	—
Advantage Small Cap Core
Fund Level	—	1,963,283
Institutional	—	671,522
Investor A	—	724,567
Investor C	—	13,212
Class K	—	37,849

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund, with the exception of Advantage International, retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund with the exception of Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, each Fund, with the exception of Advantage International, retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. Each Fund paid BIM the following amounts for securities lending agent services:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Year Ended 05/31/20

Amounts	$1,324	$36,881	$3,469	$21,748	$177,246

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International and Advantage Small Cap Core may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program. In addition, Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period and year ended May 31, 2020, Advantage International and Advantage Small Cap Core did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended May 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain

Advantage International	$3,556,086	$—	$—

7.	PURCHASES AND SALES

For the period ended May 31, 2020, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Fund Name	Purchases	Sales
Advantage International	$ 1,217,645,476	$ 1,157,550,287
Advantage Large Cap Growth	536,676,445	640,459,414
Advantage Small Cap Core	1,503,394,987	1,083,936,436

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the period ended May 31, 2020 and each of the four years ended September 30, 2019, except for Advantage Small Cap Core, which remains open for each of the four years ended May 31, 2020.. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Period	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	(a)
Ordinary income	05/31/20	$25,258,204	$9,531,500	$9,116,585
	09/30/19	18,541,081	51,815,343	—
	05/31/19	—	—	25,761,845
	09/30/18	2,850,024	4,859,696	—
Long-term capital gains	05/31/20	—	22,557,380	137,331
	09/30/19	—	10,063,226	—
	05/31/19	—	—	6,519,163
	09/30/18	—	43,139,615	—

Total	05/31/20	$25,258,204	$32,088,880	$9,253,916

	09/30/19	$18,541,081	$61,878,569	$—

	05/31/19	$—	$—	$32,281,008

	09/30/18	$2,850,024	$47,999,311	$—

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings (losses) were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Undistributed ordinary income	$8,584,280	$1,005,347	$2,725,035
Undistributed long-term capital gains	—	14,257,795	—
Non-expiring capital loss carryforwards(a)	(115,792,483)	—	—
Net unrealized gains (losses)(b)	1,522,407	220,219,233	(18,472,150)
Qualified late-year losses(c)	—	(6,146,944)	(17,024,939)

	$(105,685,796)	$229,335,431	$(32,772,054)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and foreign currency contracts and the timing and recognition of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Tax cost	$881,386,556	$598,455,350	$1,385,059,524

Gross unrealized appreciation	$51,948,215	$235,398,923	$161,941,527
Gross unrealized depreciation	(50,486,612)	(15,229,027)	(181,111,133)

Net unrealized appreciation (depreciation)	$1,461,603	$220,169,896	$(19,169,606)

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended May 31, 2020 and the years ended September 30, 2019 and May 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: As of period end, Advantage Large Cap Growth invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18
Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Advantage International
Institutional
Shares sold	10,053,656	$149,989,026	7,187,213	$112,138,877	21,713,713	$370,322,674
Shares issued in reinvestment of distributions	752,851	12,406,978	679,659	10,004,600	58,116	984,479
Shares issued in reorganization(a)	—	—	1,191,455	18,579,616	—	—
Shares redeemed	(5,606,234)	(84,809,969)	(5,091,175)	(79,480,738)	(4,971,457)	(85,594,298)

	5,200,273	$77,586,035	3,967,152	$61,242,355	16,800,372	$285,712,855

Investor A
Shares sold and automatic conversion of shares	7,354,726	$109,718,575	7,413,242	$114,556,452	11,970,282	$202,841,111
Shares issued in reinvestment of distributions	641,324	10,459,991	506,134	7,379,502	94,736	1,589,682
Shares issued in reorganization(a)	—	—	3,961,430	61,055,996	—	—
Shares redeemed	(7,868,559)	(118,716,806)	(4,512,726)	(69,568,154)	(4,254,197)	(72,565,782)

	127,491	$1,461,760	7,368,080	$113,423,796	7,810,821	$131,865,011

Investor C
Shares sold	35,703	$520,481	104,380	$1,581,801	248,228	$4,114,167
Shares issued in reinvestment of distributions	9,703	154,382	6,077	86,360	—	—
Shares redeemed and automatic conversion of shares	(213,615)	(3,108,992)	(932,769)	(14,025,339)	(362,134)	(5,929,229)

	(168,209)	$(2,434,129)	(822,312)	$(12,357,178)	(113,906)	$(1,815,062)

Class K
Shares sold	839,709	$12,679,206	2,442,351	$39,126,033	517,949	$8,863,657	(b)
Shares issued in reinvestment of distributions	78,765	1,298,043	14,952	220,087	—	—
Shares redeemed	(663,551)	(10,063,996)	(227,253)	(3,579,204)	(36,438)	(619,146	)(b)

	254,923	$3,913,253	2,230,050	$35,766,916	481,511	$8,244,511

Class R
Shares sold	43,569	$623,878	74,667	$1,148,306	143,859	$2,462,428
Shares issued in reinvestment of distributions	7,122	116,369	8,775	128,026	756	12,673
Shares redeemed	(149,798)	(2,294,608)	(206,197)	(3,219,311)	(149,092)	(2,538,056)

	(99,107)	$(1,554,361)	(122,755)	$(1,942,979)	(4,477)	$(62,955)

	5,315,371	$78,972,558	12,620,215	$196,132,910	24,974,321	$423,944,360

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18
Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Advantage Large Cap Growth
Institutional
Shares sold	1,664,670	$28,270,459	1,417,588	$22,049,536	3,601,409	$56,894,145
Shares issued in reinvestment of distributions	187,678	3,149,241	368,193	5,382,985	255,779	3,811,099
Shares redeemed	(1,755,297)	(29,497,286)	(1,146,041)	(18,321,402)	(2,077,371)	(33,173,476)

	97,051	$1,922,414	639,740	$9,111,119	1,779,817	$27,531,768

Service
Shares sold	2,000	$30,700	5,103	$72,800	1,442	$22,529
Shares issued in reinvestment of distributions	500	8,241	798	11,470	790	11,594
Shares redeemed	(599)	(9,940)	(2,748)	(38,251)	(5,764)	(92,467)

	1,901	$29,001	3,153	$46,019	(3,532)	$(58,344)

Investor A
Shares sold and automatic conversion of shares	4,446,628	$70,607,642	6,662,252	$98,680,539	25,326,040	$382,314,969
Shares issued in reinvestment of distributions	1,731,744	27,690,590	3,864,428	53,947,453	2,812,294	40,187,674
Shares issued from conversion(c)	—	—	—	—	25,487	372,621
Shares redeemed	(9,579,253)	(153,256,890)	(8,739,543)	(133,123,440)	(9,532,359)	(146,966,634)

	(3,400,881)	$(54,958,658)	1,787,137	$19,504,552	18,631,462	$275,908,630

Investor B
Shares issued in reinvestment of distributions	—	$—	—	$—	1,864	$23,163
Shares converted(c)	—	—	—	—	(29,387)	(372,621)
Shares redeemed and automatic conversion of shares	—	—	—	—	(769)	(10,047)

	—	$—	—	$—	(28,292)	$(359,505)

Investor C
Shares sold	106,476	$1,432,407	184,277	$1,733,438	226,432	$2,397,773
Shares issued in reinvestment of distributions	47,034	638,252	70,938	1,408,299	200,984	3,019,063
Shares redeemed and automatic conversion of shares	(294,141)	(3,931,007)	(2,457,686)	(32,944,701)	(814,678)	(10,761,745)

	(140,631)	$(1,860,348)	(2,202,471)	$(29,802,964)	(387,262)	$(5,344,909)

Class K
Shares sold	7,318	$111,250	25,965	$399,000	34,044	$555,945 (b)
Shares issued in reinvestment of distributions	2,052	34,414	1,964	28,695	—	—
Shares redeemed	(29,155)	(438,862)	(2,941)	(48,101)	—	—

	(19,785)	$(293,198)	24,988	$379,594	34,044	$555,945

Class R
Shares sold	12,423	$196,016	13,537	$208,300	24,765	$398,186
Shares issued in reinvestment of distributions	1,855	30,985	7,473	108,590	6,947	102,816
Shares redeemed	(37,771)	(626,534)	(73,310)	(1,147,635)	(81,737)	(1,321,049)

	(23,493)	$(399,533)	(52,300)	$(830,745)	(50,025)	$(820,047)

	(3,485,838)	$(55,560,322)	200,247	$(1,592,425)	19,976,212	$297,413,538

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 05/31/20		Year Ended 05/31/19
Fund Name/Share Class	Shares	Amounts	Shares	Amounts
Advantage Small Cap Core
Institutional
Shares sold	40,948,676	$521,146,487	27,459,862	$382,948,737
Shares issued in reinvestment of distributions	431,317	6,386,298	1,601,351	21,595,911
Shares issued in reorganization(a)	—	—	3,505,353	48,158,360
Shares redeemed	(18,677,824)	(236,251,203)	(14,592,965)	(194,281,935)

	22,702,169	$291,281,582	17,973,601	$258,421,073

Investor A
Shares sold and automatic conversion of shares	7,452,876	$95,188,119	3,330,822	$44,649,411
Shares issued in reinvestment of distributions	125,295	1,848,839	652,504	8,532,371
Shares issued in reorganization(a)	—	—	12,839,054	175,499,949
Shares redeemed	(5,273,975)	(72,027,825)	(3,170,434)	(43,385,981)

	2,304,196	$25,009,133	13,651,946	$185,295,750

Investor C
Shares sold	194,007	$2,542,061	298,315	$4,186,270
Shares issued in reinvestment of distributions	445	6,537	9,104	118,839
Shares redeemed and automatic conversion of shares	(146,329)	(1,866,475)	(61,275)	(824,049)

	48,123	$682,123	246,144	$3,481,060

Class K
Shares sold	17,939,631	$258,512,762	4,322,302	$60,859,074
Shares issued in reinvestment of distributions	67,762	1,006,554	37,947	515,263
Shares redeemed	(7,879,299)	(118,900,431)	(4,689,101)	(71,397,022)

	10,128,094	$140,618,885	(328,852)	$(10,022,685)

	35,182,582	$457,591,723	31,542,839	$437,175,198

(a)	See Note 1 regarding the reorganization.
(b)	For the period from January 25, 2018 (commencement of operations) to September 30, 2018.
(c)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

As of May 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 12,217 Class K Shares of Advantage Large Cap Growth.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	79

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2020, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, and the results of their operations, changes in net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BlackRock Advantage International Fund and BlackRock Advantage Large Cap Growth Fund	For the period from October 1, 2019 through May 31, 2020 and for the year ended September 30, 2019	For the period from October 1, 2019 through May 31, 2020 and for each of the two years in the period ended September 30, 2019	For the period from October 1, 2019 through May 31, 2020 and for each of the five years in the period ended September 30, 2019
BlackRock Advantage Small Cap Core Fund	For the year ended May 31, 2020	For each of the two years in the period ended May 31, 2020	For each of the five years in the period ended May 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the period ended May 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Advantage Large Cap Growth	100.00%
Advantage Small Cap Core	100.00

The following maximum amounts are hereby designated as qualified dividend income for individuals for the period ended May 31, 2020:

Fund Name	Qualified Dividend Income
Advantage International	$19,587,741
Advantage Large Cap Growth	12,721,260
Advantage Small Cap Core	13,909,889

For the period ended May 31, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Advantage International	$17,220,880	$1,407,325

For the period ended May 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends
Advantage Large Cap Growth	$5,021,474

The following distribution amounts are hereby designated for the period ended May 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Advantage Large Cap Growth	$5,021,474	$22,557,380
Advantage Small Cap Core	—	137,331

IMPORTANT TAX INFORMATION	81

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”) and BlackRock Advantage Small Cap Core Fund (“Advantage Small Cap Core Fund,” and together with Advantage International Fund and Advantage Large Cap Growth Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Funds’ investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Advantage Small Cap Core Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the second, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Advantage International Fund ranked in the third, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	83

Disclosure of Investment Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage Small Cap Core Fund’s and Advantage Large Cap Growth Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of each Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Advantage International Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on May 24, 2019. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on May 24, 2019.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 153 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 153 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 153 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 153 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 153 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 153 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 153 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 153 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic WealthInvestment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 153 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 153 Portfolios	None

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 264 Portfolios	None
John M. Perlowski 1964(e)	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 265 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	87

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head of Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	89

Additional Information  (continued)

BlackRock Privacy Principles

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90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	91

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/20-AR

MAY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Energy Opportunities Fund

•	BlackRock High Equity Income Fund

•	BlackRock International Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

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Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were muted due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. We are encouraged by the strong coordinated monetary and fiscal response that is underway, both in the United States and abroad. However, there remains a risk that policy fatigue and recent improvements in economic indicators could lead lawmakers to retreat from needed stimulus measures too soon.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the path to recovery. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(2.10)%	12.84%
U.S. small cap equities (Russell 2000® Index)	(13.53)	(3.44)
International equities (MSCI Europe, Australasia, Far East Index)	(11.48)	(2.81)
Emerging market equities (MSCI Emerging Markets Index)	(9.69)	(4.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.73	1.84
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	11.55	15.87
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.40	9.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.52	3.87
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	1.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2020	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

At a meeting held on July 31, 2019, the Board of Trustees of BlackRock FundsSM (the “Board”) approved the Reorganization (the “Reorganization”) of BlackRock Energy & Resources Portfolio (the “Target Fund”) with and into BlackRock All-Cap Energy & Resources Portfolio (the “Acquiring Fund”). The Reorganization closed on January 13, 2020 and was not subject to approval by each Fund’s shareholders. Effective upon the closing of the Reorganization, the Acquiring Fund changed its name to BlackRock Energy Opportunities Fund.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2019 to May 31, 2020, the Fund’s Institutional, Service, Investor A and Investor C Shares returned (29.02)%, (29.17)%, (29.23)% and (29.51)%, respectively, outperforming its benchmark, the MSCI World Energy Index, which returned (31.72)%.

What factors influenced performance?

Energy stocks suffered a substantial downturn in the eight-month period. The bulk of the slump occurred in March, when the start of a price war between Russia and Saudi Arabia led to a significant increase in crude oil supply. At the same time, the demand outlook cratered as the spread of the coronavirus prompted many world governments to shut down large portions of their economies. These unfavorable conditions contributed to a decline in the price of West Texas Intermediate crude oil to its lowest level in more than 20 years. While the energy sector rallied from late March onward behind significant fiscal and monetary stimulus, it nonetheless finished in the red for the full period.

The Fund’s positions in more defensive energy companies were generally the leading contributors to its relative performance. Among these were the European integrated oil companies Total SA and BP PLC, as well as the pipeline operator TC Energy Corp. The Fund further benefited from not owning Occidental Petroleum Corp. and holding a large underweight in Schlumberger Ltd., as both stocks underperformed.

The oil refiner Marathon Petroleum Corp., which lagged due to the rising supply of gasoline, was a key detractor. The smaller exploration and production (“E&P”) companies Kosmos Energy Ltd. and Noble Corp. also detracted from results, as did an underweight position in the pipeline operator Enbridge, Inc.

The Fund maintained an above-average cash position to help cushion the effect of ongoing market volatility. However, this stance had no material impact on the Fund’s performance.

Describe recent portfolio activity.

The investment adviser sought to capitalize on elevated market volatility by purchasing what it believed were higher-quality, financially strong companies near historically low valuations. The investment adviser primarily added to existing positions in large-cap international companies that it saw as being in the best position to take advantage of an eventual recovery.

Describe portfolio positioning at period end.

The Fund was positioned in a defensive manner, favoring companies that were maintaining capital discipline and returning cash to shareholders. Conversely, the Fund was underweight in higher-cost producers, companies with weak balance sheets, and commoditized oil services companies.

The Fund was overweight in the E&P and oil services subsectors at the close of the period, and it was underweight in the integrated, distribution, and refining and marketing industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Energy Opportunities Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(29.10)%	(29.02)%	N/A	(10.53)%	N/A	(4.66)%	N/A
Service	(29.24)	(29.24)	N/A	(10.91)	N/A	(5.04)	N/A
Investor A	(29.30)	(29.30)	(33.02)%	(10.92)	(11.88)%	(5.06)	(5.57)%
Investor C	(29.51)	(29.75)	(30.44)	(11.54)	(11.54)	(5.73)	(5.73)
MSCI World Energy Index	(31.49)	(31.19)	N/A	(8.73)	N/A	(1.75)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 709.00	$ 3.89		$ 1,000.00	$ 1,020.45	$ 4.60		0.91%
Service	1,000.00	707.60	5.62		1,000.00	1,018.42	6.64		1.32
Investor A	1,000.00	707.00	5.63		1,000.00	1,018.40	6.66		1.32
Investor C	1,000.00	704.90	8.70		1,000.00	1,014.80	10.28		2.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of May 31, 2020 (continued)	BlackRock Energy Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Chevron Corp.	12%
Royal Dutch Shell PLC, A Shares	9
TOTAL SA	9
BP PLC	7
ConocoPhillips	5
TC Energy Corp.	4
Williams Cos., Inc.	4
Kinder Morgan, Inc.	4
Suncor Energy, Inc.	4
Pioneer Natural Resources Co.	3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets
Oil, Gas & Consumable Fuels	91%
Energy Equipment & Services	4
Short-Term Securities	4
Other Assets	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2019 to May 31, 2020, the Fund’s Institutional, Service, Investor A, Investor C and Class K Shares returned (9.94)%, (10.08)%, (10.09)%, (10.52)% and (9.94)%, respectively, underperforming its benchmark, the Russell 1000® Value Index, which returned (9.45)%.

What factors influenced performance?

The Fund’s stock selection and allocation decisions within the consumer discretionary sector were the largest detractors from relative performance. Among industries within the sector, overweight exposure to automobiles, underweight exposure to specialty retail, and stock selection in household durables weighed on relative returns. In utilities, an underweight exposure had a negative impact on relative returns during the market’s volatile period in the first quarter of 2020, as did the Fund’s stock selection within the electric utilities industry. In health care, stock selection decisions had an adverse impact on performance, most notably in the health care equipment & supplies and biotechnology industries. Lastly, an underweight exposure to materials, a combination of stock selection and allocation decisions in communication services, and stock selection in information technology hindered relative results.

The largest contribution to the Fund’s performance came from an underweight exposure to the real estate sector. In particular, a lack of exposure to equity real estate investment trusts benefited relative returns. A combination of stock selection and an underweight exposure to industrials also boosted relative performance, primarily due to stock selection among aerospace & defense stocks and an underweight exposure to airlines. In the consumer staples sector, stock selection among food products companies contributed to Fund performance. Lastly, the Fund’s use of equity-linked notes benefited the returns.

Describe recent portfolio activity.

The Fund increased its exposure to the health care sector during the period, along with holdings within utilities. The Fund reduced its exposure to the financials and energy sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in energy, health care and financials, while the largest relative underweights were in the industrials, real estate and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of May 31, 2020 (continued)	BlackRock High Equity Income Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

The Russell 1000® Value Index is an unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(13.18)%	(3.28)%	N/A	2.15%	N/A	8.74%	N/A
Service	(13.26)	(3.48)	N/A	1.85	N/A	8.35	N/A
Investor A	(13.24)	(3.47)	(8.54)%	1.86	0.76%	8.34	7.76%
Investor C	(13.58)	(4.14)	(5.02)	1.10	1.10	7.54	7.54
Class K	(13.18)	(3.27)	N/A	2.15	N/A	8.74	N/A
Russell 1000® Value Index	(13.38)	(1.64)	N/A	4.36	N/A	9.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock High Equity Income Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 868.20	$ 3.97		$ 1,000.00	$ 1,020.75	$ 4.29		0.85%
Service	1,000.00	867.40	5.14		1,000.00	1,019.50	5.55		1.10
Investor A	1,000.00	867.60	5.14		1,000.00	1,019.50	5.55		1.10
Investor C	1,000.00	864.20	8.62		1,000.00	1,015.75	9.32		1.85
Class K	1,000.00	868.20	3.74		1,000.00	1,021.00	4.04		0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Verizon Communications, Inc.	5%
Sanofi	3
FirstEnergy Corp.	3
Wells Fargo & Co.	3
Pfizer, Inc.	3
Williams Cos., Inc.	2
CVS Health Corp.	2
Unilever NV, NY Shares	2
BP PLC	2
Cisco Systems, Inc.	2

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Financials	23%
Health Care	19
Energy	11
Consumer Staples	10
Communication Services	9
Utilities	9
Information Technology	8
Industrials	5
Consumer Discretionary	4
Materials	2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of May 31, 2020	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2019 to May 31, 2020, the Fund’s Institutional, Service, Investor A, Investor C and Class K Shares returned 0.08%, (0.10)%, (0.08)%, (0.58)% and 0.09%, respectively, outperforming its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S., which returned (7.25)%.

What factors influenced performance?

An underweight exposure to the financial sector was the largest contributor to the Fund’s relative performance during the period. An overweight allocation to the health care sector and stock selection within industrials also added to Fund performance. Among individual stocks, the largest contributors were Denmark-based biotechnology company Novo Nordisk A/S, lifting equipment specialist Kone Oyj, and British American Tobacco PLC. These high-quality companies were resilient in a challenging market environment.

The largest detractor from relative performance was the Fund’s underweight exposure to, and negative stock selection in, consumer discretionary stocks. An underweight exposure to information technology (“IT”) and stock selection within communication services also detracted. Overweight exposure to Singapore’s United Overseas Bank Ltd. was the most significant detractor from Fund performance among individual stocks. A lack of exposure to Chinese internet stocks Alibaba Group Holding Ltd. and Tencent Holdings Ltd. also weighed on performance, as IT was the best-performing sector during the period.

Describe recent portfolio activity.

The Fund’s investment adviser was active in changing the portfolio due to the impact of the coronavirus pandemic during the second half of the period. The Fund added to its overweight exposure to consumer staples by initiating a position in household products company Reckitt Benckiser Group PLC as well as increasing position sizes across the beverages, food, household products, and personal products industries. The Fund also further increased its overweight exposure to health care, adding to positions in pharmaceuticals, health care providers and health care equipment.

In contrast, the Fund reduced its overweight exposure to industrials through the sale of conglomerate 3M Co. and by reducing positions across the air freight, aerospace and electrical equipment industries. Exposure to financials also decreased through the Fund’s sale of Sweden’s Svenska Handelsbanken AB.

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies and at period end looked very different from its benchmark, the MSCI ACWI ex-U.S, in terms of portfolio positioning. The Fund ended the period with its most significant absolute and relative exposure to the health care and consumer staples sectors, specifically within the pharmaceutical, personal products and beverage industries. The Fund continued to have no exposure to energy, real estate or utilities. From a regional perspective, the Fund’s most significant exposure was to Europe ex-U.K., the United Kingdom, Canada and Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock International Dividend Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)

The MSCI ACWI ex-U.S. is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(4.30)%	5.09%	N/A	0.78%	N/A	4.86%	N/A
Service	(4.42)	4.85	N/A	0.50	N/A	4.51	N/A
Investor A	(4.40)	4.83	(0.67)%	0.50	(0.58)%	4.56	4.00%
Investor C	(4.76)	4.07	3.07	(0.25)	(0.25)	3.78	3.78
Class K	(4.27)	5.14	N/A	0.81	N/A	4.88	N/A
MSCI ACWI ex-U.S.	(11.16)	(3.43)	N/A	0.79	N/A	4.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 957.00	$ 4.11		$ 1,000.00	$ 1,020.80	$ 4.24		0.84%
Service	1,000.00	955.80	5.33		1,000.00	1,019.55	5.50		1.09
Investor A	1,000.00	956.00	5.33		1,000.00	1,019.55	5.50		1.09
Investor C	1,000.00	952.40	8.98		1,000.00	1,015.80	9.27		1.84
Class K	1,000.00	957.30	3.87		1,000.00	1,021.05	3.99		0.79

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of May 31, 2020 (continued)	BlackRock International Dividend Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Unilever PLC	6%
Novartis AG, Registered Shares	5
TELUS Corp.	5
Nestlé SA, Registered Shares	5
Sanofi	5
British American Tobacco PLC	4
Rogers Communications, Inc., Class B	4
Amcor PLC, CDI	4
Heineken NV	4
GlaxoSmithKline PLC	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	28%
Switzerland	15
Canada	10
Netherlands	8
France	7
Australia	6
United States	5
Singapore	4
Denmark	3
Finland	3
Germany	3
China	3
Sweden	3
Taiwan	2
India	1
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock High Equity Income Fund and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Equity Income Fund’s Class K Shares performance shown prior to the Class K Shares inception date of April 21, 2020 is that of Institutional Shares. BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2019 and held through May 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE	13

Schedule of Investments May 31, 2020	BlackRock Energy Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 4.2%
Baker Hughes Co.	117,371	$1,937,795
Poseidon Concepts Corp.(a)	35,081	7
Schlumberger Ltd.	172,760	3,190,877

		5,128,679

Oil, Gas & Consumable Fuels — 91.1%
BP PLC	2,324,242	8,887,728
Cairn Energy PLC(a)	665,363	1,034,070
Canadian Natural Resources Ltd.	102,958	1,880,665
Chevron Corp.	156,817	14,380,119
CNOOC Ltd.	1,067,000	1,219,006
Concho Resources, Inc.	34,306	1,870,363
ConocoPhillips	148,590	6,267,526
Enbridge, Inc.	78,320	2,547,242
EOG Resources, Inc.	67,930	3,462,392
Equinor ASA	185,290	2,702,204
Exxon Mobil Corp.	55,802	2,537,317
Galp Energia SGPS SA	177,152	2,107,789
Gazprom PJSC, ADR	79,500	446,454
Hess Corp.	67,534	3,205,839
Kinder Morgan, Inc.	323,236	5,107,129
Kosmos Energy Ltd.	688,603	1,253,258
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000)(a)(b)(c)	85,400	125,538
LUKOIL PJSC, ADR	10,660	800,937
Lundin Energy AB	102,090	2,490,832
Marathon Petroleum Corp.	74,381	2,613,748
Oil Search Ltd.	495,312	1,151,611
Petroleo Brasileiro SA, ADR	203,329	1,551,400
Pioneer Natural Resources Co.	37,834	3,465,594
Royal Dutch Shell PLC, A Shares	722,518	11,436,004

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Santos Ltd.	298,050	$1,067,749
Suncor Energy, Inc.	260,150	4,472,347
TC Energy Corp.	117,153	5,279,692
TOTAL SA	293,936	11,146,291
Valero Energy Corp.	35,910	2,393,042
Williams Cos., Inc.	252,739	5,163,458

		112,067,344

Total Long-Term Investments — 95.3% (Cost: $140,862,068)		117,196,023

Short-Term Securities(d)(e)

Money Market Funds — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	4,933,763	4,933,763

Total Short-Term Securities — 4.0% (Cost: $4,933,763)		4,933,763

Total Investments — 99.3% (Cost: $145,795,831)		122,129,786

Other Assets Less Liabilities — 0.7%		849,602

Net Assets — 100.0%		$122,979,388

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $125,538, representing 0.1% of its net assets as of period end, and an original cost of $1,281,000.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,409,004	3,524,759	(b)	—	4,933,763	$4,933,763	$17,841		$4	$—
SL Liquidity Series, LLC, Money Market Series(c)	—	—		—	—	—	12	(d)	(32)	—

						$4,933,763	$17,853		$(28)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Energy Opportunities Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$5,128,672	$7	$—	$5,128,679
Oil, Gas & Consumable Fuels	67,451,131	44,490,675	125,538	112,067,344
Short-Term Securities
Money Market Funds	4,933,763	—	—	4,933,763

	$77,513,566	$44,490,682	$125,538	$122,129,786

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments May 31, 2020	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
BAE Systems PLC	599,467	$3,699,793

Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Class B	23,285	2,321,747

Auto Components — 0.4%
Lear Corp.	11,870	1,258,814

Automobiles — 1.7%
General Motors Co.	220,063	5,695,230

Banks — 6.8%
Comerica, Inc.	97,670	3,550,304
Regions Financial Corp.	111,519	1,261,280
Truist Financial Corp.	112,450	4,135,911
US Bancorp	140,560	4,998,314
Wells Fargo & Co.	326,382	8,639,332

		22,585,141

Beverages — 0.3%
PepsiCo, Inc.	6,597	867,835

Biotechnology — 1.2%
Acerta Pharma BV, Series B (Acquired 05/06/15, cost $1,815,300)(a)(b)(c)	31,555,035	4,152,327

Capital Markets — 4.7%
Apollo Global Management, Inc.	140,550	6,690,180
Blackstone Group, Inc., Class A	25,740	1,462,032
CME Group, Inc.	11,570	2,112,682
Morgan Stanley	69,495	3,071,679
Northern Trust Corp.	19,850	1,568,348
UBS Group AG	77,730	831,711

		15,736,632

Chemicals — 1.3%
Corteva, Inc.	57,003	1,556,752
Dow, Inc.	42,420	1,637,412
DuPont de Nemours, Inc.	23,568	1,195,605

		4,389,769

Communications Equipment — 2.0%
Cisco Systems, Inc.	142,248	6,802,299

Diversified Financial Services — 1.0%
Equitable Holdings, Inc.	174,713	3,338,765

Diversified Telecommunication Services — 6.3%
BCE, Inc.	91,430	3,791,602
Verizon Communications, Inc.	301,303	17,288,766

		21,080,368

Electric Utilities — 4.2%
Edison International	78,176	4,542,807
FirstEnergy Corp.	221,187	9,347,363

		13,890,170

Food Products — 1.7%
Conagra Brands, Inc.	46,105	1,603,993
Kellogg Co.	4	261
Kraft Heinz Co.	135,162	4,118,386

		5,722,640

Health Care Equipment & Supplies — 2.6%
Koninklijke Philips NV(b)	73,997	3,364,125
Medtronic PLC	53,071	5,231,739

		8,595,864

Security	Shares	Value

Health Care Providers & Services — 4.1%
Anthem, Inc.	18,286	$5,378,095
Cardinal Health, Inc.	16,900	924,261
CVS Health Corp.	113,303	7,429,278

		13,731,634

Household Durables — 0.9%
Newell Brands, Inc.	218,999	2,879,837

Household Products — 0.9%
Kimberly-Clark Corp.	20,932	2,960,622

Industrial Conglomerates — 1.7%
Siemens AG, Registered Shares	51,856	5,717,371

Insurance — 7.0%
American International Group, Inc.	133,223	4,004,683
Arthur J. Gallagher & Co.	40,105	3,781,100
CNA Financial Corp.	49,618	1,499,952
Fidelity National Financial, Inc.	140,542	4,483,290
MetLife, Inc.	89,904	3,237,443
Prudential Financial, Inc.	47,692	2,907,304
Swiss Re AG	49,815	3,401,944

		23,315,716

IT Services — 0.8%
International Business Machines Corp.	21,034	2,627,147

Multi-Utilities — 3.0%
Consolidated Edison, Inc.	32,065	2,406,799
National Grid PLC, ADR(d)	53,707	3,067,744
Public Service Enterprise Group, Inc.	86,170	4,398,117

		9,872,660

Oil, Gas & Consumable Fuels — 9.0%
BP PLC	1,816,229	6,945,125
ConocoPhillips	81,262	3,427,631
Kinder Morgan, Inc.	271,620	4,291,596
Marathon Petroleum Corp.	150,124	5,275,357
TOTAL SA, ADR	61,682	2,318,010
Williams Cos., Inc.	389,614	7,959,814

		30,217,533

Personal Products — 2.2%
Unilever NV, NY Shares	140,797	7,253,861

Pharmaceuticals — 9.8%
AstraZeneca PLC	20,904	2,251,347
Bayer AG, Registered Shares	99,281	6,786,812
Bristol-Myers Squibb Co.	47,717	2,849,659
Johnson & Johnson	17,865	2,657,419
Pfizer, Inc.	221,777	8,469,664
Sanofi	100,363	9,816,990

		32,831,891

Semiconductors & Semiconductor Equipment — 0.5%
QUALCOMM, Inc.	21,984	1,778,066

Technology Hardware, Storage & Peripherals — 1.8%
Samsung Electronics Co. Ltd., GDR	5,855	6,043,457

Tobacco — 3.2%
Altria Group, Inc.	147,670	5,766,514
British American Tobacco PLC	121,780	4,829,828

		10,596,342

Wireless Telecommunication Services — 1.2%
China Mobile Ltd., ADR	115,684	4,067,449

Total Common Stocks — 82.1% (Cost: $281,847,027)		274,030,980

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity-Linked Notes

Aerospace & Defense — 0.3%
JP Morgan Securities PLC (BAE Systems PLC) 19.19% 07/03/20	GBP	151,600	$940,097

Air Freight & Logistics — 0.5%
RBC Capital Markets LLC (United Parcel Service, Inc.) 24.94% 07/09/20	USD	15,600	1,538,995

Auto Components — 0.1%
BOFA Securities, Inc. (Lear Corp.) 24.99% 06/19/20		2,900	300,114

Banks — 0.2%
BOFA Securities, Inc. (US Bancorp) 21.76% 07/02/20		24,100	835,378

Beverages — 0.1%
BOFA Securities, Inc. (PepsiCo, Inc.) 23.58% 06/12/20		1,600	208,574

Capital Markets — 1.5%
BOFA Securities, Inc. (Apollo Global Management, Inc.) 24.99% 07/02/20		35,500	1,586,753
BOFA Securities, Inc. (Blackstone Group, Inc.) 20.54% 07/02/20		6,400	345,336
BOFA Securities, Inc. (State Street Corp.) 24.99% 07/02/20		17,800	1,050,266
CIBC World Markets Corp. (CME Group, Inc.) 17.18% 06/26/20		7,700	1,401,390
JP Morgan Securities LLC (Morgan Stanley) 24.99% 06/19/20		17,500	739,798

			5,123,543

Chemicals — 0.2%
RBC Capital Markets LLC (Corteva, Inc.) 21.59% 06/19/20		14,300	390,077
RBC Capital Markets LLC (DuPont de Nemours, Inc.) 20.97% 06/19/20		5,500	275,597

			665,674

Communications Equipment — 0.5%
BMO Capital Markets Corp. (Cisco Systems, Inc.) 19.83% 06/26/20		40,700	1,813,784

Containers & Packaging — 0.2%
JP Morgan Securities LLC (International Paper Co.) 24.99% 06/05/20		17,700	605,316

Diversified Telecommunication Services — 1.6%
Citigroup Global Markets Inc. (Verizon Communications, Inc.) 15.25% 06/26/20		76,200	4,294,645
JP Morgan Securities LLC (BCE, Inc.) 19.63% 06/12/20		23,100	956,531

			5,251,176

Electric Utilities — 1.2%
RBC Capital Markets LLC (Edison International) 21.73% 06/19/20		19,700	1,159,495
RBC Capital Markets LLC (FirstEnergy Corp.) 24.99% 06/05/20		65,700	2,787,756

			3,947,251

Food Products — 0.7%
BOFA Securities, Inc. (Kraft Heinz Co.) 21.18% 07/02/20		34,100	1,024,882
CIBC World Markets Corp. (Kellogg Co.) 22.90% 06/26/20		9,100	596,064
RBC Capital Markets LLC (Conagra Brands, Inc.) 23.25% 06/19/20		17,500	609,970

			2,230,916

Security		Par (000)	Value

Health Care Equipment & Supplies — 0.4%
BOFA Securities, Inc. (Medtronic PLC) 20.26% 06/12/20	USD	13,400	$1,317,707

Household Durables — 0.6%
BOFA Securities, Inc. (Newell Brands, Inc.) 24.99% 06/12/20		147,600	1,940,001

Household Products — 0.6%
Credit Suisse Securities (USA) LLC (Kimberly-Clark Corp.) 21.05% 06/12/20		14,100	1,979,347

Industrial Conglomerates — 0.4%
Credit Suisse Securities (USA) LLC (Siemens AG) 19.25% 07/03/20	EUR	13,100	1,282,941

Insurance — 1.8%
BOFA Securities, Inc. (American International Group, Inc.) 24.99% 07/02/20	USD	33,700	950,132
CIBC World Markets Corp. (Fidelity National Financial, Inc.) 22.75% 06/05/20		17,700	526,286
CIBC World Markets Corp. (MetLife, Inc.) 22.42% 06/26/20		22,700	816,748
Credit Suisse Securities (USA) LLC (Arthur J. Gallagher & Co.) 23.80% 07/09/20		10,100	915,160
Credit Suisse Securities (USA) LLC (CNA Financial Corp.) 21.90% 06/12/20		33,400	1,010,701
JP Morgan Securities LLC (Prudential Financial, Inc.) 24.99% 07/09/20		32,100	1,941,948

			6,160,975

IT Services — 0.5%
RBC Capital Markets LLC (International Business Machines Corp.) 24.38% 06/05/20		14,100	1,768,231

Multi-Utilities — 0.5%
JP Morgan Securities LLC (Public Service Enterprise Group, Inc.) 22.62% 06/05/20		5,400	276,411
RBC Capital Markets LLC (Consolidated Edison, Inc.) 23.82% 06/19/20		8,000	609,485
RBC Capital Markets LLC (National Grid PLC) 18.22% 06/05/20		13,500	773,281

			1,659,177

Oil, Gas & Consumable Fuels — 1.6%
BOFA Securities, Inc. (TOTAL SA) 24.99% 06/19/20		15,600	568,077
BOFA Securities, Inc. (Williams Cos., Inc.) 23.68% 07/02/20		109,200	2,188,843
CIBC World Markets Corp. (Conocophillips) 18.70% 06/26/20		20,500	855,582
Credit Suisse Securities (USA) LLC (BP PLC) 15.95% 07/03/20	GBP	459,500	1,733,632

			5,346,134

Personal Products — 0.2%
Credit Suisse Securities (USA) LLC (Unilever NV) 17.15% 06/12/20	USD	10,400	535,279

Pharmaceuticals — 1.3%
BMO Capital Markets Corp. (Pfizer, Inc.) 20.59% 06/26/20		56,000	2,096,887
JP Morgan Securities PLC (AstraZeneca PLC) 16.50% 07/03/20	GBP	5,200	546,840
RBC Capital Markets LLC (Bristol-Myers Squibb Co.) 18.36% 06/19/20	USD	12,000	722,996
RBC Capital Markets LLC (Johnson & Johnson) 18.80% 06/05/20		5,800	865,405

			4,232,128

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) May 31, 2020	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment — 0.3%
JP Morgan Securities LLC (QUALCOMM, Inc.) 21.86% 07/02/20	USD	14,700	$1,179,254

Technology Hardware, Storage & Peripherals — 0.2%
JP Morgan Securities LLC (NetApp, Inc.) 19.56% 07/02/20		15,800	691,059

Tobacco — 0.3%
CIBC World Markets Corp. (Altria Group, Inc.) 22.82% 06/05/20		30,000	1,172,935

Wireless Telecommunication Services — 0.3%
CIBC World Markets Corp. (China Mobile Ltd.) 22.52% 06/26/20		29,200	1,038,222

Total Equity-Linked Notes — 16.1% (Cost: $52,964,330)			53,764,208

		Shares

Preferred Securities

Preferred Stocks — 1.4%

Software — 1.4%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $4,300,011)(a)(b)(c)		701,470	4,566,570

Total Preferred Securities — 1.4% (Cost: $4,300,011)			4,566,570

Total Long-Term Investments — 99.6% (Cost: $339,111,368)			332,361,758

Security	Shares	Value

Short-Term Securities(e)(f)

Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	529,567	$529,567
SL Liquidity Series, LLC, Money Market Series, 0.63%(g)	938,664	939,602

Total Short-Term Securities — 0.5% (Cost: $1,469,054)		1,469,169

Total Investments — 100.1% (Cost: $340,580,422)		333,830,927

Liabilities in Excess of Other Assets — (0.1)%		(187,789)

Net Assets — 100.0%		$333,643,138

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $8,718,897, representing 2.6% of its net assets as of period end, and an original cost of $6,115,311.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold		Shares Held at 05/31/20	Value at 05/31/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	7,488,275	—		(6,958,708	)(b)	529,567	$529,567	$60,948		$3		$—
SL Liquidity Series, LLC, Money Market Series	—	938,664	(b)	—		938,664	939,602	7,473	(c)	89		—

							$1,469,169	$68,421		$92		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock High Equity Income Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$3,699,793	$—	$3,699,793
Air Freight & Logistics	2,321,747	—	—	2,321,747
Auto Components	1,258,814	—	—	1,258,814
Automobiles	5,695,230	—	—	5,695,230
Banks	22,585,141	—	—	22,585,141
Beverages	867,835	—	—	867,835
Biotechnology	—	—	4,152,327	4,152,327
Capital Markets	15,736,632	—	—	15,736,632
Chemicals	4,389,769	—	—	4,389,769
Communications Equipment	6,802,299	—	—	6,802,299
Diversified Financial Services	3,338,765	—	—	3,338,765
Diversified Telecommunication Services	21,080,368	—	—	21,080,368
Electric Utilities	13,890,170	—	—	13,890,170
Food Products	5,722,640	—	—	5,722,640
Health Care Equipment & Supplies	5,231,739	3,364,125	—	8,595,864
Health Care Providers & Services	13,731,634	—	—	13,731,634
Household Durables	2,879,837	—	—	2,879,837
Household Products	2,960,622	—	—	2,960,622
Industrial Conglomerates	—	5,717,371	—	5,717,371
Insurance	19,913,772	3,401,944	—	23,315,716
IT Services	2,627,147	—	—	2,627,147
Multi-Utilities	9,872,660	—	—	9,872,660
Oil, Gas & Consumable Fuels	23,272,408	6,945,125	—	30,217,533
Personal Products	7,253,861	—	—	7,253,861
Pharmaceuticals	13,976,742	18,855,149	—	32,831,891
Semiconductors & Semiconductor Equipment	1,778,066	—	—	1,778,066
Technology Hardware, Storage & Peripherals	—	6,043,457	—	6,043,457
Tobacco	5,766,514	4,829,828	—	10,596,342
Wireless Telecommunication Services	4,067,449	—	—	4,067,449
Equity-Linked Notes(a)	—	53,764,208	—	53,764,208
Preferred Securities(a)	—	—	4,566,570	4,566,570
Short-Term Securities
Money Market Funds	529,567	—	—	529,567

	$217,551,428	$106,621,000	$8,718,897	332,891,325

Investments Valued at NAV(b)				939,602

				$333,830,927

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) May 31, 2020	BlackRock High Equity Income Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total
Assets
Opening balance, as of September 30, 2019	$8,895,657	$4,271,952	$11,822,546	$24,990,155
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Other	—	—	—	—
Net realized gain (loss)	(3,498,184)	—	(247,656)	(3,745,840)
Net change in unrealized appreciation (depreciation)(a)(b)	2,856,399	294,618	45,004	3,196,021
Purchases	—	—	—	—
Sales	(4,101,545)	—	(11,619,894)	(15,721,439)

Closing balance, as of May 31, 2020	$4,152,327	$4,566,570	$—	$8,718,897

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2020(b)	$223,725	$294,618	$—	$518,343

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)
Assets
Common Stocks	$4,152,327	Income	Discount Rate	2%
Preferred Securities	4,566,570	Market	Revenue Multiple	16.00x

	$8,718,897

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2020	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.5%
Ansell Ltd.	183,959	$4,317,145
Sonic Healthcare Ltd.	332,330	6,247,329

		10,564,474

Canada — 9.5%
Rogers Communications, Inc., Class B	197,863	8,291,895
TELUS Corp.	575,240	9,968,570

		18,260,465

Denmark — 3.5%
Novo Nordisk A/S, Class B	101,707	6,662,284

Finland — 3.4%
Kone Oyj, Class B	96,401	6,479,815

France — 6.7%
Sanofi	90,006	8,803,922
Schneider Electric SE	41,128	4,072,199

		12,876,121

Germany — 3.0%
Deutsche Post AG, Registered Shares	185,724	5,816,547

India — 1.1%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $7,423,816)(a)(b)(c)	9,970	2,094,797

Netherlands — 7.5%
Heineken NV	82,862	7,586,593
Koninklijke Philips NV(b)	148,743	6,762,300

		14,348,893

Singapore — 4.3%
DBS Group Holdings Ltd.	300,000	4,150,348
United Overseas Bank Ltd.	302,500	4,189,771

		8,340,119

Sweden — 2.6%
Tele2 AB, B Shares	372,854	4,940,280

Switzerland — 14.9%
Cie Financiere Richemont SA, Registered Shares	68,385	4,019,652
Nestlé SA, Registered Shares	90,859	9,865,203
Novartis AG, Registered Shares	118,721	10,335,372
SGS SA, Registered Shares	1,830	4,317,492

		28,537,719

Taiwan — 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	447,000	4,345,410

United Kingdom — 28.4%
AstraZeneca PLC	49,553	5,336,826

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	957,676	$5,910,588
British American Tobacco PLC	214,843	8,520,732
Diageo PLC	156,704	5,467,363
GlaxoSmithKline PLC	337,052	6,981,240
Reckitt Benckiser Group PLC	73,779	6,608,103
RELX PLC	206,568	4,767,166
Unilever PLC	203,237	10,912,483

		54,504,501

United States — 4.2%
Amcor PLC, CDI	822,215	8,178,673

Total Common Stocks — 96.9% (Cost: $180,137,886)		185,950,098

Preferred Securities

Preferred Stocks — 2.7%

China — 2.7%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,770,046)(a)(b)(c)	101,000	5,139,890

Total Preferred Securities — 2.7% (Cost: $2,770,046)		5,139,890

Total Long-Term Investments — 99.6% (Cost: $182,907,932)		191,089,988

Short-Term Securities(d)(e)

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	2,002,612	2,002,612

Total Short-Term Securities — 1.1% (Cost: $2,002,612)		2,002,612

Total Investments — 100.7% (Cost: $184,910,544)		193,092,600

Liabilities in Excess of Other Assets — (0.7)%		(1,247,003)

Net Assets — 100.0%		$191,845,597

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,234,687, representing 3.8% of its net assets as of period end, and an original cost of $10,193,862.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,002,612	(b)	—	2,002,612	$2,002,612	$8,017	$1		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) May 31, 2020	BlackRock International Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$10,564,474	$—	$10,564,474
Canada	18,260,465	—	—	18,260,465
Denmark	—	6,662,284	—	6,662,284
Finland	—	6,479,815	—	6,479,815
France	—	12,876,121	—	12,876,121
Germany	—	5,816,547	—	5,816,547
India	—	—	2,094,797	2,094,797
Netherlands	7,586,593	6,762,300	—	14,348,893
Singapore	—	8,340,119	—	8,340,119
Sweden	—	4,940,280	—	4,940,280
Switzerland	—	28,537,719	—	28,537,719
Taiwan	—	4,345,410	—	4,345,410
United Kingdom	4,767,166	49,737,335	—	54,504,501
United States	—	8,178,673	—	8,178,673
Preferred Securities(a)	—	—	5,139,890	5,139,890
Short-Term Securities
Money Market Funds	2,002,612	—	—	2,002,612

	$32,616,836	$153,241,077	$7,234,687	$193,092,600

(a)	See above Schedule of Investments for values in each country.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of September 30, 2019	$2,530,785	$5,143,930	$7,674,715
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(435,988)	(4,040)	(440,028)
Purchases	—	—	—
Sales	—	—	—

Closing balance, as of May 31, 2020	$2,094,797	$5,139,890	$7,234,687

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2020(b)	$(435,988)	$(4,040)	$(440,028)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock International Dividend Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)
Assets
Common Stocks	$2,094,797	Market	Revenue Multiple	5.75x
Preferred Securities	5,139,890	Market	Revenue Multiple	2.75x

	$7,234,687

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

May 31, 2020

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$117,196,023	$332,361,758	$191,089,988
Investments at value — affiliated(c)	4,933,763	1,469,169	2,002,612
Cash	31,997	—	—
Foreign currency at value(d)	44,420	—	175,641
Receivables:
Investments sold	735,722	—	13,164
Securities lending income — affiliated	—	354	—
Capital shares sold	607,241	218,565	188,842
Dividends — affiliated	529	969	279
Dividends — unaffiliated	813,068	1,572,809	1,476,071
Interest — unaffiliated	—	490,573	—
From the Manager	79,705	16,918	12,189
Deferred offering costs	—	12,793	—
Prepaid expenses	71,168	48,595	36,732

Total assets	124,513,636	336,192,503	194,995,518

LIABILITIES
Cash collateral on securities loaned at value	—	939,456	—
Payables:
Investments purchased	775,783	—	1,560,271
Administration fees	4,219	11,496	6,652
Capital shares redeemed	476,304	754,451	1,173,652
Income dividend distributions	—	207,151	—
Investment advisory fees	29,504	173,269	90,940
Trustees’ and Officer’s fees	2,121	2,383	2,213
Other accrued expenses	116,902	279,920	189,142
Other affiliates	1,984	2,890	8,394
Service and distribution fees	25,598	58,294	30,752
Transfer agent fees	101,833	120,055	87,905

Total liabilities	1,534,248	2,549,365	3,149,921

NET ASSETS	$122,979,388	$333,643,138	$191,845,597

NET ASSETS CONSIST OF
Paid-in capital	$462,770,864	$382,096,608	$196,714,275
Accumulated loss	(339,791,476)	(48,453,470)	(4,868,678)

NET ASSETS	$122,979,388	$333,643,138	$191,845,597

(a) Investments at cost — unaffiliated	$140,862,068	$339,111,368	$182,907,932
(b) Securities loaned at value	$—	$921,231	$—
(c) Investments at cost — affiliated	$4,933,763	$1,469,054	$2,002,612
(d) Foreign currency at cost	$44,252	$—	$174,999

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

May 31, 2020

	BlackRock Energy Opportunities Fund		BlackRock High Equity Income Fund	BlackRock International Dividend Fund

NET ASSET VALUE

Institutional
Net assets		$38,778,711	$128,474,326	$74,681,416

Shares outstanding		5,839,539	5,631,715	2,645,730

Net asset value		$6.64	$22.81	$28.23

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Service
Net assets		$314,996	$8,022,544	$3,239,391

Shares outstanding		48,468	392,180	121,328

Net asset value		$6.50	$20.46	$26.70

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Investor A
Net assets		$72,733,481	$172,695,569	$100,752,715

Shares outstanding		11,254,770	9,023,850	3,837,053

Net asset value		$6.46	$19.14	$26.26

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Investor C
Net assets		$11,152,200	$24,162,892	$9,906,439

Shares outstanding		1,788,056	2,017,406	433,590

Net asset value		$6.24	$11.98	$22.85

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

Class K
Net assets	$	N/A	$287,807	$3,265,636

Shares outstanding		N/A	12,615	115,673

Net asset value	$	N/A	$22.81	$28.23

Shares authorized		N/A	Unlimited	Unlimited

Par value	$	N/A	$0.001	$0.001

Class R
Net assets		$—	$—	$—

Shares outstanding		—	—	—

Net asset value		$—	$—	$—

Shares authorized		Unlimited	Unlimited	Unlimited

Par value		$0.001	$0.001	$0.001

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

	BlackRock Energy Opportunities Fund		BlackRock High Equity Income Fund
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INVESTMENT INCOME
Dividends — unaffiliated	$3,337,763	$2,751,264	$8,942,205	$13,001,985
Dividends — affiliated	17,841	27,401	60,948	143,013
Interest — unaffiliated	12	2	7,670,629	12,284,697
Securities lending income — affiliated — net	12	192	7,473	5
Foreign taxes withheld	(219,643)	(199,626)	(289,326)	(409,131)

Total investment income	3,135,985	2,579,233	16,391,929	25,020,569

EXPENSES
Investment advisory	480,221	516,031	2,056,441	3,583,635
Transfer agent — class specific	244,296	137,924	371,503	664,939
Service and distribution — class specific	158,199	202,196	544,892	1,078,844
Professional	104,382	70,475	102,290	90,520
Reorganization	56,433	3,067	—	—
Registration	55,077	65,025	64,241	65,260
Printing	30,418	29,681	35,524	70,661
Accounting services	27,984	40,058	38,617	60,981
Administration	27,212	29,241	107,900	187,963
Administration — class specific	12,795	13,766	50,804	88,555
Custodian	7,038	15,536	24,219	45,978
Trustees and Officer	4,464	11,396	8,069	18,373
Offering	—	—	7,318	—
Board realignment and consolidation	—	5,474	—	20,248
Recoupment of past waived and/or reimbursed fees — class specific	—	156	—	—
Miscellaneous	11,823	5,688	20,419	47,799

Total expenses	1,220,342	1,145,714	3,432,237	6,023,756
Less:
Fees waived and/or reimbursed by the Manager	(222,231)	(162,379)	(327,480)	(432,566)
Administration fees waived — class specific	(12,785)	(13,384)	(50,804)	(88,555)
Transfer agent fees waived and/or reimbursed — class specific	(174,625)	(58,425)	(350,970)	(657,994)

Total expenses after fees waived and/or reimbursed	810,701	911,526	2,702,983	4,844,641

Net investment income	2,325,284	1,667,707	13,688,946	20,175,928

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(16,832,024)	(2,067,030)	(24,146,065)	(6,719,585)
Investments — affiliated	(32)	5	89	—
Capital gain distributions from investment companies — affiliated	4	—	3	—
Forward foreign currency exchange contracts	—	327	—	(313)
Foreign currency transactions	(3,572)	(165)	(368,777)	216,345

	(16,835,624)	(2,066,863)	(24,514,750)	(6,503,553)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(29,544,596)	(15,752,600)	(31,411,256)	(11,278,318)
Investments — affiliated	—	—	115	—
Foreign currency translations	1,253	(1,278)	8,246	(66,061)

	(29,543,343)	(15,753,878)	(31,402,895)	(11,344,379)

Net realized and unrealized loss	(46,378,967)	(17,820,741)	(55,917,645)	(17,847,932)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,053,683)	$(16,153,034)	$(42,228,699)	$2,327,996

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

	BlackRock International Dividend Fund
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INVESTMENT INCOME
Dividends — unaffiliated	$4,666,897	$8,946,214
Dividends — affiliated	8,017	16,491
Securities lending income — affiliated — net	—	2,590
Foreign taxes withheld	(352,443)	(688,155)

Total investment income	4,322,471	8,277,140

EXPENSES
Investment advisory	1,126,562	1,940,282
Transfer agent — class specific	236,092	377,291
Service and distribution — class specific	280,257	541,383
Professional	111,277	85,538
Registration	63,970	73,362
Printing	46,726	101,350
Accounting services	32,386	49,959
Administration	60,606	104,382
Administration — class specific	28,539	49,165
Custodian	21,596	31,715
Trustees and Officer	8,044	14,675
Offering	—	16,687
Board realignment and consolidation	—	15,180
Recoupment of past waived and/or reimbursed fees — class specific	72	598
Miscellaneous	19,058	13,809

Total expenses	2,035,185	3,415,376
Less:
Fees waived and/or reimbursed by the Manager	(363,644)	(503,538)
Administration fees waived — class specific	(28,476)	(48,663)
Transfer agent fees waived and/or reimbursed — class specific	(165,615)	(252,067)

Total expenses after fees waived and/or reimbursed	1,477,450	2,611,108

Net investment income	2,845,021	5,666,032

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,413,995)	(1,110,254)
Investments — affiliated	—	(525)
Capital gain distributions from investment companies — affiliated	1	—
Forward foreign currency exchange contracts	—	417
Foreign currency transactions	(64,146)	(98,510)

	(11,478,140)	(1,208,872)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,362,341	2,037,431
Foreign currency translations	58,108	(50,283)

	9,420,449	1,987,148

Net realized and unrealized gain (loss)	(2,057,691)	778,276

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$787,330	$6,444,308

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

	BlackRock Energy Opportunities Fund			BlackRock High Equity Income Fund
	Period from			Period from
	10/01/19	Year Ended September 30,		10/01/19	Year Ended September 30,
	to 05/31/20	2019	2018	to 05/31/20	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,325,284	$1,667,707	$1,240,184	$13,688,946	$20,175,928	$31,352,717
Net realized gain (loss)	(16,835,624)	(2,066,863)	4,631,867	(24,514,750)	(6,503,553)	19,319,756
Net change in unrealized appreciation (depreciation)	(29,543,343)	(15,753,878)	4,804,889	(31,402,895)	(11,344,379)	(147,316)

Net increase (decrease) in net assets resulting from operations	(44,053,683)	(16,153,034)	10,676,940	(42,228,699)	2,327,996	50,525,157

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(816,189)	(495,974)	(495,032)	(6,556,434)	(14,273,425)	(15,561,974)
Service	(13,464)	(12,604)	(15,288)	(459,139)	(938,768)	(730,528)
Investor A	(914,901)	(998,577)	(1,116,732)	(9,928,356)	(19,307,342)	(11,718,874)
Investor B	—	—	—	—	—	(3,922)
Investor C	(141,501)	(71,490)	(477,396)	(2,032,197)	(7,759,253)	(6,763,577)
Class K	—	—	—	(2,364)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,886,055)	(1,578,645)	(2,104,448)	(18,978,490)	(42,278,788)	(34,778,875)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	102,761,416	(2,487,880)	(9,313,635)	(18,173,074)	(115,715,731)	(329,777,732)

NET ASSETS
Total increase (decrease) in net assets	56,821,678	(20,219,559)	(741,143)	(79,380,263)	(155,666,523)	(314,031,450)
Beginning of period	66,157,710	86,377,269	87,118,412	413,023,401	568,689,924	882,721,374

End of period	$122,979,388	$66,157,710	$86,377,269	$333,643,138	$413,023,401	$568,689,924

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock International Dividend Fund
	Period from
	10/01/19	Year Ended September 30,
	to 05/31/20	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,845,021	$5,666,032	$8,285,987
Net realized gain (loss)	(11,478,140)	(1,208,872)	10,597,600
Net change in unrealized appreciation (depreciation)	9,420,449	1,987,148	(29,545,674)

Net increase (decrease) in net assets resulting from operations	787,330	6,444,308	(10,662,087)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,285,194)	(4,812,078)	(6,666,341)
Service	(48,355)	(201,787)	(253,271)
Investor A	(1,779,666)	(7,373,881)	(7,765,879)
Investor B	—	—	(86)
Investor C	(150,614)	(1,251,082)	(1,777,012)
Class K	(60,650)	(190,815)	(68,313)

Decrease in net assets resulting from distributions to shareholders	(3,324,479)	(13,829,643)	(16,530,902)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(36,475,196)	(49,101,794)	(269,810,738)

NET ASSETS
Total decrease in net assets	(39,012,345)	(56,487,129)	(297,003,727)
Beginning of period	230,857,942	287,345,071	584,348,798

End of period	$191,845,597	$230,857,942	$287,345,071

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund

	Institutional
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.66		$12.34	$11.13	$11.06		$9.91	$16.26

Net investment income(a)	0.21		0.29	0.23	0.31	(b)	0.22	0.23
Net realized and unrealized gain (loss)	(2.93)		(2.66)	1.30	0.04		1.17	(6.34)

Net increase (decrease) from investment operations	(2.72)		(2.37)	1.53	0.35		1.39	(6.11)

Distributions from net investment income(c)	(0.30)		(0.31)	(0.32)	(0.28)		(0.24)	(0.24)

Net asset value, end of period	$6.64		$9.66	$12.34	$11.13		$11.06	$9.91

Total Return(d)
Based on net asset value	(29.02	)%(e)	(19.24)%	14.08%	2.98%		14.33%	(37.94)%

Ratios to Average Net Assets
Total expenses	1.40	%(f)(g)	1.30%	1.29%	1.25%		1.18%	1.11	%(h)

Total expenses after fees waived and/or reimbursed	0.91	%(f)(g)	0.91%	0.92%	0.91%		0.95%	0.96%

Net investment income	3.89	%(f)	2.91%	1.97%	2.89	%(b)	2.16%	1.75%

Supplemental Data
Net assets, end of period (000)	$38,779		$23,579	$22,255	$18,703		$25,123	$20,753

Portfolio turnover rate	39%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)
	Service
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.44		$12.05	$10.88	$10.81		$9.65	$15.81

Net investment income(a)	0.17		0.23	0.17	0.25	(b)	0.17	0.17
Net realized and unrealized gain (loss)	(2.85)		(2.59)	1.28	0.04		1.14	(6.16)

Net increase (decrease) from investment operations	(2.68)		(2.36)	1.45	0.29		1.31	(5.99)

Distributions from net investment income(c)	(0.26)		(0.25)	(0.28)	(0.22)		(0.15)	(0.17)

Net asset value, end of period	$6.50		$9.44	$12.05	$10.88		$10.81	$9.65

Total Return(d)
Based on net asset value	(29.17	)%(e)	(19.63)%	13.63%	2.58%		13.77%	(38.17)%

Ratios to Average Net Assets
Total expenses(f)	1.70	%(g)(h)	1.57%	1.55%	1.50%		1.51%	1.41%

Total expenses after fees waived and/or reimbursed	1.32	%(g)(h)	1.33%	1.34%	1.33%		1.36%	1.38%

Net investment income	3.11	%(g)	2.34%	1.51%	2.35	%(b)	1.67%	1.33%

Supplemental Data
Net assets, end of period (000)	$315		$451	$599	$628		$787	$1,025

Portfolio turnover rate	39%		37%	37%	14%		66%	51%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/19		Year Ended September 30,
	to 5/31/20		2019	2018	2017		2016	2015
Expense ratios	1.70%		1.55%	N/A	N/A		N/A	N/A

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.79% and 1.32%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)
	Investor A
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.39		$11.99	$10.83	$10.76		$9.63	$15.77

Net investment income(a)	0.18		0.24	0.17	0.26	(b)	0.17	0.17
Net realized and unrealized gain (loss)	(2.85)		(2.59)	1.27	0.03		1.14	(6.15)

Net increase (decrease) from investment operations	(2.67)		(2.35)	1.44	0.29		1.31	(5.98)

Distributions from net investment income(c)	(0.26)		(0.25)	(0.28)	(0.22)		(0.18)	(0.16)

Net asset value, end of period	$6.46		$9.39	$11.99	$10.83		$10.76	$9.63

Total Return(d)
Based on net asset value	(29.23	)%(e)	(19.61)%	13.59%	2.57%		13.88%	(38.17)%

Ratios to Average Net Assets
Total expenses	1.94	%(f)(g)	1.66%	1.65%	1.60%		1.55%	1.48	%(h)

Total expenses after fees waived and/or reimbursed	1.32	%(f)(g)	1.33%	1.34%	1.33%		1.36%	1.38%

Net investment income	3.65	%(f)	2.44%	1.52%	2.42	%(b)	1.72%	1.33%

Supplemental Data
Net assets, end of period (000)	$72,733		$34,574	$41,644	$43,765		$59,065	$51,005

Portfolio turnover rate	39%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.00% and 1.32%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)
	Investor C
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.03		$11.39	$10.30	$10.23		$9.14	$14.94

Net investment income(a)	0.14		0.14	0.09	0.17	(b)	0.09	0.07
Net realized and unrealized gain (loss)	(2.75)		(2.44)	1.22	0.03		1.08	(5.82)

Net increase (decrease) from investment operations	(2.61)		(2.30)	1.31	0.20		1.17	(5.75)

Distributions from net investment income(c)	(0.18)		(0.06)	(0.22)	(0.13)		(0.08)	(0.05)

Net asset value, end of period	$6.24		$9.03	$11.39	$10.30		$10.23	$9.14

Total Return(d)
Based on net asset value	(29.51	)%(e)	(20.21)%	12.90%	1.84%		12.91%	(38.60)%

Ratios to Average Net Assets
Total expenses(f)	2.61	%(g)(h)	2.35%	2.36%	2.32%		2.28%	2.18%

Total expenses after fees waived and/or reimbursed	2.04	%(g)(h)	2.05%	2.06%	2.05%		2.09%	2.10%

Net investment income	2.77	%(g)	1.48%	0.80%	1.66	%(b)	1.00%	0.61%

Supplemental Data
Net assets, end of period (000)	$11,152		$7,554	$21,878	$23,996		$31,847	$32,693

Portfolio turnover rate	39%		37%	37%	14%		66%	51%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/19		Year Ended September 30,
	to 5/31/20		2019	2018	2017		2016	2015

Expense ratios	2.61%		2.35%	N/A	N/A		2.27%	N/A

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67% and 2.04%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund
	Institutional
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017	2016		2015

Net asset value, beginning of period	$26.57		$28.16	$27.33	$37.84	$37.71		$42.91

Net investment income(a)	0.94		1.24	1.32	0.16	0.24		0.09
Net realized and unrealized gain (loss)	(3.54)		(0.73)	0.75	5.09	2.81		0.89

Net increase (decrease) from investment operations	(2.60)		0.51	2.07	5.25	3.05		0.98

Distributions(b)
From net investment income	(1.16)		(1.05)	(1.05)	(0.23)	—		—
From net realized gain	—		(1.05)	(0.19)	(15.53)	(2.92)		(6.18)

Total distributions	(1.16)		(2.10)	(1.24)	(15.76)	(2.92)		(6.18)

Net asset value, end of period	$22.81		$26.57	$28.16	$27.33	$37.84		$37.71

Total Return(c)
Based on net asset value	(9.94	)%(d)	2.27%	7.81%	15.40%	8.64%		2.21%

Ratios to Average Net Assets
Total expenses	1.12	%(e)	1.12%	1.09%	1.19%	1.19	%(f)	1.33%

Total expenses after fees waived and/or reimbursed	0.85	%(e)	0.85%	0.85%	0.97%	0.91	%(f)	0.91%

Net investment income	5.63	%(e)	4.80%	4.79%	0.46%	0.67	%(f)	0.22%

Supplemental Data
Net assets, end of period (000)	$128,474		$151,747	$248,847	$462,487	$686,845		$768,068

Portfolio turnover rate	76%		79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Service
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017		2016		2015

Net asset value, beginning of period	$23.91		$25.56	$24.87	$35.61		$35.80		$40.51

Net investment income (loss)(a)	0.80		1.06	1.15	0.10		0.09		(0.11)
Net realized and unrealized gain (loss)	(3.17)		(0.66)	0.67	4.73		2.64		0.89

Net increase (decrease) from investment operations	(2.37)		0.40	1.82	4.83		2.73		0.78

Distributions(b)
From net investment income	(1.08)		(1.00)	(0.94)	(0.04)		—		—
From net realized gain	—		(1.05)	(0.19)	(15.53)		(2.92)		(5.49)

Total distributions	(1.08)		(2.05)	(1.13)	(15.57)		(2.92)		(5.49)

Net asset value, end of period	$20.46		$23.91	$25.56	$24.87		$35.61		$35.80

Total Return(c)
Based on net asset value	(10.08	)%(d)	2.05%	7.54%	15.09%		8.18%		1.80%

Ratios to Average Net Assets
Total expenses(e)	1.36	%(f)	1.31%	1.32%	1.37	%(g)	1.43	%(h)	1.68%

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.10%	1.10%	1.25%		1.31	%(h)	1.31%

Net investment income (loss)	5.30	%(f)	4.56%	4.58%	0.29%		0.27	%(h)	(0.28)%

Supplemental Data
Net assets, end of period (000)	$8,023		$10,024	$12,348	$18,087		$24,305		$27,489

Portfolio turnover rate	76%		79%	75%	154%		72%		64%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/19		Year Ended September 30,
	to 5/31/20		2019	2018	2017		2016		2015
Expense ratios	N/A		N/A	N/A	1.37%		1.30%		1.67%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor A
	Period from
	10/01/19		Year Ended September 30,
	to 05/31/20		2019	2018	2017	2016		2015

Net asset value, beginning of period	$22.43		$24.12	$23.53	$34.47	$34.74		$39.96

Net investment income (loss)(a)	0.75		1.00	1.08	0.11	0.09		(0.07)
Net realized and unrealized gain (loss)	(2.98)		(0.64)	0.65	4.54	2.56		0.85

Net increase (decrease) from investment operations	(2.23)		0.36	1.73	4.65	2.65		0.78

Distributions(b)
From net investment income	(1.06)		(1.00)	(0.95)	(0.06)	—		—
From net realized gain	—		(1.05)	(0.19)	(15.53)	(2.92)		(6.00)

Total distributions	(1.06)		(2.05)	(1.14)	(15.59)	(2.92)		(6.00)

Net asset value, end of period	$19.14		$22.43	$24.12	$23.53	$34.47		$34.74

Total Return(c)
Based on net asset value	(10.09	)%(d)	2.02%	7.58%	15.06%	8.20%		1.82%

Ratios to Average Net Assets
Total expenses(e)	1.40	%(f)	1.37%	1.38%	1.45%	1.47	%(g)	1.60%

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.10%	1.10%	1.25%	1.31	%(g)	1.31%

Net investment income (loss)	5.35	%(f)	4.55%	4.57%	0.36%	0.27	%(g)	(0.18)%

Supplemental Data
Net assets, end of period (000)	$172,696		$215,121	$214,095	$278,649	$377,271		$404,123

Portfolio turnover rate	76%		79%	75%	154%	72%		64%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/19		Year Ended September 30,
	to 5/31/20		2019	2018	2017	2016		2015
Expense ratios	N/A		N/A	N/A	N/A	N/A		1.59%

(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor C
	Period from
	10/01/19			Year Ended September 30,
	to 05/31/20		2019	2018	2017	2016		2015

Net asset value, beginning of period	$14.35		$16.19	$16.13	$28.15	$29.10		$34.43

Net investment income (loss)(a)	0.41		0.55	0.61	(0.12)	(0.13)		(0.30)
Net realized and unrealized gain (loss)	(1.88)		(0.45)	0.44	3.63	2.10		0.74

Net increase (decrease) from investment operations	(1.47)		0.10	1.05	3.51	1.97		0.44

Distributions(b)
From net investment income	(0.90)		(0.89)	(0.80)	—	—		—
From net realized gain	—		(1.05)	(0.19)	(15.53)	(2.92)		(5.77)

Total distributions	(0.90)		(1.94)	(0.99)	(15.53)	(2.92)		(5.77)

Net asset value, end of period	$11.98		$14.35	$16.19	$16.13	$28.15		$29.10

Total Return(c)
Based on net asset value	(10.52	)%(d)	1.30%	6.75%	14.23%	7.38%		1.03%

Ratios to Average Net Assets
Total expenses	2.16	%(e)	2.12%	2.10%	2.18%	2.20	%(f)(g)	2.32	%(g)

Total expenses after fees waived and/or reimbursed	1.85	%(e)	1.85%	1.85%	2.00%	2.05	%(f)	2.06%

Net investment income (loss)	4.57	%(e)	3.84%	3.82%	(0.48)%	(0.47	)%(f)	(0.93)%

Supplemental Data
Net assets, end of period (000)	$24,163		$36,132	$93,399	$123,321	$173,249		$198,760

Portfolio turnover rate	76%		79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

BlackRock High Equity Income Fund
Class K

	Period from 04/21/20 to 05/31/20	(a)

Net asset value, beginning of period	$21.04

Net investment income	0.20
Net realized and unrealized gain	1.77

Net increase from investment operations	1.97

Distributions from net investment income(b)	(0.20)

Net asset value, end of period	$22.81

Total Return(c)
Based on net asset value	9.35	%(d)

Ratios to Average Net Assets
Total expenses	0.99	%(e)

Total expenses after fees waived and/or reimbursed	0.80	%(e)

Net investment income	8.28	%(e)

Supplemental Data
Net assets, end of period (000)	$288

Portfolio turnover rate	76	%(f)

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund
	Institutional
	Period from
	10/01/19			Year Ended September 30,
	to 05/31/20		2019	2018		2017		2016		2015

Net asset value, beginning of period	$28.67		$29.16	$31.36		$33.58		$31.10		$38.51

Net investment income(a)	0.42		0.70	0.76		0.49		0.36		0.27
Net realized and unrealized gain (loss)	(0.40)		0.32	(1.57)		2.85		2.18		(3.05)

Net increase (decrease) from investment operations	0.02		1.02	(0.81)		3.34		2.54		(2.78)

Distributions(b)
From net investment income	(0.39)		(0.66)	(0.98)		(1.47)		(0.06)		(0.92)
From net realized gain	(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(0.46)		(1.51)	(1.39)		(5.56)		(0.06)		(4.63)

Net asset value, end of period	$28.23		$28.67	$29.16		$31.36		$33.58		$31.10

Total Return(c)
Based on net asset value	0.08	%(d)	3.86%	(2.67	)%(e)	10.61%		8.20%		(7.60)%

Ratios to Average Net Assets
Total expenses	1.17	%(f)(g)	1.15%	1.14%		1.23	%(h)	1.26	%(h)(i)	1.27%

Total expenses after fees waived and/or reimbursed	0.84	%(f)(g)	0.84%	0.84%		1.01%		1.06	%(i)	1.14%

Net investment income	2.23	%(f)	2.52%	2.50%		1.51%		1.15	%(i)	0.77%

Supplemental Data
Net assets, end of period (000)	$74,681		$83,814	$102,541		$198,206		$353,512		$424,099

Portfolio turnover rate	29%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84% respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Service
	Period from
	10/01/19			Year Ended September 30,
	to 05/31/20		2019	2018		2017	2016		2015

Net asset value, beginning of period	$27.14		$27.68	$29.76		$32.05	$29.72		$37.01

Net investment income(a)	0.36		0.59	0.65		0.35	0.23		0.17
Net realized and unrealized gain (loss)	(0.39)		0.31	(1.49)		2.75	2.10		(2.93)

Net increase (decrease) from investment operations	(0.03)		0.90	(0.84)		3.10	2.33		(2.76)

Distributions(b)
From net investment income	(0.34)		(0.59)	(0.83)		(1.30)	—		(0.82)
From net realized gain	(0.07)		(0.85)	(0.41)		(4.09)	—		(3.71)

Total distributions	(0.41)		(1.44)	(1.24)		(5.39)	—		(4.53)

Net asset value, end of period	$26.70		$27.14	$27.68		$29.76	$32.05		$29.72

Total Return(c)
Based on net asset value	(0.10	)%(d)	3.62%	(2.90	)%(e)	10.29%	7.84%		(7.86)%

Ratios to Average Net Assets
Total expenses(f)	1.41	%(g)(h)	1.33%	1.37%		1.48%	1.54	%(i)	1.53%

Total expenses after fees waived and/or reimbursed	1.09	%(g)(h)	1.09%	1.09%		1.32%	1.38	%(i)	1.42%

Net investment income	2.01	%(g)	2.25%	2.27%		1.13%	0.76	%(i)	0.51%

Supplemental Data
Net assets, end of period (000)	$3,239		$3,196	$4,434		$7,142	$12,706		$19,269

Portfolio turnover rate	29%		22%	25%		130%	47%		66%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.04)%.

(f)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/19		Year Ended September 30,
	to 5/31/20		2019	2018		2017	2016		2015
Expense ratios	1.41%		N/A	N/A		N/A	1.53%		N/A

(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.43% and 1.09%, respectively.

(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor A
	Period from 10/01/19 to 05/31/20		Year Ended September 30,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$26.69		$27.26	$29.30		$31.68		$29.38		$36.64

Net investment income(a)	0.34		0.60	0.61		0.37		0.24		0.15
Net realized and unrealized gain (loss)	(0.37)		0.27	(1.43)		2.69		2.06		(2.88)

Net increase (decrease) from investment operations	(0.03)		0.87	(0.82)		3.06		2.30		(2.73)

Distributions(b)
From net investment income	(0.33)		(0.59)	(0.81)		(1.35)		—		(0.82)
From net realized gain	(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(0.40)		(1.44)	(1.22)		(5.44)		—		(4.53)

Net asset value, end of period	$26.26		$26.69	$27.26		$29.30		$31.68		$29.38

Total Return(c)
Based on net asset value	(0.08	)%(d)	3.57%	(2.89	)%(e)	10.27%		7.83%		(7.87)%

Ratios to Average Net Assets
Total expenses	1.48	%(f)(g)	1.43%	1.44%		1.54	%(h)	1.57	%(h)(i)	1.58	%(h)

Total expenses after fees waived and/or reimbursed	1.09	%(f)(g)	1.09%	1.09%		1.30%		1.39	%(i)	1.46%

Net investment income	1.92	%(f)	2.30%	2.14%		1.20%		0.81	%(i)	0.44%

Supplemental Data
Net assets, end of period (000)	$100,753		$125,196	$140,473		$325,103		$350,855		$415,805

Portfolio turnover rate	29%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.51% and 1.09%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor C
	Period from 10/01/19 to 05/31/20		Year Ended September 30,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$23.25		$23.94	$25.81		$28.39		$26.52		$33.56

Net investment income (loss)(a)	0.18		0.32	0.39		0.12		0.02		(0.07)
Net realized and unrealized gain (loss)	(0.32)		0.26	(1.30)		2.42		1.85		(2.63)

Net increase (decrease) from investment operations	(0.14)		0.58	(0.91)		2.54		1.87		(2.70)

Distributions(b)
From net investment income	(0.19)		(0.42)	(0.55)		(1.03)		—		(0.63)
From net realized gain	(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(0.26)		(1.27)	(0.96)		(5.12)		—		(4.34)

Net asset value, end of period	$22.85		$23.25	$23.94		$25.81		$28.39		$26.52

Total Return(c)
Based on net asset value	(0.58	)%(d)	2.80%	(3.63	)%(e)	9.46%		7.05%		(8.56)%

Ratios to Average Net Assets
Total expenses	2.27	%(f)(g)	2.20%	2.19%		2.30	%(h)	2.35	%(h)(i)	2.32%

Total expenses after fees waived and/or reimbursed	1.84	%(f)(g)	1.84%	1.84%		2.05%		2.13	%(i)	2.20%

Net investment income (loss)	1.15	%(f)	1.39%	1.57%		0.44%		0.07	%(i)	(0.24)%

Supplemental Data
Net assets, end of period (000)	$9,906		$14,805	$36,239		$53,884		$76,630		$96,334

Portfolio turnover rate	29%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.29% and 1.84%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K
	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$28.68		$29.17	$32.08

Net investment income(b)	0.44		0.73	0.56
Net realized and unrealized gain (loss)	(0.42)		0.30	(2.91)

Net increase (decrease) from investment operations	0.02		1.03	(2.35)

Distributions(c)
From net investment income	(0.40)		(0.67)	(0.56)
From net realized gain	(0.07)		(0.85)	—

Total distributions	(0.47)		(1.52)	(0.56)

Net asset value, end of period	$28.23		$28.68	$29.17

Total Return(d)
Based on net asset value	0.09	%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.08	%(g)(h)	1.04%	1.02	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.79	%(g)(h)	0.79%	0.79	%(g)

Net investment income	2.28	%(g)	2.63%	2.81	%(g)

Supplemental Data
Net assets, end of period (000)	$3,266		$3,847	$3,659

Portfolio turnover rate	29%		22%	25	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.79%, respectively.

(i)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Energy Opportunities Fund	Energy Opportunities	Non-Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Service, Class K and Class R Shares(a)	No	No	None
Investor A Shares	Yes	No(b)	None
Investor C Shares	No	Yes(c)	To Investor A Shares after approximately 10 years

(a)	With respect to High Equity Income, Class K Shares commenced operations on April 21, 2020.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On July 31, 2019, the Board of Trustees of the Trust (the “Board”) approved a fund name change effective as of January 13, 2020, from BlackRock All-Cap Energy & Resources Portfolio to BlackRock Energy Opportunities Fund.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Funds, effective as of May 31, 2020, from September 30 to May 31.

Reorganization: The Board approved the reorganization of BlackRock Energy & Resources Portfolio (the “Target Fund” ) into Energy Opportunities. As a result, Energy Opportunities acquired substantially all of the assets and assumed certain liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Energy Opportunities.

Each shareholder of the Target Fund received shares of Energy Opportunities in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on January 10, 2020, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of Energy Opportunities in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Energy Opportunities Share Class	Shares of Energy Opportunities

Institutional	666,762	1.64341300	Institutional	1,095,766
Investor A	4,649,385	1.44165000	Investor A	6,702,786
Investor C	861,498	1.03784900	Investor C	894,104

The Target Fund’s net assets and composition of net assets on January 10, 2020, the valuation date of the reorganization, were as follows:

Target Fund

Net assets	$84,426,614

Paid-in capital	$344,108,684
Accumulated loss	(259,682,070)

For financial reporting purposes, assets received and shares issued by Energy Opportunities were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The net assets of Energy Opportunities before the reorganization were $72,886,652. The aggregate net assets of Energy Opportunities immediately after the reorganization amounted to $157,313,266. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
BlackRock Energy & Resources Portfolio	$84,656,807	$81,991,609

The purpose of this transaction was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on January 13, 2020.

Assuming the reorganization had been completed on October 1, 2019, the beginning of the fiscal reporting period of Energy Opportunities, the pro forma results of operations for the period ended May 31, 2020, are as follows:

•	Net investment income: $2,510,797

•	Net realized and change in unrealized loss on investments: $(41,741,062)

•	Net decrease in net assets resulting from operations: $(39,230,265)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Energy Opportunities’ Statements of Operations since January 13, 2020.

Reorganization costs incurred in connection with the reorganization were expensed by Energy Opportunities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of High Equity Income’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Net Amount
High Equity Income
Credit Suisse Securities (USA) LLC	$921,231	$(921,231)		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Energy Opportunities
First $1 billion	0.750%
$1 billion — $2 billion	0.700
$2 billion — $3 billion	0.675
Greater than $3 billion	0.650

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Investment Advisory Fees
Average Daily Net Assets	High Equity Income	International Dividend
First $1 billion	0.810%	0.790%
$1 billion — $3 billion	0.760	0.740
$3 billion — $5 billion	0.730	0.710
$5 billion — $10 billion	0.700	0.690
Greater than $10 billion	0.680	0.670

With respect to Energy Opportunities and International Dividend, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each applicable Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Energy Opportunities		High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Service	$650	$1,371	$16,391	$25,885	$5,307	$8,804
Investor A	94,657	92,746	329,008	524,379	192,282	323,327
Investor C	62,892	108,079	199,493	528,580	82,668	209,252

	$158,199	$202,196	$544,892	$1,078,844	$280,257	$541,383

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

The following table shows the class specific administration fees borne directly by each share class of each Fund:

	Energy Opportunities		High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Institutional	$3,901	$4,014	$19,176	$33,739	$10,564	$17,315
Service	52	111	1,327	2,113	430	715
Investor A	7,577	7,463	26,294	42,078	15,403	26,186
Investor C	1,265	2,178	4,001	10,625	1,663	4,220
Class K	—	—	6	—	479	729

	$12,795	$13,766	$50,804	$88,555	$28,539	$49,165

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Institutional	$217	$163	$76	$52
Investor A	—	33	618	613

	$217	$196	$694	$665

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. Each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Energy Opportunities		High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Institutional	$1,353	$754	$431	$557	$885	$1,106
Service	19	—	—	—	—	—
Investor A	21,955	8,524	13,140	16,548	6,948	10,018
Investor C	2,221	1,330	1,832	4,292	981	1,957
Class K	—	—	—	—	24	43

	$25,548	$10,608	$15,403	$21,397	$8,838	$13,124

The following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Energy Opportunities		High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Institutional	$30,657	$26,994	$122,281	$257,850	$67,249	$111,393
Service	471	717	7,935	10,556	2,416	1,670
Investor A	188,322	90,419	207,041	314,947	146,572	224,016
Investor C	24,846	19,794	34,246	81,586	19,079	39,281
Class K	—	—	—	—	776	931

	$244,296	$137,924	$371,503	$664,939	$236,092	$377,291

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Energy Opportunities		High Equity Income		International Dividend
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Other fees	$8,310	$4,500	$6,180	$9,907	$1,923	$2,986

Affiliates received CDSCs as follows:

	Energy Opportunities		High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Investor A	$95	$179	$366	$166	$1	$799
Investor C	435	1,487	3,305	755	201	287

	$530	$1,666	$3,671	$921	$202	$1,086

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2022 for High Equity Income and through September 30, 2021 for Energy Opportunities and International Dividend. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Energy Opportunities		High Equity Income		International Dividend
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Amounts waived	$1,735	$887	$3,431	$4,617	$949	$528

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, September 30, 2022 for High Equity Income and through September 30, 2021 for Energy Opportunities and International Dividend. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the period ended May 31, 2020 and the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts reimbursed to Energy Opportunities, High Equity Income and International Dividend were $2,354, $20,248, and $15,180 respectively.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor C	Class R		Class K
Energy Opportunities	0.91%	1.32%	1.32%	2.04%	1.83	%(a)	0.91	%(a)
High Equity Income	0.85	1.10	1.10	1.85	1.35	(a)	0.80
International Dividend	0.84	1.09	1.09	1.84	1.34	(a)	0.79

(a)	There were no shares outstanding as of May 31, 2020

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, with the exception of High Equity Income, which is through January 31, 2022, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the period ended May 31, 2020 and the year ended September 30, 2019, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

	Energy Opportunities		High Equity Income		International Dividend
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Amounts waived	$220,496	$159,138	$324,049	$410,822	$362,695	$490,951

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the period ended May 31, 2020 and the year ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived
	Energy Opportunities		High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Institutional	$3,901	$4,014	$19,176	$33,739	$10,564	$17,315
Service	42	10	1,327	2,113	367	213
Investor A	7,577	7,330	26,294	42,078	15,403	26,186
Investor C	1,265	2,030	4,001	10,625	1,663	4,220
Class K	—	—	6	—	479	729

	$12,785	$13,384	$50,804	$88,555	$28,476	$48,663

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

	Transfer Agent Fees Waived and/or Reimbursed
	Energy Opportunities		High Equity Income		International Dividend
Share Class	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Institutional	$30,658	$26,994	$114,254	$256,570	$40,852	$68,148
Service	82	—	7,248	9,990	1,416	848
Investor A	127,646	27,274	197,222	312,322	108,009	154,866
Investor C	16,239	4,157	32,246	79,112	14,562	27,274
Class K	—	—	—	—	776	931

	$174,625	$58,425	$350,970	$657,994	$165,615	$252,067

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses was terminated.

The Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Energy Opportunities	International Dividend
Share Class	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Service	$128	$72	$598
Investor C	28	—	—

	$156	$72	$598

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level/Share Class	Amounts
Energy Opportunities
Fund Level	$316,846
Institutional	73,788
Service	132
Investor A	95,531
Investor C	31,471
High Equity Income
Fund Level	1,025,849
Institutional	837,237
Service	34,312
Investor A	863,133
Investor C	277,116
International Dividend
Fund Level	1,131,355
Institutional	290,300
Service	7,895
Investor A	572,069
Investor C	118,562
Class K	2,886

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, High Equity Income retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Energy Opportunities and International Dividend retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, High Equity Income pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Energy Opportunities and International Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, High Equity Income retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. Each Fund paid BIM the following amounts for securities lending agent services:

	Energy Opportunities		High Equity Income		International Dividend
	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19
Amounts	$3	$35	$1,948	$2	$—	$401

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

Purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Fund Name	Purchases	Sales
Energy Opportunities	$ 51,875,574	$ 35,923,148
High Equity Income	229,857,631	254,410,942
International Dividend	62,121,198	94,565,678

For the period ended May 31, 2020, purchases and sales related to equity-linked notes for High Equity Income were $362,103,511 and $360,267,516, respectively

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the period ended May 31, 2020 and each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses, were reclassified to the following accounts:

	Energy Opportunities	High Equity Income	International Dividend

Paid-in capital	$(56,433)	$(7,318)	$—
Accumulated earnings (loss)	56,433	7,318	—

The tax character of distributions paid was as follows:

	Period	Energy Opportunities	High Equity Income	International Dividend

Ordinary income	05/31/20	$1,886,055	$18,978,490	$2,735,014
	09/30/19	1,578,645	23,585,242	5,522,189
	09/30/18	2,104,448	34,088,082	14,143,999
Long-term capital gains	05/31/20	—	—	589,465
	09/30/19	—	18,693,546	8,307,454
	09/30/18	—	690,793	2,386,903

Total	05/31/20	$1,886,055	$18,978,490	$3,324,479

	09/30/19	$1,578,645	$42,278,788	$13,829,643

	09/30/18	$2,104,448	$34,778,875	$16,530,902

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Undistributed ordinary income	$1,921,883	$198,759	$919,705
Non-expiring capital loss carryforwards(a)	(305,519,272)	(29,124,037)	(11,180,830)
Net unrealized gains (losses)(b)	(36,194,087)	(19,528,192)	5,392,447

	$(339,791,476)	$(48,453,470)	$(4,868,678)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains and losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

As of May 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Tax cost	$158,324,938	$353,372,599	$187,688,799

Gross unrealized appreciation	$3,167,752	$22,541,442	$21,329,943
Gross unrealized depreciation	(39,362,904)	(42,083,114)	(15,926,142)

Net unrealized appreciation (depreciation)	$(36,195,152)	$(19,541,672)	$5,403,801

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended May 31, 2020 and year ended September 30, 2019, the Funds did not borrow under the credit agreement.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Energy Opportunities invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18
Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Energy Opportunities
Institutional
Shares sold	5,065,828	$33,290,855	2,483,977	$24,371,687	1,123,324	$13,418,105
Shares issued in reinvestment of distributions	87,022	810,172	49,857	489,099	43,017	477,056
Shares issued in reorganization	1,095,766	10,918,076	—	—	—	—
Shares redeemed	(2,850,173)	(19,099,849)	(1,895,756)	(19,174,792)	(1,043,928)	(12,186,601)

	3,398,443	$25,919,254	638,078	$5,685,994	122,413	$1,708,560

Service
Shares sold	15,017	$122,595	24,220	$243,144	1,313	$15,222
Shares issued in reinvestment of distributions	1,476	13,464	1,310	12,604	1,408	15,288
Shares redeemed	(15,756)	(136,156)	(27,520)	(270,216)	(10,737)	(122,612)

	737	$(97)	(1,990)	$(14,468)	(8,016)	$(92,102)

Investor A
Shares sold and automatic conversion of shares	3,010,887	$19,388,660	1,317,090	$13,255,143	538,501	$6,103,310
Shares issued in reinvestment of distributions	98,657	894,817	102,248	978,518	101,381	1,095,931
Shares issued in reorganization	6,702,786	65,103,473	—	—	—	—
Shares issued from conversion(a)	—	—	—	—	2,306	26,086
Shares redeemed	(2,238,892)	(16,712,188)	(1,210,425)	(11,796,567)	(1,211,899)	(13,767,989)

	7,573,438	$68,674,762	208,913	$2,437,094	(569,711)	$(6,542,662)

Investor B
Shares converted(a)	—	$—	—	$—	(2,317)	$(26,086)
Shares redeemed and automatic conversion of shares	—	—	—	—	(209)	(2,227)

	—	$—	—	$—	(2,526)	$(28,313)

Investor C
Shares sold	584,542	$3,535,677	57,281	$536,851	131,415	$1,424,430
Shares issued in reinvestment of distributions	15,328	134,730	7,437	68,863	45,312	467,616
Shares issued in reorganization	894,104	8,405,065	—	—	—	—
Shares redeemed and automatic conversion of shares	(542,412)	(3,907,975)	(1,149,546)	(11,202,214)	(584,248)	(6,251,164)

	951,562	$8,167,497	(1,084,828)	$(10,596,500)	(407,521)	$(4,359,118)

	11,924,180	$102,761,416	(239,827)	$(2,487,880)	(865,361)	$(9,313,635)

High Equity Income
Institutional
Shares sold	1,234,208	$30,999,399	1,620,135	$41,789,821	1,795,530	$49,454,889
Shares issued in reinvestment of distributions	268,023	6,437,855	551,850	14,113,022	534,018	14,591,812
Shares redeemed	(1,581,496)	(37,167,927)	(5,297,435)	(138,484,099)	(10,417,182)	(287,023,270)

	(79,265)	$269,327	(3,125,450)	$(82,581,256)	(8,087,634)	$(222,976,569)

Service
Shares sold	93,228	$2,240,316	53,252	$1,231,694	22,811	$571,015
Shares issued in reinvestment of distributions	21,143	458,397	40,695	937,357	29,405	729,748
Shares redeemed	(141,512)	(3,082,149)	(157,690)	(3,664,934)	(296,460)	(7,447,946)

	(27,141)	$(383,436)	(63,743)	$(1,495,883)	(244,244)	$(6,147,183)

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Period from
	10/01/19 to 05/31/20				Year Ended 09/30/19		Year Ended 09/30/18
Fund Name/Share Class	Shares		Amounts		Shares	Amounts	Shares	Amounts
High Equity Income (continued)
Investor A
Shares sold and automatic conversion of shares	766,121		$16,215,908		2,710,471	$60,252,847	1,003,085	$23,776,514
Shares issued in reinvestment of distributions	481,834		9,769,745		879,629	19,031,831	476,822	11,184,532
Shares redeemed	(1,816,723)		(37,760,664)		(2,874,581)	(62,930,089)	(4,443,882)	(105,249,999)

	(568,768)		$(11,775,011)		715,519	$16,354,589	(2,963,975)	$(70,288,953)

Investor B
Shares sold	—		$—		—	$—	—	$40
Shares issued in reinvestment of distributions	—		—		—	—	243	3,922
Shares redeemed and automatic conversion of shares	—		—		—	—	(11,237)	(181,858)

	—		$—		—	$—	(10,994)	$(177,896)

Investor C
Shares sold	249,452		$3,461,843		481,593	$6,896,158	895,301	$14,543,893
Shares issued in reinvestment of distributions	155,445		2,003,623		541,742	7,642,459	407,989	6,484,420
Shares redeemed and automatic conversions of shares	(905,943)		(12,015,621)		(4,273,236)	(62,531,798)	(3,179,671)	(51,215,444)

	(501,046)		$(6,550,155)		(3,249,901)	$(47,993,181)	(1,876,381)	$(30,187,131)

Class K
Shares sold	12,615	(b)	$266,201	(b)	—	$—	—	$—
Shares issued in reinvestment of distributions	2	(b)	38	(b)	—	—	—	—
Shares redeemed	(2	)(b)	(38	)(b)	—	—	—	—

	12,615		$266,201		—	$—	—	$—

	(1,163,605)		$(18,173,074)		(5,723,575)	$(115,715,731)	(13,183,228)	$(329,777,732)

International Dividend
Institutional
Shares sold	383,884		$10,400,289		664,263	$18,644,829	1,012,358	$30,836,121
Shares issued in reinvestment of distributions	43,702		1,226,610		165,910	4,496,962	200,664	6,064,305
Shares redeemed	(705,271)		(19,935,519)		(1,423,038)	(39,171,088)	(4,017,740)	(121,958,241)

	(277,685)		$(8,308,620)		(592,865)	$(16,029,297)	(2,804,718)	$(85,057,815)

Service
Shares sold	10,686		$285,762		9,711	$257,339	16,160	$465,478
Shares issued in reinvestment of distributions	1,756		46,603		7,635	195,594	8,638	247,644
Shares redeemed	(8,898)		(234,545)		(59,704)	(1,556,385)	(104,612)	(3,011,003)

	3,544		$97,820		(42,358)	$(1,103,452)	(79,814)	$(2,297,881)

Investor A
Shares sold and automatic conversion of shares	281,795		$7,501,342		—	$—	673,834	$19,033,336
Shares issued in reinvestment of distributions	66,211		1,737,096		285,028	7,196,565	264,520	7,462,762
Shares issued from conversion(a)	—		—		889,911	23,000,163	477	13,819
Shares redeemed	(1,201,472)		(32,299,675)		(1,638,441)	(42,437,755)	(6,881,762)	(198,379,510)

	(853,466)		$(23,061,237)		(463,502)	$(12,241,027)	(5,942,931)	$(171,869,593)

Investor B
Shares issued in reinvestment of distributions	—		$—		—	$—	3	$86
Shares converted(a)	—		—		—	—	(513)	(13,819)
Shares redeemed and automatic conversion of shares	—		—		—	—	(4)	(114)

	—		$—		—	$—	(514)	$(13,847)

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

	Period from
	10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18
Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares		Amounts
International Dividend (continued)
Investor C
Shares sold	23,737	$555,488	45,047	$998,328	79,923		$1,999,619
Shares issued in reinvestment of distributions	6,416	147,783	56,149	1,232,770	68,497		1,702,995
Shares redeemed and automatic conversion of shares	(233,349)	(5,373,215)	(978,393)	(22,187,137)	(722,537)		(17,945,511)

	(203,196)	$(4,669,944)	(877,197)	$(19,956,039)	(574,117)		$(14,242,897)

Class K
Shares sold	14,731	$413,583	40,090	$1,112,479	143,149	(c)	$4,187,215	(c)
Shares issued in reinvestment of distributions	2,087	58,541	6,665	181,244	2,263	(c)	66,602	(c)
Shares redeemed	(35,288)	(1,005,339)	(38,053)	(1,065,702)	(19,971	)(c)	(582,522	)(c)

	(18,470)	$(533,215)	8,702	$228,021	125,441		$3,671,295

	(1,349,273)	$(36,475,196)	(1,967,220)	$(49,101,794)	(9,276,653)		$(269,810,738)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.
(b)	For the period from April 21, 2020 (commencement of operations) to May 31, 2020.
(c)	For the period from January 25th, 2018 (commencement of operations) to September 30th, 2018.

As of May 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 11,882 Class K Shares of High Equity Income.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund, BlackRock International Dividend Fund, and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Energy Opportunities Fund (formerly, BlackRock All-Cap Energy & Resources Portfolio), BlackRock High Equity Income Fund, and BlackRock International Dividend Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2020, the related statements of operations for the period from October 1, 2019 through May 31, 2020 and for the year ended September 30, 2019, the statements of changes in net assets for the period from October 1, 2019 through May 31, 2020 and for each of the two years in the period ended September 30, 2019, the financial highlights for the period from October 1, 2019 through May 31, 2020 and for each of the five years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, and the results of their operations for the period from October 1, 2019 through May 31, 2020 and for the year ended September 30, 2019, the changes in their net assets for the period from October 1, 2019 through May 31, 2020 and for each of the two years in the period ended September 30, 2019, and the financial highlights for the period from October 1, 2019 through May 31, 2020 and each of the five years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the period ended May 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Energy Opportunities	56.41%
High Equity Income	42.90
International Dividend	3.60

The following maximum amounts are hereby designated as qualified dividend income for individuals for the period ended May 31, 2020:

Fund Name	Qualified Dividend Income
Energy Opportunities	$3,280,320
High Equity Income	8,552,963
International Dividend	3,974,177

For the period ended May 31, 2020, the Funds earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Energy Opportunities	$1,451,811	$133,250
International Dividend	3,087,509	326,100

For the period ended May 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends
Energy Opportunities	$13,487
High Equity Income	50,397

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the period ended May 31, 2020:

Fund Name	20% Rate Long-Term Capital Gain Dividends
International Dividend	$589,465

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Energy Opportunities Fund (“Energy Opportunities Fund”), BlackRock High Equity Income Fund (“High Equity Income Fund”) and BlackRock International Dividend Fund (“International Dividend Fund” and, together with Energy Opportunities Fund and High Equity Income Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Energy Opportunities Fund (the “Energy Opportunities Fund Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund (the “International Dividend Fund Sub-Advisory Agreement” and, together with the Energy Opportunities Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	61

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, Energy Opportunities Fund ranked in the first, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, International Dividend Fund ranked in the first, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, High Equity Income Fund ranked in the fourth, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that International Dividend Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that based on a pro-forma Broadridge expense group chosen based on recent changes made to the investment objective of the Fund, the Fund’s contractual management fee rate ranked in the third quartile, and the Fund’s actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively.

The Board noted that Energy Opportunities Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that High Equity Income Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that based on a pro-forma Broadridge expense group chosen based on recent changes made to the investment objective of the Fund, the Fund’s contractual management fee rate ranked in the third quartile, and the Fund’s actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2021, the International Dividend Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund and the Energy Opportunities Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy Opportunities

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	63

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Fund each for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	37 RICs consisting of 179 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009 Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	37 RICs consisting of 179 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019-6018

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	69

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CDI	CREST Depository Interest

GDR	Global Depositary Receipt

GLOSSARY OF TERMS USED IN THIS REPORT	71

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EHI-5/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Advantage International Fund	$33,150	$33,150	$0	$0	$13,700	$14,100	$0	$0
BlackRock Advantage Large Cap Growth Fund	$18,972	$18,972	$0	$0	$12,700	$15,200	$0	$0
BlackRock Advantage Small Cao Core Fund	$30,600	$36,414	$0	$0	$14,800	$13,850	$0	$0
BlackRock Energy Opportunities Fund (Formerly BlackRock All-Cap Energy & Resources Portfolio)	$18,462	$18,462	$6,500	$0	$25,800	$15,200	$0	$0
BlackRock High Equity Income Fund	$22,134	$22,134	$4,000	$0	$12,700	$15,200	$0	$0
BlackRock International Dividend Fund	$25,296	$25,296	$0	$0	$13,700	$16,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3Certain funds of the registrant changed their fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

4 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Advantage International Fund	$13,700	$14,100
BlackRock Advantage Large Cap Growth Fund	$12,700	$15,200
BlackRock Advantage Small Cap Core Fund	$14,800	$13,850
BlackRock Energy Opportunities Fund (Formerly BlackRock All-Cap Energy & Resources Portfolio)	$32,300	$15,200
BlackRock High Equity Income Fund	$16,700	$15,200
BlackRock International Dividend Fund	$13,700	$16,200

1Certain funds of the registrant changed their fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End [1]	Previous Fiscal Year End
$1,984,000	$2,050,500

1Certain funds of the registrant changed their fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock FundsSM

Date: August 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock FundsSM

Date: August 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock FundsSM

Date: August 4, 2020